As filed via EDGAR with the Securities and Exchange Commission on

                                                               February 18, 2005

                                                               File No. 811-8358
                                                       Registration No. 33-75250
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------
                                    FORM N-1A
            REGISTRATION  STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                        Pre-Effective Amendment No. / /

                       Post-Effective Amendment No. 34 /X/

                                       and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                       Post-Effective Amendment No. 34 /X/

                          ------------------------------

                          J.P. MORGAN MUTUAL FUND TRUST

               (Exact Name of Registrant as Specified in Charter)
                                522 Fifth Avenue,
                            New York, New York 10036
               --------------------------------------------------
                     (Address of Principal Executive Office)
       Registrant's Telephone Number, including Area Code: 1-800-480-4111

                              Avery P. Maher, Esq.
                     J.P. Morgan Investment Management Inc.
                                522 Fifth Avenue
                               New York, NY 10036
                     (Name and Address of Agent for Service)

                                   Copies to:

Avery P. Maher, Esq.                     John Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.      Sullivan & Cromwell
522 Fifth Avenue                         125 Broad Street
New York, New York 10036                 New York, New York 10004

                  ---------------------------------------------

(Name and Address of Agent for Service)
It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)

/X/ on February 18, 2005 pursuant paragraph (b)

/ / on (date) pursuant to paragraph (a)(1)
/ / 60 days  after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(2) rule 485.
/ / 75 days after filing pursuant to paragraph (a)(2

If appropriate, check the following box:

/X/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------

                          J.P. MORGAN MUTUAL FUND TRUST

                       SUPPLEMENT DATED FEBRUARY 19, 2005
           TO EACH OF THE CAPITAL AND RESERVE SHARES PROSPECTUSES AND
                     THE STATEMENT OF ADDITIONAL INFORMATION
   APPLICABLE TO THE JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
        AND THE JPMORGAN PRIME MONEY MARKET FUND DATED FEBRUARY 19, 2005

The following information is intended to supplement and update the information in the prospectuses and statement of additional information ("SAI") applicable to the JPMorgan 100% U.S. Treasury Securities Money Market Fund and the JPMorgan Prime Money Market Fund (the "Funds"). This supplement is not an offer to sell shares of any series or class of J.P. Morgan Mutual Fund Trust, including the Funds, and should be read with the prospectuses and SAI applicable to the Funds. You should read those prospectuses carefully before determining whether to invest in the Funds.

At a meeting held January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each Fund approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between J.P. Morgan Mutual Fund Trust, on behalf of the Fund, and J.P. Morgan Mutual Fund Series ("JPMMFS"), on behalf of its series corresponding to the Fund. Pursuant to the Shell Reorganization Agreements, the Funds will reorganize into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date").

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation will take place after the close of business on the Closing Date, at which time the Funds will become a series of JPMorgan Trust I. The Redomiciliation will be effective after the reorganization pursuant to the Shell Reorganization Agreement.

The prospectuses and SAI applicable to the Funds, each dated February 19, 2005, reflect the disclosure regarding the Funds applicable after both of the transactions described above have occurred. However, until the reorganization pursuant to the Shell Reorganization Agreement occurs:

1. The Funds remain series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust (Investment Company Act File No. 811-08358); and

2. The following applies in lieu of the sections of the SAI entitled "Delaware Trust" and "Description of Shares" and references to "the Trust" should be read as referring to J.P. Morgan Mutual Fund Trust:

                               MASSACHUSETTS TRUST

The Trust which is organized as a Massachusetts business trust and each Fund which is a series thereof is a separate and distinct series of the Trust. Copies of the Declaration of Trust for the Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The

Declaration of Trust and the By Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Board of Trustees intends to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

The Trust is an open-end, management investment company organized as Massachusetts business trust. Each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

For more information, contact your Financial Intermediary or see www.jpmorganfunds.com.

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
MONEY MARKET
FUNDS
RESERVE SHARES

PRIME MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
100% U.S. TREASURY SECURITIES MONEY MARKET FUND

TAX FREE MONEY MARKET FUND
NEW YORK MUNICIPAL MONEY MARKET FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                  1

Federal Money Market Fund                                7

100% U.S. Treasury Securities Money Market Fund         11

Tax Free Money Market Fund                              15

New York Municipal Money Market Fund                    20

The Funds' Management and Administration                26

How Your Account Works                                  29

   Buying Fund Shares                                   29

   Selling Fund Shares                                  32

   Exchanging Fund Shares                               33

   Other Information Concerning the Funds               33

Shareholder Information                                 35

   Distributions and Taxes                              35

   Availability of Proxy Voting Record                  35

   Portfolio Holdings Disclosure                        36

What the Terms Mean                                     37

Legal Proceedings Relating to Banc One Investment
   Advisors Corporation and Certain of its Affiliates   38

Financial Highlights                                    39

Appendix A--Legal Proceedings and Additional Fee
   and Expense Information                              42

How To Reach Us                                 Back cover

JPMORGAN PRIME MONEY MARKET FUND

FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-   asset-backed securities

-   repurchase agreements and reverse repurchase agreements

-   taxable municipal obligations

The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that must have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995       4.59%
1996       4.13%
1997       4.49%
1998       4.61%
1999       4.83%
2000       5.93%
2001       3.60%
2002       1.21%
2003       0.55%
2004       0.75%


BEST QUARTER 4th quarter, 2000              1.45%

WORST QUARTER 3rd quarter, 2003             0.11%
              4th quarter, 2003
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*, (1)



                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
RESERVE SHARES                      0.75          2.39           3.45
--------------------------------------------------------------------------------



  * THE PERFORMANCE FOR THE PERIOD BEFORE RESERVE SHARES WERE LAUNCHED ON 7/31/00 IS BASED ON THE PERFORMANCE OF THE MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF RESERVE SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE RESERVE SHARES HAVE HIGHER EXPENSES THAN THE MORGAN SHARES.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR RESERVE SHARES
The expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.11
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.04)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.70
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    72         229         404         912
-----------------------------------------------------------------------------

JPMORGAN FEDERAL MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       5.31%
1996       4.81%
1997       4.98%
1998       4.87%
1999       4.52%
2000       5.68%
2001       3.56%
2002       1.14%
2003       0.48%
2004       0.67%


BEST QUARTER 4th quarter, 2000               1.47%
WORST QUARTER 1st quarter, 2004              0.08%


AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2004*,(1)



                                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
RESERVE SHARES                     0.67          2.28           3.58
--------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE RESERVE SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE MORGAN SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. MORGAN SHARES ARE NOT OFFERED IN THIS PROSPECTUS. RESERVE AND MORGAN SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.


(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR RESERVE SHARES
The estimated expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.10
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.73
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.03)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.70
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.



                                                  1 YEAR      3 YEARS
-----------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                      72          228
-----------------------------------------------------------------------

JPMORGAN 100% U.S. TREASURY
  SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       5.17%
1996       4.73%
1997       4.91%
1998       4.84%
1999       4.26%
2000       5.49%
2001       3.47%
2002       1.18%
2003       0.54%
2004       0.69%


BEST QUARTER 4th quarter, 2000               1.46%

WORST QUARTER 4th quarter, 2003              0.10%
              1st quarter, 2004
              2nd quarter, 2004


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)


                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
RESERVE SHARES                      0.69          2.26           3.51
--------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE RESERVE SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE MORGAN SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. MORGAN SHARES ARE NOT OFFERED IN THIS PROSPECTUS. RESERVE AND MORGAN SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES. THE PERFORMANCE FOR THE PERIOD BEFORE MORGAN SHARES WERE LAUNCHED ON 5/3/96 IS BASED ON THE PERFORMANCE OF THE FUND'S PREDECESSOR, THE HANOVER 100% TREASURY SECURITIES MONEY MARKET FUND.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR RESERVE SHARES
The estimated expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.10
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.73
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.05)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.68
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.68% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


-   net expenses through 2/19/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.



                                                  1 YEAR      3 YEARS
-----------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                      69          228
-----------------------------------------------------------------------

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST THE FUND IS DESIGNED FOR INVESTORS WHO:

-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       3.13%
1996       2.91%
1997       3.16%
1998       2.99%
1999       2.77%
2000       3.65%
2001       2.38%
2002       0.99%
2003       0.53%
2004       0.66%

BEST QUARTER 4th quarter, 2000               0.96%

WORST QUARTER 3rd quarter, 2003              0.09%

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2004*,(1)



                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------
RESERVE SHARES                       0.66          1.63           2.31
---------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE RESERVE SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE MORGAN SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. MORGAN SHARES ARE NOT OFFERED IN THIS PROSPECTUS. RESERVE AND MORGAN SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR RESERVE SHARES
The estimated expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.09
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.72
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.02)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.70
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.



                                                  1 YEAR      3 YEARS
-----------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                      72          226
-----------------------------------------------------------------------

JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND
  (FORMERLY JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND)


THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. Municipal obligations in which the Fund can invest include those issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. The remaining 20% of Assets may be invested in securities paying interest which is subject to federal New York State and New York City personal income taxes or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 90 days or less, and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities. Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax professional for more information.

The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Although the Fund seeks to be fully invested it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objectives.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Reserve shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    3.03%
1996    2.81%
1997    3.09%
1998    2.90%
1999    2.72%
2000    3.45%
2001    2.01%
2002    0.83%
2003    0.35%
2004    0.46%


BEST QUARTER 2nd quarter, 2000               0.91%

WORST QUARTER 3rd quarter, 2003              0.04%



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)



                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------
RESERVE SHARES                       0.46          1.41           2.16
---------------------------------------------------------------------------------



  * THE PERFORMANCE FOR THE PERIOD BEFORE RESERVE SHARES WERE LAUNCHED ON 7/31/00 IS BASED ON THE PERFORMANCE OF THE FUND'S MORGAN SHARES, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF RESERVE SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE RESERVE SHARES HAVE HIGHER EXPENSES THAN MORGAN SHARES.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR RESERVE SHARES
The expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.11
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.04)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.70
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
This example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             72        229        404       912
----------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                  %
---------------------------------------------------------
PRIME MONEY MARKET FUND                             0.10
---------------------------------------------------------
FEDERAL MONEY MARKET FUND                           0.10
---------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY MARKET FUND     0.10
---------------------------------------------------------
TAX FREE MONEY MARKET FUND                          0.10
---------------------------------------------------------
NEW YORK MUNICIPAL MONEY MARKET FUND                0.10
---------------------------------------------------------


FUND MANAGER COMPENSATION

Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of com pensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Reserve Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such Financial Intermediaries for performing shareholder and administrative services. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Reserve Shares of each Fund.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Each of the Funds has adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Reserve Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial

Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Reserve Shares may be purchased by Financial Intermediaries (see below) that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through a Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

Share ownership is electronically recorded, therefore no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the

Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).


Normally, the cut-off time for each Fund is:


PRIME MONEY MARKET FUND                               5:00 PM ET
-------------------------------------------------------------------
FEDERAL MONEY MARKET FUND                             2:00 PM ET
-------------------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY MARKET FUND       2:00 PM ET
-------------------------------------------------------------------
TAX FREE MONEY MARKET FUND                            NOON ET
-------------------------------------------------------------------
NEW YORK MUNICIPAL MONEY MARKET  FUND                 NOON ET
-------------------------------------------------------------------


The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUNDINFORMATION, CALL:
JPMORGAN FUNDS SERVICES
1-800-480-4111


MINIMUM INVESTMENTS

Reserve Shares are subject to a $10,000,000 minimum investment requirement per Fund. There is no minimum level for subsequent purchases.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected.

If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See "Selling Fund Shares."

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-   JPMorgan Funds; or

-   The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-RESERVE)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund's cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers' investments in the Funds:


-   Acting directly or through an agent, as the sole shareholder of record

-   Maintaining account records for customers

-   Processing orders to purchase, redeem or exchange shares for customers

-   Responding to inquiries from shareholders

-   Assisting customers with investment procedures.


THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111
Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.


SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if a Fund accepts your order before the Fund's cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Fund's shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

THROUGH JPMORGAN FUNDS SERVICES
Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire only to the bank account on our records.

Or
Send a signed letter with your instructions to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


EXCHANGING FUND SHARES

You can exchange your Reserve Shares for shares of the same class in other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirements.

The Funds do not charge a fee for this privilege. In addition, the Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Generally, an exchange between Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS
The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds' minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:


JP Morgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


The Funds may suspend your ability to redeem or postpone payment for more than seven days when:


1.  Trading on the NYSE is restricted;


2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.


Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund and New York Municipal Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Municipal Money Market Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.


Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.


TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

     LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION
                          AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years.

In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request. The Financial Highlights for the Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund are not available because as of the date of this prospectus, the Reserve Shares of these Funds had not commenced operations.

JPMORGAN PRIME MONEY MARKET FUND



                                                                                           RESERVE
                                                          -------------------------------------------------------------------
                                                                 YEAR          YEAR          YEAR          YEAR     7/31/00**
                                                                ENDED         ENDED         ENDED         ENDED       THROUGH
                                                              8/31/04       8/31/03       8/31/02       8/31/01       8/31/00
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                         --+         0.01          0.02          0.05          0.01
     Less dividends from net investment income                     --+         0.01          0.02          0.05          0.01
                                                          -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                            $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                  0.48%         0.76%         1.60%         4.88%         0.50%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions)                 $       270   $       355   $       393   $        10   $        --*
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net expenses                                                0.70%         0.70%         0.68%         0.79%         0.79%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income                                       0.48%         0.76%         1.41%         4.62%         5.33%
-----------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and earnings credits               0.73%         0.71%         0.72%         2.17%         1.45%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers and earnings
       credits                                                   0.45%         0.75%         1.37%         3.24%         4.67%
-----------------------------------------------------------------------------------------------------------------------------



 ** Commencement of offering of class of shares.
  + Amount rounds to less than $.005.
  * Amount rounds to less than one million.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND^



                                                                                           RESERVE
                                                          ----------------------------------------------------------------------
                                                                 YEAR          YEAR          YEAR          YEAR        7/31/00**
                                                                ENDED         ENDED         ENDED         ENDED          THROUGH
                                                              8/31/04       8/31/03       8/31/02       8/31/01          8/31/00
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $      1.00   $      1.00   $      1.00   $      1.00      $      1.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                         --+         0.01          0.01          0.03               --+
     Less dividends from net investment income                     --+         0.01          0.01          0.03               --+
                                                          -----------   -----------   -----------   -----------      -----------
Net asset value, end of period                            $      1.00   $      1.00   $      1.00   $      1.00      $      1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                  0.28%         0.52%         1.00%         2.77%            0.28%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions)                 $       155   $       175   $       180   $        --*     $        --*
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net expenses                                                0.79%         0.79%         0.79%         0.90%            0.79%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                       0.28%         0.50%         0.85%         2.57%            3.04%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
       earnings credits                                          0.88%         0.87%         0.90%      1560.21%@@          1.49%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
       reimbursements and earnings credits                       0.19%         0.42%         0.74%     (1556.74%)@@         2.34%
--------------------------------------------------------------------------------------------------------------------------------



  ^ Formerly JPMorgan New York Tax Free Money Market Fund.
 ** Commencement of offering of class of shares.
  + Amount rounds to less than $.005.
(b) Not annualized for periods less than one year.
  * Amount rounds to less than one million.
  # Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION


  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUNDS OFFERED IN THIS PROSPECTUS ARE NOT SUBJECT TO A REDUCED RATE.



                                                          NET EXPENSE   GROSS EXPENSE
FUND                                             CLASS       RATIO          RATIO
--------------------------------------          -------   -----------   -------------
JPMorgan Prime Money Market Fund                Reserve      0.70%          0.74%
JPMorgan 100% U.S. Treasury Securities
   Money Market Fund                            Reserve      0.68%          0.73%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-   Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-   There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                             JPMORGAN PRIME MONEY MARKET FUND - RESERVE SHARES
                             -------------------------------------------------
                                          GROSS          NET            NET
                             ANNUAL    CUMULATIVE     CUMULATIVE      ANNUAL
FOR THE YEAR ENDED           COSTS       RETURN         RETURN        RETURN
--------------------------   ------    ----------     ----------      ------
December 31, 2005(a)          $  62         4.32%          3.71%       3.71%
December 31, 2006             $  74         9.53%          8.17%       4.30%
December 31, 2007             $  82        15.01%         12.78%       4.26%
December 31, 2008             $  85        20.76%         17.58%       4.26%
December 31, 2009             $  89        26.80%         22.59%       4.26%
December 31, 2010             $  93        33.14%         27.81%       4.26%
December 31, 2011             $  97        39.79%         33.26%       4.26%
December 31, 2012             $ 101        46.78%         38.94%       4.26%
December 31, 2013             $ 105        54.12%         44.85%       4.26%
December 31, 2014             $ 109        61.83%         51.03%       4.26%
December 31, 2015             $ 114        69.92%         57.46%       4.26%



(a) Information from February 19, 2005 through year end not annualized.

                                  JPMORGAN 100% U.S. TREASURY SECURITIES
                                    MONEY MARKET FUND - RESERVE SHARES
                             -----------------------------------------------
                                          GROSS          NET            NET
                             ANNUAL    CUMULATIVE     CUMULATIVE      ANNUAL
FOR THE YEAR ENDED           COSTS       RETURN         RETURN        RETURN
--------------------------   ------    ----------     ----------      ------
December 31, 2005(a)          $  60         4.32%          3.73%       3.73%
December 31, 2006             $  77         9.53%          8.16%       4.28%
December 31, 2007             $  81        15.01%         12.78%       4.27%
December 31, 2008             $  84        20.76%         17.60%       4.27%
December 31, 2009             $  88        26.80%         22.62%       4.27%
December 31, 2010             $  91        33.14%         27.86%       4.27%
December 31, 2011             $  95        39.79%         33.32%       4.27%
December 31, 2012             $  99        46.78%         39.01%       4.27%
December 31, 2013             $ 104        54.12%         44.94%       4.27%
December 31, 2014             $ 108        61.83%         51.13%       4.27%
December 31, 2015             $ 113        69.92%         57.59%       4.27%



(a) Information from February 19, 2005 through year end not annualized.

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

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                   Investment Company Act File No. 811-21295.

          (C) JPMorgan Chase & Co. All Rights Reserved. February 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MMR-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
MONEY MARKET
FUNDS

CAPITAL SHARES


PRIME MONEY MARKET FUND
100% U.S. TREASURY SECURITIES MONEY MARKET FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                     1

100% U.S. Treasury Securities Money Market Fund                             5

The Funds' Management and Administration                                    9

How Your Account Works                                                     11

   Buying Fund Shares                                                      11

   Selling Fund Shares                                                     14

   Exchanging Fund Shares                                                  15

   Other Information Concerning the Funds                                  15

Shareholder Information                                                    17

   Distributions and Taxes                                                 17

   Availability of Proxy Voting Record                                     17

   Portfolio Holdings Disclosure                                           17

What the Terms Mean                                                        19

Legal Proceedings Relating to Banc One Investment
   Advisors Corporation and Certain of its Affiliates                      20

Appendix A--Legal Proceedings and Additional
   Fee and Expense Information                                             21

How To Reach Us                                                    Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations

The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       5.84%
1996       5.40%
1997       5.58%
1998       5.53%
1999       5.17%
2000       6.38%
2001       4.12%
2002       1.72%
2003       1.06%
2004       1.26%


BEST QUARTER    3rd quarter, 2000       1.64%
WORST QUARTER   4th quarter, 2003       0.23%
                1st quarter, 2004
                2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)



                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
CAPITAL SHARES                     1.26            2.89            4.19
--------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE CAPITAL SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE INSTITUTIONAL CLASS SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. INSTITUTIONAL CLASS SHARES ARE NOT OFFERED IN THIS PROSPECTUS. CAPITAL AND INSTITUTIONAL CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES. THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR CAPITAL SHARES
The estimated expenses of the Capital Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CAPITAL SHARES ASSETS)



MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.05
OTHER EXPENSES(1)                                                           0.10
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.23
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.07)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.16
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE CAPITAL SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.16% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year,

-  net expenses through 12/31/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.



                                                                1 YEAR   3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                    16       61
--------------------------------------------------------------------------------

JPMORGAN 100% U.S. TREASURY
  SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       5.17%
1996       4.94%
1997       5.24%
1998       5.23%
1999       4.62%
2000       5.85%
2001       3.82%
2002       1.57%
2003       0.93%
2004       1.08%


BEST QUARTER    4th quarter, 2004   1.54%
WORST QUARTER   4th quarter, 2003   0.20%
                1st quarter, 2004
                2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)



                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
CAPITAL SHARES                     1.08            2.64            3.84
--------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE CAPITAL SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE INSTITUTIONAL CLASS SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. INSTITUTIONAL CLASS SHARES ARE NOT OFFERED IN THIS PROSPECTUS. CAPITAL AND INSTITUTIONAL CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES. THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR CAPITAL SHARES
The estimated expenses of the Capital Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CAPITAL SHARES ASSETS)



MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.05
OTHER EXPENSES(1)                                                           0.10
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.23
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.09)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.14
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CAPITAL SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.14% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/19/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.



                                                                1 YEAR   3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                    14       65
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Funds are series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds' share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                            %
-------------------------------------------------
PRIME MONEY MARKET FUND                      0.10
-------------------------------------------------
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                            0.10
-------------------------------------------------


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of Capital Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Capital Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Capital Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, financial institutions, states, municipalities and foundations.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

Share ownership is electronically recorded, therefore no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the

Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).


Normally, the cut-off time for each Fund is:


PRIME MONEY MARKET FUND                      5:00 P.M. ET
---------------------------------------------------------
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                            2:00 P.M. ET
---------------------------------------------------------


The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.


The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

1-800-766-7722

MINIMUM INVESTMENTS

Capital Shares are subject to a $100,000,000 minimum investment requirement per Fund. Certain institutional investors may meet the minimum through the total amount of Capital Shares of the Fund for all such institutional investors with the Financial Intermediary. There are no minimum levels for subsequent purchases.


Former One Group accounts opened on or before October 28, 2004 will be subject to a $1,000,000 minimum. Former JPMorgan accounts opened on or before February 18, 2005 will be subject to a $20,000,000 minimum.

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Institutional Funds Service Center or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See "Selling Fund Shares."

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-CAPITAL)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: XYZ CORPORATION)


Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by the Fund's cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers' investments in the Funds:


-  Acting directly or through an agent, as the sole shareholder of record

-  Maintaining account records for customers

-  Processing orders to purchase, redeem or exchange shares for customers

-  Responding to inquiries from shareholders

-  Assisting customers with investment procedures.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722
Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:


JPMorgan Institutional Funds Service
Center
500 Stanton Christiana Road
Newark, DE 19713


The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.


SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if a Fund accepts your order before the Fund's cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Fund's shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire only to the bank account on our records.

Or
Send a signed letter with your instructions to:

JPMorgan Institutional Funds Service
Center
500 Stanton Christiana Road
Newark, DE 19713


REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


EXCHANGING FUND SHARES

You can exchange your Capital Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirements.

The Funds do not charge a fee for this privilege. In addition, the Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Generally, an exchange between Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS
The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds' minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713


The Funds may suspend your ability to redeem or postpone payment for more than seven days when:


1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.


TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE
  AND EXPENSE INFORMATION

          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
        AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE
                               GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES
The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUNDS OFFERED IN THIS PROSPECTUS ARE NOT SUBJECT TO A REDUCED RATE.



                                                   NET EXPENSE    GROSS EXPENSE
FUND                                      CLASS       RATIO           RATIO
--------------------------------------   -------   -----------    -------------
JPMorgan Prime Money Market Fund         Capital      0.16%           0.23%
JPMorgan 100% U.S. Treasury Securities
   Money Market Fund                     Capital      0.14%           0.23%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                             JPMORGAN PRIME MONEY MARKET FUND - CAPITAL SHARES
                            ---------------------------------------------------
                                           GROSS           NET           NET
                              ANNUAL     CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED            COSTS        RETURN        RETURN        RETURN
-------------------------   ----------   ----------    ----------    ----------
December 31, 2005(a)        $       14         4.32%         4.18%         4.18%
December 31, 2006           $       17         9.53%         9.22%         4.84%
December 31, 2007           $       26        15.01%        14.43%         4.77%
December 31, 2008           $       27        20.76%        19.89%         4.77%
December 31, 2009           $       28        26.80%        25.61%         4.77%
December 31, 2010           $       30        33.14%        31.60%         4.77%
December 31, 2011           $       31        39.79%        37.87%         4.77%
December 31, 2012           $       32        46.78%        44.45%         4.77%
December 31, 2013           $       34        54.12%        51.34%         4.77%
December 31, 2014           $       36        61.83%        58.56%         4.77%
December 31, 2015           $       37        69.92%        66.12%         4.77%



(a) Information from February 19, 2005 through year end not annualized.

                                JPMORGAN 100% U.S. TREASURY SECURITIES MONEY
                                        MARKET FUND - CAPITAL SHARES
                            ---------------------------------------------------
                                            GROSS          NET           NET
                              ANNUAL     CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED             COSTS       RETURN        RETURN        RETURN
-------------------------   ----------   ----------    ----------    ----------
December 31, 2005(a)        $       12         4.32%         4.19%         4.19%
December 31, 2006           $       23         9.53%         9.18%         4.78%
December 31, 2007           $       26        15.01%        14.38%         4.77%
December 31, 2008           $       27        20.76%        19.84%         4.77%
December 31, 2009           $       28        26.80%        25.56%         4.77%
December 31, 2010           $       30        33.14%        31.55%         4.77%
December 31, 2011           $       31        39.79%        37.82%         4.77%
December 31, 2012           $       32        46.78%        44.40%         4.77%
December 31, 2013           $       34        54.12%        51.28%         4.77%
December 31, 2014           $       36        61.83%        58.50%         4.77%
December 31, 2015           $       37        69.92%        66.06%         4.77%



(a) Information from February 19, 2005 through year end not annualized.

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HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                   Investment Company Act File No. 811-21295.


          (C) JPMorgan Chase & Co. All Rights Reserved. February 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MMC-205

                           JPMORGAN MONEY MARKET FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 19, 2005

                           JPMORGAN TRUST I ("TRUST")

          JPMorgan Prime Money Market Fund ("Prime Money Market Fund")
        JPMorgan Federal Money Market Fund ("Federal Money Market Fund")
            JPMorgan 100% U.S. Treasury Securities Money Market Fund
               ("100% U.S. Treasury Securities Money Market Fund")
       JPMorgan Tax Free Money Market Fund ("Tax Free Money Market Fund")
  JPMorgan California Municipal Money Market Fund ("California Municipal Money
                                  Market Fund")
 JPMorgan New York Municipal Money Market Fund ("New York Municipal Money Market
                                     Fund")

     (each a "Fund," and collectively, the "Money Market Funds" or "Funds")

     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated August 31, 2004 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

     For more information about the Funds or the Financial Statements, simply write or call:



MORGAN SHARES, CLASS B SHARES,
CLASS C SHARES, PREMIER SHARES, CASH MANAGEMENT SHARES AND        AGENCY SHARES, CAPITAL SHARES AND INSTITUTIONAL
RESERVE SHARES:                                                   CLASS SHARES:
JPMorgan Funds Services                                           JPMorgan Institutional Funds Service Center
P.O. Box 8528                                                     500 Stanton Christiana Road
Boston, MA  02266-8528                                            Newark, DE  19713

1-800-480-4111                                                    1-800-766-7722



                                                                    SAI-MMKT-205

                                TABLE OF CONTENTS



                                                                             PAGE
                                                                             ----
GENERAL                                                                         3
INVESTMENT STRATEGIES AND POLICIES                                              5
INVESTMENT RESTRICTIONS                                                        15
TRUSTEES                                                                       17
OFFICERS                                                                       23
CODES OF ETHICS                                                                24
PROXY VOTING PROCEDURES AND GUIDELINES                                         25
PORTFOLIO HOLDINGS DISCLOSURE                                                  26
INVESTMENT ADVISER                                                             27
ADMINISTRATOR                                                                  30
DISTRIBUTOR                                                                    31
DISTRIBUTION PLAN                                                              31
CUSTODIAN                                                                      34
TRANSFER AGENT                                                                 35
SHAREHOLDER SERVICING                                                          35
EXPENSES                                                                       37
FINANCIAL INTERMEDIARIES                                                       38
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                  38
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                  39
PURCHASES, REDEMPTIONS AND EXCHANGES                                           39
NET ASSET VALUE                                                                40
PORTFOLIO TRANSACTIONS                                                         41
DELAWARE TRUST                                                                 41
DESCRIPTION OF SHARES                                                          42
DISTRIBUTIONS AND TAX MATTERS                                                  43
ADDITIONAL INFORMATION                                                         47
FINANCIAL STATEMENTS                                                           58
APPENDIX A                                                                      1

                                     GENERAL


THE TRUST AND THE FUNDS

     The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

     The Predecessor Funds were formerly series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust (the "Predecessor Trust").

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust
I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

     JPMMFT. Prior to February 19, 2005, the Funds were series of J.P. Morgan Mutual Fund Trust ("JPMMFT"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. On April 30, 2003, the name of JPMMFT was changed from Mutual Fund Trust to J.P. Morgan Mutual Fund Trust.

     After the close of business on February 18, 2005, the JPMorgan 100% U.S. Treasury Securities Money Market Fund acquired all of the assets and liabilities of One Group Treasury Only Money Market Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between the Predecessor Trust, on behalf of JPMorgan 100% U.S. Treasury Securities Money Market Fund, and One Group Mutual Funds, on behalf of One Group Treasury Only Money Market Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Board of Trustees of the Predecessor Trust are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:



Prime Money Market Fund                                  Class B, Class C, Morgan, Premier, Agency, Institutional Class,
                                                         Capital, Reserve and Cash Management
Federal Money Market Fund                                Morgan, Premier, Agency, Institutional Class and Reserve
100% U.S. Treasury Securities Money Market Fund          Morgan, Premier, Agency, Institutional Class, Capital and Reserve
Tax Free Money Market Fund                               Morgan, Premier, Agency, Institutional Class and Reserve
California Municipal Money Market Fund                   Morgan
New York Municipal Money Market Fund                     Morgan and Reserve

    Currently, each Fund offers the following classes of shares:



Prime Money Market Fund                                  Class B, Class C, Morgan, Premier, Agency, Institutional Class,
                                                         Capital, Reserve and Cash Management
Federal Money Market Fund                                Morgan, Premier, Agency, Institutional Class and Reserve
100% U.S. Treasury Securities Money Market Fund          Morgan, Premier, Agency, Institutional Class, Capital and Reserve
Tax Free Money Market Fund                               Morgan, Premier, Agency, Institutional Class and Reserve
California Municipal Money Market Fund                   Morgan
New York Municipal Money Market Fund                     Morgan and Reserve



     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

     Effective September 10, 2001, the Board of Trustees of the Predecessor Trust approved the re-naming of the following Funds:



NEW NAME                                                 FORMER NAME
JPMorgan Prime Money Market Fund                         JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund                       JPMorgan Federal Money Market Fund II



     Effective May 1, 2003, the Predecessor Trust was renamed with the approval of the Board of Trustees to J.P. Morgan Mutual Fund Trust from Mutual Fund Trust.

     Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:



NEW NAME                                                 FORMER NAME
JPMorgan California Municipal Money Market Fund          JPMorgan California Tax Free Money Market Fund
JPMorgan New York Municipal Money Market Fund            JPMorgan New York Tax Free Money Market Fund



     The shares of the Funds are collectively referred to in this SAI as the "Shares."

MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     Each Fund is a separate series of the Trust. The Funds are diversified as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act").

     In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

     The Prospectuses set forth the various investment policies applicable to each Fund. The Money Market Funds invest only in U.S. dollar-denominated high-quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees.

     The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality, that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's structure, yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

                            MONEY MARKET INSTRUMENTS


     A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. TREASURY SECURITIES. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Prime Money Market Fund and the Federal Money Market Fund may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.

     FOREIGN GOVERNMENT OBLIGATIONS. The Prime Money Market Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities must be denominated in U.S. dollars. See "Foreign Investments."

     BANK OBLIGATIONS. The Tax Free Money Market Fund, California Municipal Money Market Fund, New York Municipal Money Market Fund (collectively, the "Tax Free and Municipal Funds") and the Prime Money Market Fund, unless otherwise noted in the Prospectuses or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. See "Foreign Investments." The Prime Money Market Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Prime Money Market Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

     COMMERCIAL PAPER. The Prime Money Market Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Prime Money Market Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Prime Money Market Fund to be liquid because they are payable upon demand. The Prime Money Market Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     ASSET-BACKED SECURITIES. The Prime Money Market Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

     STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of a Fund's fundamental investment restriction related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Funds invest may be deemed illiquid and subject to their restrictions on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there may be no active trading market for structured products.


     REPURCHASE AGREEMENTS. Each of the Funds (other than the Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund) may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a collateralized loan of money by a Fund to the seller. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund may engage only in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling the Funds to look to the collateral, rather than the counterparty, for determining whether its assets are "diversified" for 1940 Act purposes. The Prime Money Market Fund may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite nationally recognized statistical rating organizations. For these repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral for determining such diversification. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

     OTHER DEBT SECURITIES. The Prime Money Market Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectuses or this SAI.


                               FOREIGN INVESTMENTS


     The Prime Money Market Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.


         Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

                              MUNICIPAL OBLIGATIONS


     The Prime Money Market Fund and the Tax Free and Municipal Funds may invest in municipal obligations. The Prime Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by these

Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

     Interest on certain municipal obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax ("AMT"). Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT items and the interest on which is not subject to federal income tax. This legislation may affect the availability of municipal obligations for investment by the Tax Free and Municipal Funds. Investments by the Tax Free and Municipal Funds will be made in unrated municipal obligations only if they are determined to be of comparable quality to permissible rated investments on the basis of the Adviser's credit evaluation of the obligor or of the bank issuing a participation certificate, letter of credit or guaranty, or insurance issued in support of the obligation. High-quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees has determined that municipal obligations which are backed by the credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa.

     If, subsequent to purchase by the Tax Free and Municipal Funds (a) an issue of rated municipal obligations ceases to be rated in the highest short-term rating category by at least two rating organizations (or one rating organization if the instrument is rated by only one such organization) or the Board of Trustees determines that it is no longer of comparable quality or (b) a Money Market Fund's Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause such Money Market Fund to take such action as it determines is in its best interest and that of its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Fund's Board of Trustees is subsequently notified of the Adviser's actions.

     MUNICIPAL BONDS. The Prime Money Market Fund and the Tax Free and Municipal Funds may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities. The Prime Money Market Fund may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.


     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.


     The Tax Free and Municipal Funds may also invest in industrial development bonds that are backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Tax Free and Municipal Funds may not invest more than 25% of the value of their total assets in such bonds if the issuers are in the same industry.


     MUNICIPAL NOTES. Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by

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letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment.

     Municipal demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes.


     MUNICIPAL LEASE OBLIGATIONS. The Tax Free and Municipal Funds may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Tax Free and Municipal Funds may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Each Fund will limit its investments in "non-appropriation" leases to 10% of its assets. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value ("NAV") and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Fund's custodian (see "Custodian") a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     FORWARD COMMITMENTS. The Prime Money Market Fund and the Tax Free and Municipal Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to the Tax Free and Municipal Funds, short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which, for consideration by investors in the Tax Free and Municipal Funds, are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     STAND-BY COMMITMENTS. When a Fund purchases securities it may also enter into put transactions, including those referred to as stand-by commitments, with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price within a specified period prior to its maturity date and entitles a Fund to same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

     The amount payable to a Money Market Fund upon its exercise of a stand-by commitment with respect to a municipal obligation normally would be (i) the acquisition cost of the municipal obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, a Money Market Fund would value the underlying municipal obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. The Money Market Funds value stand-by commitments at zero for purposes of computing their net asset value per share.

     The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and the fact that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of a Money Market Fund will be invested in municipal obligations that are subject to stand-by commitments from the same bank or broker-dealer.

     FLOATING AND VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES. Each Fund, other than the 100% U.S. Treasury Securities Money Market Fund, may invest in floating and variable rate securities. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The floating or variable rate demand instruments in which the Funds may invest are payable on demand on not more than seven calendar days' notice.

     The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or London Interbank Offered Rate, as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by the Board of Trustees of the Trust in order to minimize credit risks.


     The Board of Trustees may determine that an unrated floating or variable rate security meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet a Fund's high quality criteria. If an instrument is ever deemed to fall below a Fund's high quality standards, either it will be sold in the market or the demand feature will be exercised.


     The securities in which the Tax Free and Municipal Funds and the Prime Money Market Fund may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"), and, in the case of the Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.


     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.


     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax-exempt. Participation Certificates will only be purchased by the Tax Free and Municipal Funds if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.


     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with inflation, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent this does occur, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar weighted average portfolio maturity.

     TENDER OPTION FLOATING OR VARIABLE RATE CERTIFICATES. The Funds may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.


     ZERO COUPON AND STRIPPED OBLIGATIONS. Each Fund may invest up to 20% of its total assets in stripped obligations. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. The Prime Money Market Fund and the Tax Free and Municipal Funds may also invest in zero coupon obligations. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the rules of the Internal Revenue Code of 1986, as amended (the "Code"), investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.


     Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.


     CUSTODIAL RECEIPTS. The Prime Money Market Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

     FUNDING AGREEMENTS. The Prime Money Market Fund and the Tax Free and Municipal Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser. Funding agreements generally will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there generally is no active secondary market for these investments, a funding agreement may be deemed to be illiquid.

     TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, each Tax Free and Municipal Fund may invest without limitation in high quality taxable money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Prime Money Market Fund and the Tax Free and Municipal Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 10% of a Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as the Prime Money Market Fund's investments in private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     The Prime Money Market Fund and the Tax Free and Municipal Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.


     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     At the time the California Municipal Money Market Fund or the New York Municipal Money Market Fund acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. Each of these Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first or second tier securities. These Funds may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.


     At the time any of the other JPMorgan Money Market Funds acquires its investments, the investments will qualify as first tier securities. The Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first tier securities. The Funds may not purchase any security which qualifies as a second tier security at the time of the Fund's investment.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.


     If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of investment, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS.

     Each Fund:


     (1) May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

     (2) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law;


     (3) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (ii) the Tax Free and Municipal Funds may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates;


     (4) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     (5) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     (6) May not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     (7) May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.


     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participators are considered to be debt instruments. For the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, the Funds' 80% investment policy is fundamental and may not be changed without shareholder approval.


     For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.


                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.


     In addition, each Fund is subject to the following non-fundamental investment restrictions which may be changed without shareholder approval:

     (1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

     (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

     (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     (4) Each Fund may not invest more than 10% of its net assets in illiquid securities.

     (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

     (7) Each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.


     The investment objective of each Fund is non-fundamental.

     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


                                    TRUSTEES

         The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                               NUMBER OF PORTFOLIOS
NAME (YEAR OF BIRTH);                                            IN FUND COMPLEX
    POSITIONS WITH                  PRINCIPAL OCCUPATIONS          OVERSEEN BY             OTHER DIRECTORSHIPS HELD
  THE FUNDS (SINCE)                   DURING PAST 5 YEARS           TRUSTEE(1)               OUTSIDE FUND COMPLEX
  -----------------                   -------------------           ----------               --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG            Retired; Vice President &               110           None.
(1941); Trustee of Trust        Treasurer of Ingersoll-Rand
since 2005; Trustee of          Company (manufacturer of
Predecessor Funds since 1987.   industrial equipment)
                                (1972-2000).

ROLAND R. EPPLEY, JR.           Retired; President & Chief              110           Director, Janel Hydro, Inc.
(1932); Trustee of Trust        Executive Officer, Easter                             (automotive) (1993-present).
since 2005; Trustee of          States Bankcard (1971-1988).
Predecessor Funds since 1989.

JOHN F. FINN                    President and Chief                     110           Director, Cardinal Health, Inc
(1947); Trustee of Trust        Executive Officer of                                  (CAH) (1994-present).
since 2005.                     Gardner, Inc. (wholesale
                                distributor to outdoor power
                                equipment industry)
                                (1979-present).

DR. MATTHEW GOLDSTEIN           Chancellor of the City                  110           Trustee of Bronx-Lebanon Hospital
(1941); Trustee of Trust        University of New York                                Center (1992-present); Director
since 2005; Trustee of          (1999-present); President,                            of New Plan Excel Realty Trust,
Predecessor Funds since 2003.   Adelphi University (New                               Inc. (real estate investment
                                York) (1998-1999).                                    trust) (2000-present); Director
                                                                                      of Lincoln Center Institute for
                                                                                      the Arts in Education
                                                                                      (1999-present).

ROBERT J. HIGGINS (1945);       Retired; Director of                    110           Director of Providian Financial
Trustee of Trust since 2005;    Administration of the State                           Corp. (banking) (2002-present).
Trustee of Predecessor Funds    of Rhode Island (2003-2004);
since 2002.                     President - Consumer Banking
                                and Investment Services,
                                Fleet Boston Financial
                                (1971-2001).

                                                               NUMBER OF PORTFOLIOS
NAME (YEAR OF BIRTH);                                            IN FUND COMPLEX
    POSITIONS WITH                  PRINCIPAL OCCUPATIONS          OVERSEEN BY             OTHER DIRECTORSHIPS HELD
  THE FUNDS (SINCE)                   DURING PAST 5 YEARS           TRUSTEE(1)               OUTSIDE FUND COMPLEX
  -----------------                   -------------------           ----------               --------------------
PETER C. MARSHALL               Self-employed business                  110           None.
(1942); Trustee of Trust        consultant (2002-present);
since 2005.                     Senior Vice President, W.D.
                                Hoard, Inc. (corporate
                                parent of DCI Marketing,
                                Inc.) (2000-2002);
                                President, DCI Marketing,
                                Inc. (1992-2000).

MARILYN MCCOY                   Vice President of                       110           Director, Mather LifeWays
(1948); Trustee of Trust        Administration and Planning,                          (1994-present); Director,
since 2005.                     Northwestern University                               Carleton College (2003-present).
                                (1985-present).

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus              110           Director of Radio Shack
(1937); Trustee of Trust        (2001-2002), and Chairman                             Corporation (electronics)
since 2005; Trustee of          and Chief Executive Officer,                          (1987-present); Director of The
Predecessor Funds since 2003.   Boston Stock Exchange (1985-                          National Football Foundation and
                                2001).                                                College Hall of Fame
                                                                                      (1994-present); Trustee of the
                                                                                      Berklee College of Music
                                                                                      (1998-present); Trustee of the
                                                                                      Stratton Mountain School
                                                                                      (2001-present).

ROBERT A. ODEN, JR. (1946);     President, Carleton College             110           Director, American University in
Trustee of Trust since 2005.    (2002-present); President,                            Cairo.
                                Kenyon College (1995-2002).

FERGUS REID, III (1932);        Chairman of Lumelite                    110           Trustee of Morgan Stanley Funds
Trustee of Trust (Chairman)     Corporation (plastics                                 (209 portfolios) (1995-present).
since 2003; Trustee             manufacturing)
(Chairman) of Predecessor       (2003-present); Chairman and
Funds since 1987.               CEO of Lumelite Corporation
                                (1985-2002).

FREDERICK W. RUEBECK            Advisor, Jerome P. Green &              110           Director, AMS Group
(1939); Trustee of Trust        Associates, LLC                                       (2001-present); Director, Wabash
since 2005.                     (broker-dealer)                                       College (1988-present); Trustee,
                                (2002-present); Investment                            Seabury-Western Theology Seminary
                                Officer, Wabash College                               (1993-present); Chairman,
                                (2004-present);                                       Indianapolis Symphony Orchestra
                                self-employed consultant                              Foundation (1994-present).
                                (January 2000 to present);
                                Director of Investments, Eli
                                Lilly and Company (1988-1999).

JAMES J. SCHONBACHLER (1943);   Retired; Managing Director              110           None.
Trustee of Trust since 2005;    of Bankers Trust Company
Trustee of Predecessor Funds    (financial services)
since 2001.                     (1968-1998).

                                                               NUMBER OF PORTFOLIOS
NAME (YEAR OF BIRTH);                                            IN FUND COMPLEX
    POSITIONS WITH                  PRINCIPAL OCCUPATIONS          OVERSEEN BY             OTHER DIRECTORSHIPS HELD
  THE FUNDS (SINCE)                   DURING PAST 5 YEARS           TRUSTEE(1)               OUTSIDE FUND COMPLEX
  -----------------                   -------------------           ----------               --------------------
INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.*       Retired; Chief Executive                110           None.
(1935); Trustee of Trust        Officer of Chase Mutual
since 2005; Trustee of          Funds (investment company)
Predecessor Funds since 1998.   (1989-1998); President &
                                Chief Executive Officer of
                                Vista Capital Management
                                (investment management)
                                (1990-1998); Chief Investment
                                Executive of Chase Manhattan
                                Private Bank (investment
                                management) (1990-1998).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES

     The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2004.

     The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on two occasions during the fiscal year ended August 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended August 31, 2004.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1) :



                                                                            OWNERSHIP OF TAX  OWNERSHIP OF 100% U.S.
                           OWNERSHIP OF PRIME         OWNERSHIP OF FEDERAL      FREE MONEY     TREASURY SECURITIES
NAME OF TRUSTEE            MONEY MARKET FUND           MONEY MARKET FUND       MARKET FUND      MONEY MARKET FUND
INDEPENDENT TRUSTEES
William J. Armstrong               None                       None                 None               None
Roland R. Eppley, Jr.              None                       None                 None               None
John F. Finn                       None                       None                 None               None
Dr. Matthew Goldstein              None                       None                 None               None
Robert J. Higgins                  None                       None                 None               None
Peter C. Marshall                  None                       None                 None               None
Marilyn McCoy                      None                       None                 None               None
William G. Morton, Jr.             None                       None                 None               None
Robert A. Oden, Jr.                None                       None                 None               None
Fergus Reid, III               Over $100,000                  None                 None               None
Frederick W. Ruebeck               None                       None                 None               None
James J. Schonbachler              None                       None                 None               None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.       Over $100,000                  None                 None               None

                                                                                          AGGREGATE OWNERSHIP OF ALL
                                OWNERSHIP OF NEW YORK       OWNERSHIP OF CALIFORNIA    REGISTERED INVESTMENT COMPANIES
                               MUNICIPAL MONEY MARKET       MUNICIPAL MONEY MARKET     OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                         FUND                          FUND                 INVESTMENT COMPANIES(1)(2)
INDEPENDENT TRUSTEES
William J. Armstrong                    None                          None                        Over $100,000
Roland R. Eppley, Jr.                   None                          None                        Over $100,000
John F. Finn                            None                          None                        Over $100,000
Dr. Matthew Goldstein                   None                          None                      $50,001 - $100,00
Robert J. Higgins                       None                          None                             None
Peter C. Marshall                       None                          None                        Over $100,000
Marilyn McCoy                           None                          None                        Over $100,000
William G. Morton, Jr.                  None                          None                             None
Robert A. Oden, Jr.                     None                          None                        Over $!00,000
Fergus Reid, III                        None                          None                        Over $100,000
Frederick W. Ruebeck                    None                          None                        Over $100,000
James J. Schonbachler                   None                          None                      $50,001 - $100,00
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                None                          None                        Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of 16 registered investment companies, including the former One Group Mutual Funds (now known as JPMorgan Trust II) (51 portfolios), One Group Investment Trust (nine portfolios), and 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).

(2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The
Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS



                              100% U.S. TREASURY       CALIFORNIA         FEDERAL         NEW YORK
                               SECURITIES MONEY     MUNICIPAL MONEY        MONEY      MUNICIPAL MONEY      PRIME MONEY
    NAME OF TRUSTEE              MARKET FUND          MARKET FUND       MARKET FUND      MARKET FUND       MARKET FUND
INDEPENDENT TRUSTEES
William J. Armstrong             $    7,355           $       235        $   4,849       $     2,547       $   70,151
Roland R. Eppley, Jr.                 5,517                   176            3,637             1,911           52,611
John F. Finn                              0                     0                0                 0                0
Dr. Matthew Goldstein                 5,517                   176            3,637             1,911           52,611
Robert J. Higgins                     5,517                   176            3,637             1,911           52,611
Peter C. Marshall                         0                     0                0                 0                0

                              100% U.S. TREASURY       CALIFORNIA         FEDERAL         NEW YORK
                               SECURITIES MONEY     MUNICIPAL MONEY        MONEY      MUNICIPAL MONEY      PRIME MONEY
    NAME OF TRUSTEE              MARKET FUND          MARKET FUND       MARKET FUND      MARKET FUND       MARKET FUND
Marilyn McCoy                             0                    0                 0                 0                0
William G. Morton, Jr.                5,517                  176             3,637             1,911           52,611
Robert A. Oden, Jr.                       0                    0                 0                 0                0
Fergus Reid, III                     11,493                  368             7,577             3,980          109,609
Frederick W. Ruebeck                      0                    0                 0                 0                0
James J. Schonbachler                 5,517                  176             3,637             1,911           52,611
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                556                   21               349               197            5,841



                               TAX FREE MONEY    TOTAL COMPENSATION PAID
       NAME OF TRUSTEE          MARKET FUND      FROM THE FUND COMPLEX(1)
INDEPENDENT TRUSTEES
William J. Armstrong            $   19,416             $   160,000
Roland R. Eppley, Jr.               14,562                 120,000
John F. Finn                             0                       0
Dr. Matthew Goldstein               14,562                 120,000
Robert J. Higgins                   14,562                 120,000
Peter C. Marshall                        0                       0
Marilyn McCoy                            0                       0
William G. Morton, Jr.              14,562                 120,000
Robert A. Oden, Jr.                      0                       0
Fergus Reid, III                    30,338                 250,000
Frederick W. Ruebeck                     0                       0
James J. Schonbachler               14,562                 120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             1,865                 160,000^



^   Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS


     The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds.
President (2001)                    An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi
                                    Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)**      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                    President and Treasurer, One Group Administrative Services, Inc. (now known as
                                    JPMorgan Funds Management, Inc.), and Vice President and Treasurer, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in
Administrative Officer (2004)       2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                    service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services (now
Treasurer (2004)**                  known as JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for Bank
                                    One Corporation (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial
                                    Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Secretary (2005)                    (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                    attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
Assistant Secretary (2004)**        Counsel and Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949), Assistant   From October 1999 to present, Director, Mutual Fund Administration, One Group
Secretary (2004)**                  Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.)
                                    and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc.
                                    (now known as JPMorgan Distribution Services, Inc.). From July 1999 to
                                    October 1999, Project Manager, One Group, Banc One Investment Advisors
                                    Corporation (now known as JPMorgan Investment Advisors, Inc.).

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)          President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to
                                    2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.  During
Assistant Treasurer (2005)          the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                    Administration at Prudential Investments.

Stephen M. Ungerman (1953), Chief   Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Compliance Officer (2004)           Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.



*   The contact address for the officer is 3435 Stelzer Road, Columbus, OH
    43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

     As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


     The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.


     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:


     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.


     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.




     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


     In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.


                          PORTFOLIO HOLDINGS DISCLOSURE


     As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request to JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center (1-800-480-4111 or 1-800-766-7722, respectively) an uncertified complete schedule of its portfolio holdings as of the prior business day.

     A Fund's publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a weekly or monthly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of a Fund and (ii) clients of the Adviser or its affiliates that invest in a Fund or such clients' consultants. No compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. A list of the entities that receive a Fund's portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

     Standard & Poor's                         Weekly            3 days after trade date
     Moody's Investor Service                  Weekly            3 days after trade date
     Fitch Ratings                             Weekly            3 days after trade date



     In addition, certain service providers to a Fund, or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive a Fund's portfolio holdings information earlier than as provided in the first paragraph above, such as rating and ranking agencies, pricing services, accountants, attorneys, custodians, brokers in connection with Fund transactions and in providing pricing quotations, and transfer agents. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

     Disclosure of a Fund's portfolio securities as an exception to a Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between a Fund's shareholders on the one hand and a Fund's Adviser or any affiliated person of a Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about a Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however, that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

     The Funds also include information related to portfolio holding information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to the Trust, reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds, and prior to February 28, 2001, the investment adviser was The Chase Manhattan Bank ("Chase"). On September 1, 2003, JPMFAM
(USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

     The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM or JPMFAM (USA) (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):



                                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                8/31/02              8/31/03             8/31/04
PRIME MONEY MARKET FUND
     Paid or Accrued                                         $ 59,806,000         $ 52,172,000        $ 48,047,000
     WAIVED                                                             -                    -                   -
FEDERAL MONEY MARKET FUND
     Paid or Accrued                                            5,711,000            4,200,000           3,483,000
     Waived                                                             -                    -                   -
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
     Paid or Accrued                                            5,679,000            5,486,000           5,085,000
     Waived                                                             -                    -                   -
TAX FREE MONEY MARKET FUND

     Paid or Accrued                                            7,441,000            9,952,000           12,355,000
     Waived                                                             -                    -                   -
CALIFORNIA MUNICIPAL MONEY MARKET FUND
     Paid or Accrued                                              146,000              156,000             157,000
     Waived                                                             -                    -                   -
NEW YORK MUNICIPAL MONEY MARKET FUND
     Paid or Accrued                                            2,349,000            2,121,000           1,780,000
     Waived                                                             -                    -                   -



     The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or their affiliates, has approved the Advisory Agreement for the Trust, on behalf of the Funds.

     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays apportion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets of the money market funds in the JPMorgan Funds Complex over $100 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of the former One Group Mutual Funds.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between the Predecessor Trust, on behalf of the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.10% of each Predecessor Fund's average daily net assets of up to $100 billion on an annualized basis for the Predecessor Fund's then current fiscal year plus 0.05% of the average daily net assets over $100 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Predecessor Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).



                                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                8/31/02              8/31/03             8/31/04
PRIME MONEY MARKET FUND
     Paid or Accrued                                          $ 59,033,000        $ 52,172,000        $ 48,047,000
     Waived                                                     (9,237,000)         (4,474,000)         (7,801,000)

                                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                8/31/02              8/31/03             8/31/04
FEDERAL MONEY MARKET FUND
     Paid or Accrued                                             5,640,000           4,200,000           3,483,000
     Waived                                                     (1,039,000)           (715,000)           (846,000)
TAX FREE MONEY MARKET FUND
     Paid or Accrued                                             7,368,000           9,952,000          12,355,000
     Waived                                                     (2,206,000)         (2,279,000)         (1,767,000)
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
     Paid or Accrued                                             5,616,000           5,486,000           5,085,000
     Waived                                                     (1,103,000)           (852,000)           (661,000)
CALIFORNIA MUNICIPAL MONEY MARKET FUND
     Paid or Accrued                                               144,000             156,000             157,000
     Waived                                                        (67,000)            (89,000)           (110,000)
NEW YORK MUNICIPAL MONEY MARKET FUND
     Paid or Accrued                                             2,325,000           2,121,000           1,780,000
     Waived                                                       (823,000)            (63,000)           (125,000)


                                   DISTRIBUTOR


     Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.


                                DISTRIBUTION PLAN


     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Cash Management, Class B and Class C Shares of the Prime Money Market Fund, the Morgan Shares of the Money Market Funds (except the Prime Money Market Fund) and the Reserve Shares of the Prime Money Market Fund, Federal Money Market Fund, 100% U. S. Treasury Securities Money Market Fund, Tax Free Money Market Fund and New York Municipal Money Market Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth in their respective Prospectuses.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund;
(iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     The Institutional Class Shares, Premier Shares, Capital Shares and Agency Shares of the Money Market Funds have no Distribution Plan.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average daily net asset value of the Class B Shares or Class C Shares maintained in a Fund by such broker-dealers' customers. With respect to Cash Management Shares of Prime Money Market Fund, broker-dealers will be compensated with trail or maintenance commissions of 0.50% annualized of the average daily net asset value. With respect to Reserve Shares of Prime Money Market Fund, Tax Free Money Market Fund and New York Municipal Money Market Fund, broker-dealers will be compensated with trail or maintenance commissions of 0.25% annualized of the average daily net asset value. For Class B, Class C and Morgan Shares purchased before February 19, 2005, trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. For other classes of shares and for Class B, Class C and Morgan Shares purchased on or after February 19, 2005, such commissions will generally be paid beginning at the time of initial purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive 0.75% on Class B and C Shares, 0.50% on Cash Management Shares, 0.10% on Morgan Shares (except for Morgan Shares of the Prime Money Market Fund) and 0.25% on Reserve Shares of average daily net assets, the fee will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). However, no class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

     The Capital Shares, Institutional Class Shares, Premier Shares and Agency Shares of the Money Market Funds have no Distribution Plan.


     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").


     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan.

The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trust with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                       FISCAL YEAR ENDED             FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                            8/31/02                       8/31/03                       8/31/04
---------------------------------------------------------------------------------------------------------------------------
                                  PAID/ACCRUED      WAIVED       PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED
---------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
     B Shares                     $    103,000              -    $     90,000              -    $     65,000              -
     C Shares                            3,000              -           5,000              -           4,000              -
     Reserve Shares                    683,000              -       1,011,000              -         722,000              -
     Cash Management Shares          1,028,000              -       1,806,000              -         530,000              -
FEDERAL MONEY MARKET FUND
     Morgan Shares                     627,000              -         381,000   $   (278,000)        299,000   $   (186,000)
TAX FREE MONEY MARKET FUND
     Morgan Shares                     883,000       (233,000)        702,000       (562,000)        608,000       (466,000)
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND
     Morgan Shares                   4,068,000     (3,132,000)      3,168,000     (2,687,000)      2,273,000     (1,973,000)
CALIFORNIA MUNICIPAL MONEY
MARKET FUND
     Morgan Shares                     146,000        (56,000)        156,000       (156,000)        157,000       (156,000)
NEW YORK MUNICIPAL MONEY MARKET
FUND
     Morgan Shares                   2,262,000     (1,477,000)      1,940,000     (1,878,000)      1,609,000     (1,609,000)
     Reserve Shares                    261,000        (72,000)        544,000       (139,000)        513,000       (137,000)



     The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended August 31, 2004:



PRIME MONEY MARKET FUND
   Advertising and sales literature                                                        $     76,757
   Class B Shares financing charges                                                              65,234
   Compensation to dealers                                                                      934,101
   Compensation to sales personnel                                                                   70
   Equipment, supplies and other indirect distribution-related expenses                         695,858
   Printing, production and mailing of prospectuses to other than current shareholders          132,075
FEDERAL MONEY MARKET FUND
   Advertising and sales literature                                                               5,735
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                       66,366
   Compensation to sales personnel                                                                    5

   Equipment, supplies and other indirect distribution-related expenses                          50,790
   Printing, production and mailing of prospectuses to other than current shareholders            9,334
TAX FREE MONEY MARKET FUND
   Advertising and sales literature                                                              17,800
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                      238,581
   Compensation to sales personnel                                                                   16
   Equipment, supplies and other indirect distribution-related expenses                         189,225
   Printing, production and mailing of prospectuses to other than current shareholders           39,052
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
   Advertising and sales literature                                                               8,178
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                       98,851
   Compensation to sales personnel                                                                    7
   Equipment, supplies and other indirect distribution-related expenses                          74,903
   Printing, production and mailing of prospectuses to other than current shareholders           13,358
CALIFORNIA MUNICIPAL MONEY MARKET FUND
   Advertising and sales literature                                                                 242
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                        3,001
   Compensation to sales personnel                                                                    -^
   Equipment, supplies and other indirect distribution-related expenses                           2,318
   Printing, production and mailing of prospectuses to other than current shareholders              413
NEW YORK MUNICIPAL MONEY MARKET FUND
   Advertising and sales literature                                                               2,912
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                       33,765
   Compensation to sales personnel                                                                    3
   Equipment, supplies and other indirect distribution-related expenses                          25,959
   Printing, production and mailing of prospectuses to other than current shareholders            4,713


^  Amount rounds to less than $1.

     With respect to the Class B Shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

                                    CUSTODIAN


     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. money market funds of 0.011% of the first $5 billion, 0.008% on the next $5 billion, 0.004% on the next $25 billion and 0.0025% for such assets over $35 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. money market fund is $10,000.

     In addition, there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

     Prior to May 5, 2003, The Bank of New York served as the Funds' custodian and fund accounting agent. For additional information, see the Prospectuses.


                                 TRANSFER AGENT


     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.


                              SHAREHOLDER SERVICING


     The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).



       Morgan                                                     0.35%*
       Class B and Class C                                        0.25%
       Premier, Cash Management and Reserve                       0.30%**
       Agency                                                     0.15%
       Institutional Class                                        0.10%

       Capital                                                    0.05%



     * The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fees is for shareholder administrative services.

     ** The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                       FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                            8/31/02                        8/31/03                        8/31/04
---------------------------------------------------------------------------------------------------------------------------
                                      PAID/                          PAID/                          PAID/
                                     ACCRUED        WAIVED          ACCRUED        WAIVED          ACCRUED        WAIVED
---------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
     Morgan Shares                $ 32,753,000              -    $ 20,441,000   $ (1,387,000)   $ 14,809,000   $ (1,169,000)
     Premier Shares                 13,191,000   $    (40,000)     14,274,000       (115,000)     14,518,000       (102,000)
     Agency Shares                  16,771,000     (6,708,000)     13,045,000     (5,261,000)     11,811,000     (4,753,000)
     B Shares                           34,000              -          30,000         (5,000)         22,000        (18,000)
     C Shares                            1,000              -           2,000              -           1,000         (1,000)
     Institutional Class Shares     26,797,000    (26,755,000)     25,882,000    (25,882,000)     25,075,000    (25,075,000)
     Reserve Shares                    683,000        (26,000)      1,011,000        (13,000)        722,000        (25,000)
     Cash Management Shares            514,000         (4,000)        903,000              -         265,000        (15,000)
FEDERAL MONEY MARKET FUND
     Morgan Shares                   2,195,000        (32,000)      1,335,000              -       1,045,000              -
     Premier Shares                  4,332,000        (20,000)      3,616,000        (51,000)      3,195,000        (37,000)
     Agency Shares                     887,000       (364,000)        396,000       (191,000)        355,000       (167,000)
     Institutional Class Shares      2,464,000     (2,464,000)      1,976,000     (1,976,000)      1,552,000     (1,552,000)
TAX FREE MONEY MARKET FUND
     Morgan Shares                   3,090,000       (417,000)      2,457,000              -       2,128,000              -
     Premier Shares                  6,899,000              -       8,550,000        (58,000)      8,945,000        (65,000)
     Agency Shares                     967,000       (391,000)        860,000       (372,000)        851,000       (367,000)
     Institutional Class Shares      2,832,000     (2,820,000)      4,970,000     (4,970,000)      7,319,000     (7,319,000)

                                       FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                            8/31/02                        8/31/03                        8/31/04
---------------------------------------------------------------------------------------------------------------------------
                                      PAID/                          PAID/                          PAID/
                                     ACCRUED        WAIVED          ACCRUED        WAIVED          ACCRUED        WAIVED
---------------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND
     Morgan Shares                  14,236,000              -      11,087,000              -       7,955,000              -
     Premier Shares                    772,000              -       1,310,000              -       1,451,000              -
     Agency Shares                   1,125,000       (596,000)        959,000       (550,000)        837,000       (470,000)
     Institutional Class Shares        178,000       (178,000)        835,000       (835,000)      1,395,000     (1,395,000)
CALIFORNIA MUNICIPAL MONEY
MARKET FUND
     Morgan Shares                     511,000       (187,000)        547,000        (39,000)        549,000       (126,000)
NEW YORK MUNICIPAL MONEY MARKET
FUND
     Morgan Shares                   7,917,000              -       6,791,000              -       5,631,000              -
     Reserve Shares                    305,000              -         634,000         (1,000)        599,000              -



     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                    EXPENSES


     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable, may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center, as applicable. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

     In accordance with section 22(e) of the 1940 Act, the Trust, on behalf of a Fund, reserves the right to postpone the date of payment upon redemption for more than one day for the Prime Money Market Fund and for more than seven days for the other Money Market Funds or suspend the right of redemption as follows:
(i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC or by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may by order permit for the protection of the Fund shareholders.


     Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value per share.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.


     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.


     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

     CHECKWRITING PRIVILEGES. Checkwriting privileges will no longer be offered on Premier Share accounts effective February 19, 2005. Shareholders of Premier Shares who elected checkwriting on their Account Applications accepted by the Funds on or before February 18, 2005 may continue to write checks against their Premier Share accounts. The Funds may modify or discontinue these checkwriting privileges at any time.


                                 NET ASSET VALUE


     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     The Funds' portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviation, such as changing a Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds. See "Distributions and Tax Matters."

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted two exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker. The first order permits each Fund to deal with J.P. Morgan Securities Inc., as principal in the purchase and sale of taxable money market instruments (including commercial paper, bankers acceptances and medium term notes) and repurchase agreements. The second order permits each Fund to deal with J.P. Morgan Securities Inc., as principal in the purchase and sale of tax exempt money market instruments (including tax exempt commercial paper, general obligation and revenue anticipation notes, variable rate demand notes and put bonds). The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

     JPMDS and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. JPMDS and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. JPMDS and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor, JPMDS, or its affiliates. JPMIM has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of JPMIM. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, JPMIM and its affiliates may exchange among themselves certain information about the shareholder and his account.

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                              DESCRIPTION OF SHARES

     The Trust is an open-end, management investment company organized as Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".


                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.


     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.


     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the following Money Markets Funds had capital loss carryforwards for the fiscal year ended August 31, 2004 (amounts in thousands):



                                                  CAPITAL LOSS               EXPIRES IN
         FUND                                     CARRYFORWARDS                 YEAR
         --------------------------------------------------------------------------------------
         Prime Money Market Fund                     $   2                 August 31, 2012



     To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.


     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

     Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue

Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     TAX EXEMPT DIVIDENDS. Each tax-exempt Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.


     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.


     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.


     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October,

November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.


     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of a Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a Money Market Fund will do this. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.


     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.


     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly.
With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION


     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of January 31, 2005, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:



                                                                                        Percentage
Fund and Class of Shares                                                                Held (%)
------------------------                                                                ----------
100% U.S. TREASURY MONEY MARKET
FUND

Institutional Class Shares         DIAL HOLDINGS INC*                                        42.215
                                   15501 N DIAL BLVD STE 2240
                                   SCOTTSDALE AZ 85260-1615

                                   JPMORGAN CHASE                                            12.314
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   KINGSLEY & CO/JPM ASSET SWEEP                             9.408
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   MISSIONARIES OF CHARITY                                   7.695
                                   335 E 145TH ST
                                   BRONX NY 10451-5899

Premier Shares                     JPMORGAN INSTITUTIONAL TRUST *                            30.243
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   KINGSLEY & CO/JPM ASSET SWEEP                             23.355
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   FUELCELL ENERGY, INC.                                     9.654
                                   3 GREAT PASTURE ROAD
                                   DANBURY CT 06810-8153

                                   JPMORGAN CHASE BANK                                       5.116
                                   JAMES SIMONS
                                   ATTN FUND OPERATIONS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2105

Agency Share                       JPMORGAN INSTITUTIONAL TRUST                              8.378
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   BLACKSTONE MGMT PART                                      6.969

                                   C/O THE BLACKSTONE GROUP
                                   345 Park Avenue
                                   NEW YORK NY 10154-0004

                                   MCKINSEY MASTER RETIREMENT TRUST                          5.515
                                   55 E 52ND ST FL 29
                                   NEW YORK NY 10055-0002

Morgan Shares                      JPMORGAN CHASE                                            15.531
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   JPMORGAN INSTITUTIONAL TRUST                              14.801
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   BRISTOL-MYERS SEC SETTLEMENT FUND                         7.892
                                   105 MAXESS ROAD
                                   MELVILLE NY 11747-3851

CALIFORNIA MUNICIPAL MONEY MARKET
FUND

Morgan Shares                      KINGSLEY & CO/JPM ASSET SWEEP*                            60.731
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   FIDUCIARY TRUST REVENUE                                   11.912
                                   ATTN JOHN CONTE
                                   600 5TH AVE
                                   NEW YORK NY 10020-2302

                                   JPMORGAN INVESTOR SERVICES                                8.205
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

                                   JPMORGAN CHASE                                            5.979
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

FEDERAL MONEY MARKET FUND

Institutional Class Shares         KINGSLEY & CO/JPM ASSET SWEEP*                            32.692
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   WILLIAM HARRIS-INVESTORS INC                              13.615
                                   AS AGENT FOR ITS CLIENTS
                                   ATTN ALICIA BREZEZNIAK
                                   191 N WACKER DRIVE STE 1500
                                   CHICAGO IL 60606-1920

                                   JPMORGAN CHASE                                            8.027
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   HARE & CO                                                 5.652
                                   C/O THE BANK OF NEW YORK
                                   ATTN STIF/MASTER NOTE
                                   111 SANDERS CREEK PKWY
                                   EAST SYRACUSE NY 13057-1382

                                   NEW YORK GIANTS, INC                                      5.077
                                   GIANTS STADIUM
                                   EAST RUTHERFORD NJ 07073

Premier Shares                     KINGSLEY & CO/JPM ASSET SWEEP*                            50.568
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   WYNN LAS VEGAS LLC *                                      33.177
                                   DBA LE REVE
                                   ATTN SAMANTA STEWART
                                   3145 LAS VEGAS BLVD S
                                   LAS VEGAS NV 89109-1929

Agency Shares                      JPMORGAN INSTITUTIONAL TRUST                              23.638
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   JPMORGAN CHASE                                            23.055
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   KINGSLEY & CO/JPM ASSET SWEEP                             13.431
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN INVESTOR SERVICES                                7.324
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

Morgan Shares                      JPMORGAN CHASE                                            17.015
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   JPMORGAN CHASE BANK                                       13.948
                                   FBO ITSELF AND ITS CLIENTS
                                   ATTN MICHELE DIXON
                                   10420 HIGHLAND MANOR DR FL 2
                                   TAMPA FL 33610-9128

NEW YORK MUNICIPAL MONEY MARKET
FUND

Morgan Shares                      JPMORGAN CHASE                                            17.158
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   KINGSLEY & CO/JPM ASSET SWEEP                             10.089
                                   FUND OMNIBUS ACCOUNT

                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   NATIONAL FINANCIAL SERV CORP CUST                         9.523
                                   CHURCH STREET STATION
                                   PO BOX 3752
                                   NEW YORK NY 10008-3752

Reserve  Shares                    CHASE MANHATTAN BANK*                                     99.293
                                   FBO IMA CUSTOMERS
                                   1985 MARCUS AVE FL 2
                                   NEW HYDE PARK NY 11042-1053
PRIME MONEY MARKET FUND

Institutional Class Shares         JPMORGAN INSTITUTIONAL TRUST                              12.688
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   HARE & CO                                                 11.785
                                   C/O THE BANK OF NEW YORK
                                   ATTN STIF/MASTER NOTE
                                   111 SANDERS CREEK PKWY
                                   EAST SYRACUSE NY 13057-1382

Premier Shares                     KINGSLEY & CO/JPM ASSET SWEEP*                            43.676
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   HARE & CO                                                 19.636
                                   C/O THE BANK OF NEW YORK
                                   ATTN STIF/MASTER NOTE
                                   111 SANDERS CREEK PKWY
                                   EAST SYRACUSE NY 13057-1382

                                   JPMORGAN INSTITUTIONAL TRUST                              15.509
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

Agency Shares                      JPMORGAN INVESTOR SERVICES*                               43.541
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

                                   JPMORGAN INVESTOR SERVICES                                17.13
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

                                   JPMORGAN INSTITUTIONAL TRUST                              16.816
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO

                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

Morgan Shares                      JPMORGAN INSTITUTIONAL TRUST                              15.382
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   NATIONAL FINANCIAL SERV CORP                              9.577
                                   200 LIBERTY ST FL 5
                                   NEW YORK NY 10281-5503

                                   JPMORGAN INVEST LLC (FBO)                                 6.757
                                   1 BEACON ST FL 18
                                   BOSTON MA 02108-3106

                                   JPMORGAN CHASE                                            6.103
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

Reserve Shares                     CHASE MANHATTAN BANK *                                    34.173
                                   FBO IMA CUSTOMERS
                                   1985 MARCUS AVE FL 2
                                   NEW HYDE PARK NY 11042-1053

                                   JPMORGAN CHASE BANK                                       20.094
                                   FBO ITSELF AND ITS CLIENTS
                                   ATTN MICHELE DIXON
                                   10420 HIGHLAND MANOR DR 2ND FL
                                   TAMPA FL 33610-9128

                                   SOUTH TRUST BANK NA                                       11.445
                                   ATTN RECONCILEMENT
                                   200 WILDWOOD PKWY
                                   HOMEWOOD AL 35209-7154

                                   CHASE MANHATTAN BANK                                      8.359
                                   FBO IMA CUSTOMERS
                                   1985 MARCUS AVE FL 2
                                   NEW HYDE PARK NY 11042-1053

                                   JPMORGAN CHASE BANK                                       7.136
                                   ATTN MICHELE DIXON
                                   10420 HIGHLAND MANOR DR FL 2
                                   TAMPA FL 33610-9128

                                   JPMORGAN INSTITUTIONAL TRUST                              5.324
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

Cash Management Shares             BANK OF NEW YORK AS AGENT FOR                             17.559
                                   SIDNEY FRANK IMPORTING CO INC
                                   20 CEDAR ST
                                   NEW ROCHELLE NY 10801-5247

                                   MURDOCH & CO LTD                                          5.156
                                   ATTN MUTUAL FUND SERVICES
                                   BANK OF BERMUDA
                                   6 FRONT STREET
                                   HAMILTON HM11

                                   BNY AS AGENT FOR                                          5.105
                                   BISHOP-SANZARI-CREAMER
                                   399 KNOLLWOOD RD

                                   WHITE PLAINS NY 10603-1931

Class C  Shares                    FIRST CLEARING, LLC                                       21.878
                                   RITA F SCHNEIDER
                                   3434 VANTAGE LN
                                   GLENVIEW IL 60026-1365

                                   NFSC FEBO                                                 16.062
                                   BATTERY PARK CITY DAY NURSERY
                                   215 SOUTH END AVENUE
                                   NEW YORK NY 10280-1068

                                   FIRST CLEARING LLC                                        15.748
                                   MARTIN J BENCHOT
                                   FCC AS CUSTODIAN
                                   9808 EDGECOVE DR
                                   DALLAS TX 75238-1536

                                   RBC DAIN RAUSCHER INC FBO                                 11.36
                                   MICHAEL ARMSTRONG
                                   3140 WATERSIDE DR
                                   ARLINGTON TX 76012-2126

                                   NFSC FBO                                                  5.793
                                   BARBARA MIRANDA
                                   420 E 64TH ST # EPHD
                                   NEW YORK NY 10021-7853

TAX FREE MONEY MARKET FUND

Institutional Class Shares         KINGSLEY & CO/JPM ASSET SWEEP                             22.657
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

Premier Shares                     KINGSLEY & CO/JPM ASSET SWEEP*                            81.437
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN CHASE                                            7.339
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

Agency Shares                      KINGSLEY & CO/JPM ASSET SWEEP                              24.48
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN CHASE                                            20.072
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   JPMORGAN INVESTOR SERVICES                                14.768
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

                                   RUSSELL REYNOLDS ASSOCIATES INC.                          8.636
                                   OPERATING ACCOUNT
                                   200 PARK AVENUE 23 FLOOR
                                   NEW YORK NY 10166-2399

Morgan Shares                      JPMORGAN CHASE*                                           31.634
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   JPMORGAN INSTITUTIONAL TRUST                              9.098
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   ROSE ELECTRONICS                                          8.292
                                   ATTN: DAVID RAHVAR OR
                                   PETER MACOUREK
                                   P.O. BOX 742571
                                   HOUSTON TX 77274-2571

                                   JPMORGAN INVEST LLC (FBO)                                 6.542
                                   1 BEACON ST FL 18
                                   BOSTON MA 02108-3106


                                   FIDUCIARY TRUST REVENUE                                   5.103
                                   ATTN JOHN CONTE
                                   600 5TH AVE
                                   NEW YORK NY 10020-2302


* - The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.

     The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

     The annual audited financial statements of the Predecessor Funds and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Predecessor Funds' August 31, 2004 annual report filing made with the SEC on November 10, 2004 (Accession Number: 0001047469-04-033792), pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111 or JPMorgan Institutional Funds Service Center at 1-800-766-7722.

                                   APPENDIX A
                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES

FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

FNMA BONDS -- are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government. FHA Insured Notes are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

FHLMC CERTIFICATES AND FNMA CERTIFICATES -- are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

GSA PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

PUBLIC HOUSING BONDS -- are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

PENN CENTRAL TRANSPORTATION CERTIFICATES -- are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS -- are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

D.C. ARMORY BOARD BONDS -- are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                       APPENDIX B--DESCRIPTION OF RATINGS

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------

"+" or "-"       may be appended to 'F-1' rating to denote relative status
                 within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1              Prime Credit Quality


R-2              Adequate Credit Quality


R-3              Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)       Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
                 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)     Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
                 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)        Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);      Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges

R-2 (middle);    from having reasonable ability for timely repayment to a level
R-2 (low)        which is considered only just adequate.The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);      Short term debt rated "R-3" is speculative, and within the
R-3 (middle);    three subset grades, the capacity for timely payment ranges
R-3 (low)        from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

     Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.    Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:       Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

   INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,    HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,     financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,    DEFAULT. The ratings of obligations in this category are based on their
DD,     prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/    Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS
MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR   Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.


     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,    Very Weak. Companies rated in any of these three categories are viewed
CC,     as very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,    Distressed. These ratings are assigned to companies that have either
DD,     failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

    SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1       Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2       Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3       Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                                TABLE OF CONTENTS

                                                                                       PAGE
INTRODUCTION TO APPENDIX C                                                              C-1
STATE INDEBTEDNESS AND OTHER OBLIGATIONS                                                C-2
   General                                                                              C-2
   Capital Facilities Financing                                                         C-2
      General Obligation Bonds                                                          C-2
      Commercial Paper Program                                                          C-3
      Lease-Purchase Obligations                                                        C-3
      Non-Recourse Debt                                                                 C-3
   Pension Obligation Bonds                                                             C-4
   Economic Recovery Bonds                                                              C-4
   Tobacco Settlement Revenue Bonds                                                     C-5
   Cash Flow Borrowings                                                                 C-5
STATE FINANCES                                                                          C-7
   The General Fund                                                                     C-7
   The Special Fund for Economic Uncertainties                                          C-7
   Inter-Fund Borrowings                                                                C-8
   State Warrants                                                                       C-9
      Registered Warrants                                                               C-9
      Reimbursement Warrants                                                           C-10
      Refunding Warrants                                                               C-10
   Sources of Tax Revenue                                                              C-10
      Personal Income Tax                                                              C-11
      Sales Tax                                                                        C-11
      Corporation Tax                                                                  C-13
      Insurance Tax                                                                    C-14
      Estate Tax; Other Taxes                                                          C-14
      Special Fund Revenues                                                            C-14
      Taxes on Tobacco Products                                                        C-15
   Recent Tax Receipts                                                                 C-15
   State Expenditures                                                                  C-18
   State Appropriations Limit                                                          C-19
   Proposition 98                                                                      C-20
   Local Governments                                                                   C-22
      Vehicle License Fee                                                              C-23
      Trial Courts                                                                     C-24
      Welfare System                                                                   C-24
   Welfare Reform                                                                      C-24
   Pension Trusts                                                                      C-25
   Repayment of Energy Loans                                                           C-27
   Unemployment Insurance Fund                                                         C-27
   Investment of Funds                                                                 C-28
THE BUDGET PROCESS                                                                     C-29
   General                                                                             C-29

   Constraints on the Budget Process                                                   C-29
      Proposition 58 (Balanced Budget Amendment)                                       C-29
      Additional Constraints on the Budget Process                                     C-30
PRIOR FISCAL YEARS' BUDGETS                                                            C-31
   2001 Budget Act                                                                     C-31
   2002 Budget Act                                                                     C-31
   2003 Budget Act                                                                     C-32
CURRENT STATE BUDGET                                                                   C-33
   Background                                                                          C-33
   2004 Budget Act                                                                     C-33
   "Structural Deficit"                                                                C-35
   California Performance Review                                                       C-36
   Summary of State Revenues and Expenditures                                          C-37
   Revenue and Expenditure Assumptions                                                 C-39
   Development of Revenue Estimates                                                    C-40
   Economic Assumptions                                                                C-40
FINANCIAL STATEMENTS                                                                   C-42
OVERVIEW OF STATE GOVERNMENT                                                           C-43
   Organization of State Government                                                    C-43
   Employee Relations                                                                  C-44
ECONOMY AND POPULATION                                                                 C-45
   Introduction                                                                        C-45
   Population and Labor Force                                                          C-45
   Employment, Income, Construction and Export Growth                                  C-47
LITIGATION                                                                             C-50
   Challenge Related to the Vehicle License Fee Offset and
   Related Payments to Local Governments                                               C-50
   Challenge Seeking Payment to Teacher's Retirement Board                             C-51
   Actions Seeking Flood-Related Damages                                               C-51
   Tax Refund Cases                                                                    C-51
   Environmental Cleanup Matter                                                        C-52
   Energy-Related Matters                                                              C-52
   Escheated Property Claims                                                           C-53
   Action Seeking Damages for Alleged Violations of Privacy Rights                     C-54
   Actions Seeking Program Modifications                                               C-54
   Local Government Mandate Claims and Actions                                         C-55
   Action for Damages for Alleged Destruction at Indian Burial Sites                   C-56
   Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts          C-56
STATE DEBT TABLES                                                                      C-57

                           INTRODUCTION TO APPENDIX C

     IMPORTANCE OF APPENDIX C. APPENDIX C is the part of the Official Statement that provides investors with information concerning the State of California (the "State"). Investors are advised to read the entire Official Statement, including APPENDIX C, to obtain information essential to making an informed investment decision.

     CALIFORNIA'S CREDIT HISTORY. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     OVERVIEW OF APPENDIX C. APPENDIX C begins with the types of debt instruments that the State has issued and is authorized to issue in the future. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS."

     APPENDIX C continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the budget proposed by the Governor and the economic assumptions underlying the revenue projections contained in the proposed budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."

     Then, APPENDIX C includes or incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2003, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2003. The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2003 through August 31, 2004 are also included in this APPENDIX C. See "FINANCIAL STATEMENTS."

     Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION." APPENDIX C concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES").

     RECENT DEVELOPMENTS. On September 22, 2004, the State Legislative Analyst's Office ("LAO") issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation," analyzing the impact of the final 2004 Budget Act upon the operating shortfall projections for the State made by the LAO in its report on the May Revision. See "CURRENT STATE BUDGET--'Structural Deficit'" for a discussion of this report.

     On September 15, 2004, a lawsuit was filed against the State challenging the constitutionality of the statute approving the amendments to the tribal gaming compacts between the State and five Indian Tribes. The revenues from the amended tribal gaming compacts are anticipated to be received within fiscal year 2004-05, beginning January 1, 2005. See "CURRENT STATE BUDGET--2004 Budget Act" and "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."

                    STATE INDEBTEDNESS AND OTHER OBLIGATIONS

     GENERAL

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due. See the introduction to "STATE DEBT TABLES" for information as to indebtedness and other obligations incurred after August 1, 2004.

     CAPITAL FACILITIES FINANCING

          GENERAL OBLIGATION BONDS

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of August 1, 2004, the State had outstanding $45,901,897,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $34,542,521,000 of long-term general obligation bonds. This latter figure consists of $19,887,491,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $14,655,030,000 of other authorized but unissued general obligation bonds. These outstanding and authorized amounts include the economic recovery bonds. See "--Economic Recovery Bonds" below. See also the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES."

     General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $5,374,565,000 of variable rate general obligation bonds (which includes the economic recovery bonds), representing 11.7 percent of the State's total outstanding general obligation bonds as of August 1, 2004. Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) have qualified for the November 2004 ballot. Additional proposals affecting State finances or for additional bonds may also be added to the November 2004 ballot. The $9.95 billion bond measure for high speed rail projects that was previously on the November 2004 ballot has been postponed until the November 2006 election. See "CURRENT STATE BUDGET--2004 Budget Act."

     The Legislature has approved approximately $600 million of potential bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the 2006 primary election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

          COMMERCIAL PAPER PROGRAM

     Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of August 1, 2004, the finance committees had authorized the issuance of up to $19,887,491,000 of commercial paper notes and, as of that date, $724,515,000 aggregate principal amount of general obligation commercial paper notes were outstanding. See "STATE DEBT TABLES."

          LEASE-PURCHASE OBLIGATIONS

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix C and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $7,284,902,136 General Fund-supported lease-purchase obligations outstanding as of August 1, 2004. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,997,129,000 authorized and unissued as of August 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

          NON-RECOURSE DEBT

     Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $40,167,099,809 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of A-4 June 30, 2004, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES."

     Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

     PENSION OBLIGATION BONDS

     Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, ET SEQ. (the "Restructuring Bond Act"), the Pension Obligation Bond Committee (the "Committee") is authorized to issue bonds to fund the State's employer contributions to the California Public Employees' Retirement System ("CalPERS"), in any two future fiscal years. The Restructuring Bond Act limits the cumulative amount of bonds that may be issued to an amount calculated in relation to the anticipated reduction in the State's employer contributions to CalPERS resulting from changes in law, as such anticipated reduction is determined by the Director of Finance. The Restructuring Bond Act provides that debt service on any bonds issued pursuant to the Restructuring Bond Act will be payable from the General Fund.

     Chapter 214, Statutes 2003-04, includes reforms to the State's pension benefits, which the Administration estimates will reduce pension costs by $2.9 billion over the next 20 years. See "STATE FINANCES--Pension Trusts" and "CURRENT STATE BUDGET--2004 Budget Act." The Administration anticipates that bonds will be issued pursuant to the Restructuring Bond Act on or before April 1, 2005, and that the proceeds of such bonds will be available to fund the April and June 2005 payments of the State's fiscal year 2004-05 employer contribution obligation to CalPERS.

     It is expected that, if the Committee authorizes the issuance of bonds pursuant to the Restructuring Bond Act, it will initiate a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit because the proceeds of the bonds will be used to pay the State's employer contribution obligation to CalPERS, which is an "obligation imposed by law." In 2003 the Committee authorized the issuance of pension obligation bonds pursuant to the California Pension Obligation Financing Act, Government Code Section 16910, ET SEQ. (the "Pension Bond Act"), to fund the State's fiscal year 2003-04 employer contribution obligation to CalPERS. The Committee initiated a validation action seeking a court determination that those bonds would not be in violation of the Constitutional debt limit because the State's 2003-04 fiscal year employer contribution obligation to CalPERS was an "obligation imposed by law." The trial court in that case rendered a decision which did not validate the bonds. The Committee appealed the trial court's decision. However, because the Pension Bond Act prohibited the issuance of bonds after June 30, 2004, the Committee's pending appeal was dismissed in June 2004. The decision of the trial court, which by its terms pertains to the bonds authorized by the Committee under the Pension Bond Act for the purpose of funding the State's 2003-04 fiscal year obligation to CalPERS, remains in effect.

     ECONOMIC RECOVERY BONDS

     The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by the Balanced Budget Amendment ("Proposition 58"), is to be used to repay the economic recovery bonds. In addition, as voter-approved A-5 general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

     The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2 billion will be applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds in the current or future fiscal years. See "CURRENT STATE BUDGET--2004 Budget Act."

     TOBACCO SETTLEMENT REVENUE BONDS

     In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

     Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the "Tobacco Securitization Law"), which authorized the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

     A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

     Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.
     CASH FLOW BORROWINGS

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are A-6 required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. See "STATE FINANCES" below.

     On June 18, 2003, the Controller issued $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"), which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured and were paid in full on June 23, 2004. The most recent cash flow projections prepared by the Department of Finance anticipate the issuance of $6 billion of RANs in October 2004 to mature in June 2005.

     The following table shows the amount of RANs and RAWs issued in the past five fiscal years, as well as the RANs offered by this Official Statement.

                                     TABLE 1
       STATE OF CALIFORNIA REVENUE ANTICIPATION NOTES AND WARRANTS ISSUED
                         FISCAL YEARS 1999-00 TO 2004-05

                                                    PRINCIPAL
                                                     AMOUNT
 FISCAL YEAR              TYPE                      (BILLIONS)      DATE OF ISSUE               MATURITY DATE
--------------       --------------------          -----------     ----------------           -----------------
1999-00              Notes Series A-B               $   1.00       October 1, 1999            June 30, 2000
2000-01              No Notes issued
2001-02              Notes Series A-C                   5.70       October 4, 2001            June 28, 2002
                     RAWs Series A                      1.50       June 24, 2002              October 25, 2002
                     RAWs Series B                      3.00       June 24, 2002              November 27, 2002
                     RAWs Series C                      3.00       June 24, 2002              January 30, 2003+
2002-03              Notes Series A and C               6.00       October 16, 2002           June 20, 2003
                     Notes Series B and D               3.00       October 16, 2002           June 27, 2003
                     Notes Series E - G                 3.50       November 6, 2002           June 20, 2003
                     RAWs Series A and B              10.965       June 18, 2003              June 16, 2004
2003-04              Notes                              3.00       October 28, 2003           June 23, 2004
2004-05*             Notes Series A - D                 6.00       October 6, 2004            June 30, 2005

----------
+ Called by the Controller and paid on November 27, 2002.
* Offered by this Official Statement.

Source: State of California, Office of the Treasurer.

                                 STATE FINANCES

     THE GENERAL FUND

     The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX C See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

     The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

     The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of
Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office ("LAO") and the Department of Finance. For a further description of
Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

     For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     See Table 2 entitled "Internal Borrowable Resources (Cash Basis)" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

     INTER-FUND BORROWINGS

     Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.

     As of July 31, 2004, $3.169 billion of outstanding loans from the SFEU and other internal sources were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants" and "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

     Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing.

     The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

     At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.

     In addition to temporary inter-fund borrowings described in this section, budgets enacted in the current and past fiscal years have included other transfers and long-term loans from special funds to the General Fund. In some cases, such loans and transfers have the effect of reducing internal borrowable resources.

     The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 2000-01 through 2003-04 and estimates, as of August 16, 2004, for fiscal year 2004-05. See also "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S A-9 STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

                                     TABLE 2
                          INTERNAL BORROWABLE RESOURCES
                                  (CASH BASIS)
                                   (MILLIONS)

                                                                                   JUNE 30
                                                     -------------------------------------------------------------------
                                                         2001        2002(a)       2003(b)       2004(c)       2005(d)
                                                     -----------   -----------   -----------   -----------   -----------
Available Internal Borrowable Resources              $  12,342.4   $  12,979.7   $  10,401.5   $   9,951.3   $   7,827.9
Outstanding Loans
    From Special Fund for Economic                           -0-       2,524.5           -0-           -0-         768.0
    Uncertainties
    From Special Funds and Accounts                          -0-         423.5           -0-           -0-       2,565.7
    Total Outstanding Internal Loans                         -0-       2,948.0           -0-           -0-       3,333.7
Unused Internal Borrowable Resources                 $  12,342.4   $  10,031.7   $  10,401.5   $   9,951.3   $   4,494.2

----------
(a) At June 30, 2002, the State also had $7.5 billion of outstanding external borrowings in the form of revenue anticipation warrants.
(b) At June 30, 2003, the State also had $10.965 billion of outstanding external borrowings in the form of revenue anticipation warrants.
(c) Estimates include the receipt of $11.254 billion of economic recovery bond proceeds to the General Fund resulting from the issuance of three series of economic recovery bonds.
(d)  Department of Finance estimates as of August 16, 2004.
Source: State of California, Department of Finance. Information for the fiscal years ended June 30, 2001 through June 30, 2004, are actual figures. Figures for the fiscal years ending June 30, 2005 were estimated as of August 16, 2004 by the Department of Finance.

     STATE WARRANTS

     No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law). See "STATE FINANCES--The Special Fund for Economic Uncertainties" and "--Inter-Fund Borrowings."

          REGISTERED WARRANTS

     If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the A-10 State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made.

     The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable. The duties of the Controller and the PMIB are ministerial in nature, and the Controller and the PMIB may not legally refuse to pay the principal of or interest on any registered warrants on any date Unapplied Moneys are available in the General Fund after all Priority Payments have been made on that date.

          REIMBURSEMENT WARRANTS

     In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

     The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.

     The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

          REFUNDING WARRANTS

     If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

     SOURCES OF TAX REVENUE

     The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS, 1999-00 THROUGH 2004-05" for a comparison, by amount received, of the sources of the State's tax revenue.

     The 2004 Budget Act includes the effect of the following tax related proposals on the General Fund:

     - Tax amnesty program: Two-month personal income tax, corporation tax, and sales and use tax program for tax years prior to 2003 (an estimated $333 million, reflected as a prior year adjustment).

     - Vehicle, vessel, and aircraft use tax: Tax due if items used within one-year of use instate, with specified exceptions for vessel and aircraft repair. This provision will sunset July 1, 2006 (estimated revenues of $26 million in fiscal year 2004-05).

     - Teacher Tax Credit: Two-year suspension (estimated revenues of $210 million in fiscal year 2004-05).

     - Natural Heritage Preservation Tax Credit: Suspension for fiscal year 2004-05 and extension of the sunset date to June 30, 2008 (estimated revenues of $10 million in fiscal year 2004-05).

          PERSONAL INCOME TAX

     The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the State Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.7 percent of the total personal income tax in tax year 2002.

     Proposition 63, an initiative measure that has qualified for the November 2004 election, would impose a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge would be used to expand county mental health programs.

     Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. See "CURRENT STATE BUDGET--Economic Assumptions."

          SALES TAX

     The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

     The breakdown of the base state and local sales tax rate of 7.25 percent in effect until July 1, 2004, was as follows:

     -    5 percent is imposed as a State General Fund tax;

     - 0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     - 0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

     - 1.25 percent is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount,

     - 0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.

Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

     -    5 percent imposed as a State General Fund tax;

     - 0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     - 0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

     - 1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use (See below for a discussion of a court action seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the local government sales and use tax, which was enacted at the time of the authorization of the State economic recovery bonds);

     - 0.25 percent deposited into the Fiscal Recovery Fund to repay the State's economic recovery bonds (the "Special Sales Tax").

     Existing law provides that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The May Revision forecast estimated that the reserve level will be insufficient to trigger a reduction for calendar year 2005. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the fiscal year 2004-05 General Fund reserve.

     Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

     Over three dozen cities filed a petition for writ of mandate in the Alameda County Superior Court (CITY OF CERRITOS ET AL. V. STATE BOARD OF EQUALIZATION) seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the amount of sales and use tax that may be collected by local governments. This reduction was approved by the Legislature as part of Chapter 2 of the Statutes of 2003, Fifth Extraordinary Session, which also enacted the California Economic Recovery Bond Act (approved by the electorate as Proposition 57) and a one-quarter cent increase in the State sales and use tax to secure the State's economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." Neither the petition filed by the cities nor the cities' briefs filed in this matter challenge the authorization for the issuance of the economic recovery bonds or the imposition of the temporary one-quarter cent increase in the State sales and use tax. A hearing on the petition was held May 14, 2004 and on June 3, 2004 the court issued an order denying the cities' petition. The cities have appealed the court's decision and the matter is now pending in the Court of Appeal (Third Appellate District, Case No. A107208).

     Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election, would place restrictions on the State from reducing local sales tax rate. Proposition 65, which has also qualified for the November 2004 ballot, would reestablish the local sales tax rate at 1.25 percent upon the payment of the economic recovery bonds. Either Senate Constitutional Amendment No. 4 or Proposition 65, if approved by the voters, would restrict the State's ability to reduce or reallocate local sales tax revenues in the future. See "STATE FINANCES--Local Governments."

          CORPORATION TAX

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.   Sub-Chapter S corporations are taxed at 1.5 percent of profits.

     Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB 2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

     On February 23, 2004, the U.S. Supreme Court denied the State Franchise Tax Board's appeal requesting review of the decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). The reduction in General Fund revenues could result in lower Proposition 98 expenditures; however the potential savings in Proposition 98 expenditures is unknown at this time.

          INSURANCE TAX

     The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

          ESTATE TAX; OTHER TAXES

     The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1999-00 Through 2004-05."

     Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

          SPECIAL FUND REVENUES

     The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

     - Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

     - Charges for special services to specific functions, including such items as business and professional license fees.

     - Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

     Motor vehicle related taxes and fees accounted for about 46 percent of all special fund revenues and transfers in fiscal year 2002-03. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2002-03, $7.1 billion was derived from the ownership or operation of motor vehicles. About $3 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. For a discussion of proposed agreements to replace vehicle license fees with increased property tax revenues, see "STATE FINANCES - Local Governments - Vehicle License Fee."

          TAXES ON TOBACCO PRODUCTS

     On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25-cent per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and environmental and recreation programs.

     Proposition 10, which was approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.

     The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non- cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.   Ten cents of the per-pack tax is allocated to the State's General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

     RECENT TAX RECEIPTS

     The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years, and the current year.

                                     TABLE 3
                               RECENT TAX RECEIPTS

                                TREND OF STATE            TAXES PER $100
                              TAXES PER CAPITA(a)       OF PERSONAL INCOME
                            -----------------------   -----------------------
                              GENERAL                   GENERAL
    FISCAL YEAR                FUND         TOTAL        FUND         TOTAL
--------------------        ----------   ----------   ----------   ----------
1999-00                     $ 2,095.53   $ 2,447.03   $     7.01   $     8.18
2000-01                       2,219.26     2,585.25         6.85         7.99

                                TREND OF STATE            TAXES PER $100
                              TAXES PER CAPITA(a)       OF PERSONAL INCOME
                            -----------------------   -----------------------
                              GENERAL                   GENERAL
    FISCAL YEAR                FUND         TOTAL        FUND         TOTAL
--------------------        ----------   ----------   ----------   ----------
2001-02                       1,802.22     2,106.63         5.52         6.45
2002-03                       1,836.25     2,134.58         5.62         6.53
2003-04(b)                    1,948.19     2,258.90         5.84         6.77
2004-05(b)                    2,045.75     2,370.64         5.90         6.83

----------
(a)  Data reflect population figures based on the 2000 Census.

(b)  Estimated.

Source: State of California, Department of Finance.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The following table gives the actual and estimated revenues by major source for the last five years and the current year. This table shows taxes that provide revenue both to the General Fund and State special funds.

                                     TABLE 4
                   COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS
                             1999-00 THROUGH 2004-05
                            (MODIFIED ACCRUAL BASIS)
                                   (THOUSANDS)

  YEAR                                                         INHERITANCE,                                    MOTOR       MOTOR
 ENDING     SALES AND       PERSONAL                            ESTATE AND              ALCOHOLIC   HORSE     VEHICLE     VEHICLE
JUNE 30       USE(a)         INCOME    CORPORATION   TOBACCO       GIFT      INSURANCE  BEVERAGES   RACING     FUEL(b)     FEES(c)
--------  ------------    ------------ ----------- ----------- ------------ ----------- ---------- -------- ----------- -----------
2000      $ 25,525,788(e) $ 39,578,237 $ 6,638,898 $ 1,216,651 $    928,146 $ 1,299,777 $  282,166 $ 44,130 $ 3,069,694 $ 5,263,245
2001        26,616,073(e)   44,618,532   6,899,322   1,150,869      934,709   1,496,556    288,450   42,360   3,142,142   5,286,542
2002        26,004,521(e)   33,051,107   5,333,030   1,102,806      890,627   1,595,846    292,627   42,247   3,295,903   3,836,795
2003        27,177,756(e)   32,713,830   6,803,583   1,055,505      647,372   1,879,784    290,564   40,509   3,202,512   3,965,410
2004(d)     26,289,755(f)   36,000,000   7,280,000   1,055,100      400,000   2,090,000    300,800   42,245   3,300,369   4,318,151
2005(d)     29,118,223(f)   38,974,000   7,572,500   1,035,000      135,400   2,195,000    302,000   42,457   3,322,018   3,589,397

----------
(a) Numbers include local tax revenue from the 0.5 percent rate increase dedicated to local governments for the State-local health and welfare program realignment program. The 0.5 percent rate is equivalent to about $2.3 billion to $2.5 billion per year. The figures also reflect a statutory
     0.25 percent reduction which occurred only during calendar year 2001.

(b) Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

(c) Registration and weight fees, motor vehicle license fees and other fees. Vehicle license fee values reflect a 35 percent reduction of two percent of a vehicle's depreciation value from the 1998 rate of 2 percent for 2000 and the first half of 2001; a 67.5 percent reduction from such rate for the second half of 2001 and thereafter.

(d)  Estimated as of July 31, 2004.

(e) The figures do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. They do include the 0.50 percent Local Public Safety Fund revenue.

(f) Unlike the figures for fiscal years ending June 30, 2000, through June 30, 2003, these estimated figures do not include the 0.50 percent Local Public Safety Fund revenue. These estimated figures also do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. Estimate for fiscal year 2004-05 includes $1.136 billion for a temporary one-quarter cent tax increase to be deposited in the Fiscal Recovery Fund and used for repayment of the economic recovery bonds. See "Sources of Tax Revenue--Sales Tax."

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue sources are dedicated to local governments. This accounts for differences between the information in this table and Table 12.

Source: Fiscal years 1999-00 through 2002-03: State of California,
        Office of the State Controller.
        Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     STATE EXPENDITURES

     The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                     TABLE 5
                             GOVERNMENTAL COST FUNDS
                                (BUDGETARY BASIS)
               SCHEDULE OF EXPENDITURES BY FUNCTION AND CHARACTER
                         FISCAL YEARS 1998-99 TO 2002-03
                                   (THOUSANDS)

                                                 1998-99          1999-00          2000-01          2001-02          2002-03
                                              -------------    -------------    -------------    -------------    -------------
Function
Legislative, Judicial, Executive
    Legislative                               $     219,814    $     232,323    $     262,370    $     265,312    $     276,462
    Judicial(a)                                   1,346,131        1,372,681        1,478,710        1,633,518        2,524,446
    Executive                                       958,189        1,241,219        1,352,128        1,371,891        1,283,297
State and Consumer Services                         829,745          856,096          950,192        1,100,942          955,054
Business, Transportation and Housing
    Business and Housing                            136,893          156,499          601,053          240,237          184,573
    Transportation                                4,462,905        5,549,520        4,417,139        6,052,926        3,712,133
Technology, Trade and Commerce                      130,796          488,489          140,833           81,832           50,335
Resources                                         1,695,323        1,858,844        3,349,003        2,284,269        1,993,957
Environmental Protection                            600,060          689,678          869,539          993,144          762,052
Health and Human Services                        19,616,132       21,806,291       24,204,531       26,563,743       27,420,865
Correctional Programs                             4,181,474        4,412,542        4,952,927        5,242,369        5,614,849
Education
    Education-K through 12                       22,783,975       26,356,838       28,720,596       28,078,228       27,611,356
    Higher Education                              7,838,117        8,553,343        9,655,954        9,945,193        9,951,749
Labor and Workforce Development(b)                      N/A              N/A              N/A              N/A          250,616
General Government
    General Administration                          859,703          982,923        1,294,587        2,475,564        1,830,280
    Debt Service                                  1,988,176        2,072,960        2,270,649        2,432,942        2,067,815
    Tax Relief                                      450,213        1,840,129        4,655,826        3,028,703        4,446,940
    Shared Revenues                               4,151,197        3,677,687        4,385,429        5,528,996        2,784,970
    Brown vs. US Dept. of Health and
      Human Services                                      -                -                -           96,000                -
    Other Statewide Expenditures                    891,070          580,307          635,475          476,170          526,863
Expenditure Adjustment for
Encumbrances(c)                                    (461,310)        (628,506)      (1,943,208)        (681,856)       2,365,728
Credits for Overhead Services by
General Fund                                       (144,041)        (170,594)        (197,343)        (251,575)        (288,871)
Statewide Indirect Cost Recoveries                  (32,791)         (37,423)         (36,610)         (47,862)         (50,313)
                                              -------------    -------------    -------------    -------------    -------------
    Total                                     $  72,501,771    $  81,891,846    $  92,019,780    $  96,910,686    $  96,275,156
                                              =============    =============    =============    =============    =============

Character
    State Operations                          $  21,092,849    $  22,864,874    $  24,850,286    $  27,994,343    $  26,241,065
    Local Assistance                             50,734,442       58,369,828       66,087,018       67,993,721       69,043,191
    Capital Outlay                                  674,480          657,144        1,082,476          922,622          990,900
                                              -------------    -------------    -------------    -------------    -------------
      Total                                   $  72,501,771    $  81,891,846    $  92,019,780    $  96,910,686    $  96,275,156
                                              =============    =============    =============    =============    =============

----------
(a) Included in this amount are the expenditures of the Trial Court Trust Fund. As of July 1, 2002, the Trial Court Trust Fund was reclassified to a Governmental Cost Fund from a Non-Governmental Cost Fund.

(b) Legislation was enacted effective January 1, 2003 which created a new agency function called the Labor and Workforce Development. The following agencies were transferred from General Government to this new function: the Employment Development Department, the California Workforce Investment Board, the Agricultural Labor Relations Board, and the Department of Industrial Relations.

(c) Expenditures for the State Highway Account (Fund 0042) and the Traffic Congestion Relief Fund (Fund 3007) are reported on a modified cash basis. This method of accounting eliminated all of the continuing appropriations in these two funds.

Source: State of California, Office of the State Controller.

     STATE APPROPRIATIONS LIMIT

     The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     The following table shows the Appropriations Limit for fiscal years 2000-01 through 2004-05.

     As of the release of the 2004 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $13.698 billion and $10.569 billion under the Appropriations Limit in fiscal years 2003-04 and 2004-05, respectively.

                                     TABLE 6
                           STATE APPROPRIATIONS LIMIT
                                   (MILLIONS)

                                                                                FISCAL YEARS
                                              ---------------------------------------------------------------------------------
                                                 2000-01          2001-02          2002-03          2003-04          2004-05
                                              -------------    -------------    -------------    -------------    -------------
State Appropriations Limit                    $      54,073    $      59,318    $      59,591    $      61,702    $      64,588*
Appropriations Subject to Limit                     (51,648)         (42,240)         (45,832)         (48,004)*        (54,019)*
Amount (Over)/Under Limit                     $       2,425    $      17,078    $      13,759    $      13,698*   $      10,569*

----------
*    Estimated/Projected.

Source:  State of California, Department of Finance.

     PROPOSITION 98

     On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, this funding guarantee has been adjusted to approximately 39 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2004-05. See "STATE FINANCES--State Appropriations Limit."

     The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

     The 2004 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2002-03 through 2004-05 as outlined in the table below. This represents Proposition 98 K-12 spending per pupil of 6.2 percent above the fiscal year 2002-03 level in both fiscal years 2003-04 and 2004-05. The 2004 Budget Act includes full funding for statutory growth and COLA adjustments, and also reflects the deferral of Proposition 98 expenditures of $2.158 billion from fiscal year 2002-03 to fiscal year 2003-04, $1.297 billion from fiscal year 2003-04 to fiscal year 2004-05 and $1.283 billion from fiscal year 2004-05 to fiscal year 2005-06. Appropriations for fiscal year 2003-04 include $188 million implementing the settlement agreement in the WILLIAMS litigation. The 2004 Budget Act assumes that any funding for the settlement of the WILLIAMS litigation for fiscal year 2004-05 will be accommodated within the existing

Proposition 98 guarantee. See "LITIGATION--Actions Seeking Program Modifications." Estimates for fiscal year 2004-05 Proposition 98 funding assume voter approval of Senate Constitutional Amendment No. 4 in the November 2004 election. See "STATE FINANCES--Local Governments."

                                     TABLE 7
                             PROPOSITION 98 FUNDING
                                   (MILLIONS)

                                                                                                            CHANGE FROM
                                              2002-03                   2003-04             2004-05        REVISED 2003-04
                                      -----------------------   -----------------------   ----------   ------------------------
                                        ENACTED      REVISED      ENACTED      REVISED      ENACTED      AMOUNT        PERCENT
                                      ----------   ----------   ----------   ----------   ----------   ----------    ----------
K-12 PROPOSITION 98
State General Fund                    $   28,647   $   26,156   $   27,630   $   28,044   $   30,873   $    2,829         10.10
Local property tax revenue                12,912       12,812       13,625       13,666       11,214       (2,452)       (17.90)
                                      ----------   ----------   ----------   ----------   ----------   ----------    ----------
     Subtotals(a)                     $   41,559   $   38,968   $   41,255   $   41,710   $   42,087   $      377          0.90%

OTHER PROPOSITION 98
State General Fund                    $    2,913   $    2,736   $    2,353   $    2,368   $    3,130   $      762         32.20%
Local property tax revenue                 2,008        1,991        2,105        2,123        1,772         (351)       (16.50)
                                      ----------   ----------   ----------   ----------   ----------   ----------    ----------
     Subtotals(a)                     $    4,921   $    4,727   $    4,458   $    4,491   $    4,902   $      411          9.25%

TOTAL PROPOSITION 98
State General Fund                    $   31,560   $   28,892   $   29,983   $   30,412   $   34,003   $    3,591         11.80%
Local property tax revenue                14,920       14,803       15,730       15,789       12,986       (2,803)       (17.80)
                                      ----------   ----------   ----------   ----------   ----------   ----------    ----------
     TOTALS(a)                        $   46,480   $   43,695   $   45,713   $   46,201   $   46,989   $      788          1.70%

----------
(a)  Totals may not add due to rounding.
(b) Assumes voter approval of Senate Constitutional Amendment No. 4. See "STATE FINANCES--Local Governments."
Source: State of California, Department of Finance

     Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor's concurrence, to suspend the K-14 schools' minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.

     Legislation related to the 2004 Budget Act suspends the Proposition 98 minimum guarantee by $2.004 billion. This amount is added to the existing maintenance factor (defined above), for a total estimated maintenance factor of $3.625 billion at the end of fiscal year 2004-05. This cumulative maintenance factor is required to be restored to the Proposition 98 budget in future years as explained above. Assuming a continued moderate economic growth scenario, the Administration projects that $1.6 billion of the total maintenance factor could be restored in the next three to five fiscal years. The remaining $2 billion maintenance factor would be restored over another three to five fiscal years. Therefore, rebasing the minimum funding guarantee provides ongoing General Fund savings over several fiscal years until the maintenance factor is fully repaid.

     Appropriations for fiscal years 2002-03, 2003-04 and 2004-05 are currently estimated to be $486.7 million, $481.1 million and $301.6 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. The fiscal year 2004-05 amount is reflected in General Fund balances as a reserve for Proposition 98. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated in the fiscal year 2005-06 Governor's Budget and May Revision. The Administration also may propose additional appropriations to meet this obligation during the 2004-05 fiscal year. Legislation enacted in August 2004 will annually appropriate $150 million per year, beginning in fiscal year 2006-07, to repay any prior year Proposition 98 obligations, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid.

     LOCAL GOVERNMENTS

     The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" for a discussion of the impact of the economic recovery bond issuances on local sales taxes.

     The 2004 Budget Act and related legislation will dramatically change the State-local fiscal relationship. By agreement between the State and local governments officials, the VLF (defined below) will be reduced from 2 percent to
0.65 percent of the value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

     Under the proposed agreement, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive would be reduced by $700 million. In future years, local governments would receive the full value of the VLF revenue that they would have received under current law. Also for these two fiscal years, the proposed agreement would require redevelopment agencies to shift $250 million in property tax revenue they would otherwise receive to schools, and special districts would shift $350 million to schools. As part of the agreement, Senate Constitutional Amendment No. 4 has been enacted by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property, sales, and vehicle license fee revenues in future years. In a fiscal emergency, the A-23 State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. The State would be unable to restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."

     Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."

     In fiscal year 2004-05, funding is provided for various programs, including the Citizens' Option for Public Safety program to support local front-line law enforcement ($100 million), county juvenile justice and crime prevention programs ($100 million), reimbursement of jail booking fees ($38.2 million), grants to county assessors to increase and enhance property tax assessment activities ($60 million), and open space subvention reimbursements to cities and counties ($39 million). In addition, $18.5 million will be provided to 37 specified small and rural county sheriff departments. In subsequent years, the booking fee reimbursement will be eliminated and the fees will be reduced by 50 percent.

          VEHICLE LICENSE FEE

     Vehicle license fees are assessed in the amount of two percent of a vehicle's depreciated market value for the privilege of operating a vehicle on California's public highways. A program to offset (or reduce) a portion of the vehicle license fees ("VLF") paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in the current effective rate of 0.65 percent). This level of offset was estimated to provide tax relief of $3.95 billion in fiscal year 2003-04. Beginning in fiscal year 2004-05, the state-local agreement will permanently reduce the VLF rate to
0.65 percent and eliminate the General Fund offset program.

     In connection with the offset of the VLF, the Legislature authorized appropriations from the State General Fund to "backfill" the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received "backfill" payments totaling $3.80 billion in A-24 fiscal year 2002-03. "Backfill" payments totaling $2.65 billion were expected to be paid to local governments in fiscal year 2003-04. The State-local agreement also provides for the repayment in August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. This repayment obligation is codified by Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election. See "LITIGATION--Challenges Related to the Vehicle License Fee Offset and Related Payments to Local Governments."

     In an unpublished decision issued in September 2003, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL., D039471; petition for review denied by the California Supreme Court, in December, 2003) ruled in favor of the County of San Diego on certain claims related to the medically indigent adult ("MIA") program, and determined that the State owed the County of San Diego approximately $3.5 million for medical services rendered to MIAs during the two-year period (1991-1992). See "LITIGATION--Local Government Mandate Claims and Actions." The decision triggered the automatic reduction in VLF payments to local governments, by making the statutory depreciation schedule, enacted as part of the 1991 program realignment between State and local governments, inoperative as of March 1, 2004. In response to this reduction, the Department of Motor Vehicles ("DMV") adopted emergency regulations to offset this reduction in revenues. Subsequently, legislation was approved to reinstate the authority to transfer VLF revenues to the counties. The reinstatement will be made permanent by Senate Constitutional Amendment No. 4, if approved by the voters.

          TRIAL COURTS

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.8 billion and $1.7 billion in State resources in fiscal years 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

          WELFARE SYSTEM

     The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     WELFARE REFORM

     The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through September 30, 2004.

     Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

     Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 474,000 cases in fiscal year 2003-04 and 473,000 cases in fiscal year 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2002.

     California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in fiscal years 2003-04 and 2004-05. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2004 Budget Act eliminates TANF funding for county juvenile probation services, decreases State funding for tribal TANF programs and delays the 2004-05 CalWORKs cost-of-living adjustment for three months.

     The 2004 Budget Act includes an augmentation of $191.9 million in fiscal year 2003-04 and $241.9 million in fiscal year 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for fiscal year 2003-04 and $6.7 billion for fiscal year 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004 Budget Act includes a TANF reserve of $171.1 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

     Authorization for the TANF program currently ends September 30, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5 percent annually from the current statutory rate of 50 percent to 70 percent in federal fiscal year 2008. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant federal penalties.

     PENSION TRUSTS

     The assets and liabilities of the three principal retirement systems in which the State participates, CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), are included in the financial statements of the State as fiduciary funds and described in Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2003 (the "Audited Financial Statements"), incorporated by reference in or attached to this APPENDIX C. See "FINANCIAL STATEMENTS."

     The three largest defined benefit retirement plans contained in the retirement systems and the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2003 was reported to be as follows:

                                     TABLE 8
                   ACTUARIAL VALUE OF STATE RETIREMENT SYSTEMS

                                                   EXCESS OF ACTUARIAL VALUE OF ASSETS OVER
                                                        ACTUARIAL ACCRUED LIABILITIES
             NAME OF PLAN                                (UNFUNDED ACTUARIAL ACCRUED
                                                                   LIABILITY)
-------------------------------------------        ----------------------------------------
Public Employees' Retirement Fund                             $ (11.935) billion
        (CalPERS)(1)
State Teachers' Retirement Fund Defined                         (23.110) billion
        Benefit Program (CalSTRS)
University of California Retirement Plan                          8.474  billion

----------
(1)  Excludes the value of the local government plans of the system.

     According to CalSTRS, its investment portfolio market value as of July 31, 2004, was approximately $116,177,000,000, compared to $100,893,000,000 as of
July 31, 2003. The CalPERS reports that its investment portfolio market value as of July 31, 2003, was approximately $144,800,000,000, compared to $143,400,000,000 as of July 31, 2002. Updated portfolio market value figures for CalPERS will not be available until late fall of 2004.

     The State's contribution to the CalPERS and the UC Retirement System is actuarially determined each year, while the State's contribution to the CalSTRS Defined Benefit Program is established by statute. This is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The State must also contribute 2.5 percent of teacher payroll to the Supplemental Benefits Maintenance Account, which is a purchasing power protection reserve. CalSTRS has recently announced that due to an unfunded liability associated with the 1990 benefit structure, the State will be required to pay an additional 0.524 percent ($94 million from the General Fund); however the State is still evaluating the validity of this assertion. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04 and its estimated contribution for 2004-05:

                                     TABLE 9
                          STATE CONTRIBUTION TO CALPERS
                         FISCAL YEARS 1997-98 TO 2004-05

               1997-98                       $  1,223,000,000
               1998-99                            766,100,000
               1999-00                            463,600,000
               2000-01                            156,700,000
               2001-02                            677,200,000
               2002-03                          1,190,000,000
               2003-04                          2,213,000,000
               2004-05                          2,547,000,000(1)

----------
               (1)  Estimated

     Due to past investment losses and increased retirement benefits, the State contribution to CalPERS has increased from $156.7 million in fiscal year 2000-01 to an estimated $2.547 billion in fiscal year 2004-05.

     The 2004 Budget Act includes a pension reform package to reduce the State's future costs of pension contributions. The pension reform would require that all new miscellaneous and industrial employees contribute 5 percent of their salaries into a 401(a) account for their first two years of service to the State. The State would not contribute to CalPERS on behalf of those employees for the first two years. At the completion of the two years, the employees would automatically begin paying into CalPERS instead of the 401(a) account and the State would begin making normal contributions on the employees' behalf. At the end of forty-eight months, the new employees will be given a choice of withdrawing their accumulated 5 percent contributions, rolling their contributions into a deferred compensation program, or purchasing their accrued service with CalPERS. The 2004 Budget Act also assumes the issuance of $929 million of pension obligation bonds to cover a portion of the State's retirement obligations for fiscal year 2004-05. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

     REPAYMENT OF ENERGY LOANS

     The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

     The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the "IOUs") resumed responsibility for obtaining electricity for their customers.

     The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     UNEMPLOYMENT INSURANCE FUND

     In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State estimates it paid $7.811 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $220 million deficit in calendar year 2004, notwithstanding the automatic unemployment insurance tax rate increase that took effect January 1, 2004. The Employment Development Department ("EDD") has received approval for a loan from the federal government of up to $1.2 billion to provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan will be repaid from increased UI tax revenue. Interest payments on the loan, if incurred, will be paid by the EDD Contingent Fund and not the General Fund. The Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed by the Legislature in the future.

     INVESTMENT OF FUNDS

     Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of July 31, 2004, the PMIA held approximately $30.6 billion of State moneys, and $21.2 billion invested for about 2,734 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of July 31, 2004, are shown in the following table:

                                    TABLE 10
           ANALYSIS OF THE POOLED MONEY INVESTMENT ACCOUNT PORTFOLIO*

                                                      AMOUNT          PERCENT
                     TYPE OF SECURITY               (THOUSANDS        OF TOTAL
               -----------------------------      ---------------    ---------
               U.S. Treasury                      $     6,895,836         13.3%
               Commercial Paper                         6,941,572         13.4
               Certificates of Deposits                 9,050,044         17.5
               Corporate Bonds                          1,451,296          2.8
               Federal Agency                          16,207,861         31.3
               Bankers Acceptances                              -          0.0
               Bank Notes                                 600,000          1.2
               Loans Per Government Code                4,771,189          9.2
               Time Deposits                            5,879,795         11.4
               Repurchases                                      -          0.0
               Reverse Repurchases                              -          0.0
                                                  ---------------    ---------
                                                  $    51,797,593        100.0%
                                                  ===============    =========

----------
*    Totals may differ due to rounding.

Source: State of California, Office of the Treasurer.

     The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

     The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

     The average life of the investment portfolio of the PMIA as of July 31, 2004 was 201 days.

                               THE BUDGET PROCESS

     GENERAL

     The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58") and as described below, beginning with fiscal year 2004-05, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. See "THE BUDGET PROCESS--Constraints on the Budget Process" below. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

     Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

     CONSTRAINTS ON THE BUDGET PROCESS

          PROPOSITION 58 (BALANCED BUDGET AMENDMENT)

     Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for midyear adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

     If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

     Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

     Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

          ADDITIONAL CONSTRAINTS ON THE BUDGET PROCESS

     Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Proposition 58 is the most recent example. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."

     An initiative statute, Proposition 49, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. In the first year after fiscal year 2003-04 that non-Proposition 98 General Fund appropriations exceed the base year level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount of appropriations above the trigger level. The initiative defines the base year level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non- Proposition 98 General Fund appropriations are the highest as compared to any other fiscal year during that period. Using data from July 2004, the 2000-01 fiscal year is the base year. Based upon expected non-Proposition 98 General Fund appropriations as of July 2004, the initiative is unlikely to require implementation of the funding increase for before and after school programs until fiscal year 2008-09. The 2004 Budget Act includes approximately $121.6 million for these after school programs in fiscal year 2004-05, $428.4 million below the amount which the initiative would require if the full funding increase were triggered.

     As described under "STATE FINANCES - Local Governments" above, as part of an agreement between the State and local government officials, Senate Constitutional Amendment No. 4 has been approved by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property and sales tax and vehicle license fee revenues in future years. This measure would require the approval of two-thirds of both houses of the Legislature before any changes can be made to the allocation of property tax revenues among local governments. In a fiscal emergency, the State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. This measure also would prohibit the State from reducing local sales tax rates, restricting the authority of local governments to levy a sales tax rate, or changing the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4, if approved by the voters, would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments.

     Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended.

                           PRIOR FISCAL YEARS' BUDGETS

     Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and A-32 welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

     2001 BUDGET ACT

     The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for fiscal year 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans."

     The final estimate of fiscal year 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

     2002 BUDGET ACT

     The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget") projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

     The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

     Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

     In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional nonessential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In the spring of 2003, the Legislature passed budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding.

     2003 BUDGET ACT

     The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

     The May Revision to the 2003-04 Governor's Budget (the "May Revision") reduced the revenue estimate for fiscal year 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. The May Revision estimated that the cumulative budget shortfall for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion.

     The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues (as projected by the LAO's office in August of 2003).

     The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."

     The 2004-05 Governor's Budget's projection for fiscal year 2003-04, released on January 9, 2004, projected $1.274 billion of additional revenues, $3.879 billion of additional expenditures and $205 million additional prior year adjustments as compared to the 2003 Budget Act. After accounting for a $473 million reduction in other reserves, the June 30, 2004 General Fund reserve was projected to be $290 million, down approximately $1.9 billion from the 2003 Budget Act. The 2004-05 Governor's Budget assumed the implementation of certain mid-year spending reductions.

     On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a $1.88 billion reserve as of June 30, 2004, representing a $1.597 billion increase compared to the 2004-05 Governor's Budget.

     The 2004 Budget Act estimated a $2.198 billion reserve as of June 30, 2004, $290 million higher than projected in the May Revision.

                              CURRENT STATE BUDGET

     The discussion below of the fiscal year 2004-05 budget and the table under "Summary of State Revenues and Expenditures" are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "CURRENT STATE BUDGET--Revenue and Expenditure Assumptions."

     BACKGROUND

     The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

     2004 BUDGET ACT

     After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04 (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS-Economic Recovery Bonds").

     Under the 2004 Budget Act, General Fund revenues are projected to increase
3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California's economy as reflected in several key indicators. See "CURRENT STATE BUDGET--Economic Assumptions." Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by
6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

     The 2004 Budget Act largely reflects the budget proposals contained in the May Revision (released on May 13, 2004) to the original 2004-05 Governor's Budget (the "May Revision") proposed on January 9, 2004. Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature's adoption of the Legislative Analyst's revenue estimates, and a $210 million increase from the suspension of the Teacher's Tax Credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to May Revision. The majority of the expenditure increase is due to the restoration of solutions in the Health and Human Services, Employee Compensation, County Probation, and Higher Education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

     The 2004 Budget Act contains the following major components:

     1. Rebasing Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act. See "STATE FINANCES--Proposition 98."

     2. Higher Education--A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees are increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

     3. Health and Human Services--While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign have been included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program are proposed. The budget includes $992 million in reductions in various social service programs from otherwise mandated levels.

     4. Pension Reform--The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

     5. Substantially Reduced External Borrowings--As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."

     6. Tax Relief--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05. See "STATE FINANCES--Local Governments."

     7. Indian Gaming--The 2004 Budget Act includes $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Receipt of the revenues and the issuance of these securities are contingent upon the failure of Propositions 68 and 70, which relate to Indian gaming and have qualified for the November 2004 ballot. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. See "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."

     8. Other Revenue Enhancements and Expenditure Reductions--The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances).

     Set forth below is a chart showing a General Fund Budget Summary for the budget year as originally projected by the 2004-05 Governor's Budget and May Revision and as revised by the 2004 Budget Act.

                                    FIGURE 1
                       2004-05 GENERAL FUND BUDGET SUMMARY
                                   (MILLIONS)

                                                     AS OF 2005-05
                                                       GOVERNOR'S     AS OF 2004-05     AS OF 2004
                                                         BUDGET       MAY REVISION      BUDGET ACT
                                                     -------------    -------------    -------------
PRIOR YEAR RESOURCES AVAILABLE                       $       1,219    $       2,816    $       3,127
Revenues and Transfers                                      76,407           76,688           77,251
Expenditures                                                79,074           79,590           80,693
Use from Deficit Recovery Fund                              (3,012)          (2,012)          (2,012)
                                                     -------------    -------------    -------------
FUND BALANCE                                         $       1,564    $       1,927    $       1,697

     RESERVE FOR LIQUIDATION OF ENCUMBRANCES         $         929    $         929    $         929

     SPECIAL FUND FOR ECONOMIC UNCERTAINTIES         $         635    $         998    $         768

     "STRUCTURAL DEFICIT"

     In its May 17, 2004 "Overview of the 2004-05 May Revision" (the "LAO May Report"), the LAO projected that a $6 billion operating shortfall would re-emerge in fiscal year 2005-06. Although the LAO expected that the shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 economic recovery bond authorization, the State budget would still be modestly out of balance. The LAO further projected that following fiscal year 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the fiscal year 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through fiscal year 2008-09).

     On September 22, 2004 the LAO issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation" (the "LAO September Report"), analyzing the impact of the final 2004 Budget Act on the operating shortfall projections contained in the LAO May Report. The LAO September Report concludes that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a "significant number of one-time or limited-term solutions" and "obligates additional spending in future years." The LAO states that a A-37 combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and "that substantial additional actions will be needed to bring future budgets into balance."

     One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of VLF "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

     The LAO will be updating its projections in November 2004.

     Although the Administration projects that, given current spending rates, there will be an operating deficit in fiscal year 2005-06, the Legislature is required to send and the Administration is required to sign a balanced budget, as specified in the Constitution. See "--THE BUDGET PROCESS--Constraints on the Budget Process--Proposition 58 (Balanced Budget Amendment)." Savings, which cannot be determined at this time, are anticipated from various budget reform proposals, such as Medi-Cal and corrections, and from recommendations made by the California Performance Review that will be implemented. These savings will help reduce the operating deficit in fiscal year 2005-06.

     CALIFORNIA PERFORMANCE REVIEW

     In the 2004-05 Governor's Budget, the Administration revealed a plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform. On August 3, 2004, the California Performance Review presented its report to the Governor. The report proposes more than 1,000 recommendations aimed at increasing the efficiency of government and restructuring state agencies and departments, as well as a variety of policy changes affecting a wide variety of state programs. While the 2004 Budget Act does not reflect any items directly attributable to the California Performance Review, it is expected that some recommendations made by the California Performance Review will be implemented and that the anticipated savings resulting from such changes will help reduce the operating deficit in fiscal year 2005-06.

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                                      C-36

     SUMMARY OF STATE REVENUES AND EXPENDITURES

     The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 2000-01, 2001-02, and 2002-03, estimated results for fiscal year 2003-04 and projected results (based upon the 2004 Budget Act) for fiscal year 2004-05.

                                    TABLE 11
                      STATEMENT OF REVENUES, EXPENDITURES,
                    AND CHANGES IN FUND BALANCE-GENERAL FUND
                              (BUDGETARY BASIS)(a)
                      FISCAL YEARS 2000-01 THROUGH 2004-05
                                   (MILLIONS)

                                                                                                  ESTIMATED(b)     ESTIMATED(b)
                                                 2000-01          2001-02          2002-03         2003-04(c)       2004-05(c)
                                              -------------    -------------    -------------    -------------    -------------
FUND BALANCE-BEGINNING OF PERIOD              $     9,639.7    $     9,017.5    $    (2,109.8)   $    (7,536.2)   $     3,126.8
Restatements
    Economic Recovery Bonds(d)                            -                -                -          9,242.0                -
    Prior Year Revenue, Transfer
      Accrual Adjustments                            (158.8)          (729.8)           154.4          2,452.2                -
    Prior Year Expenditure, Accrual
      Adjustments                                    (229.9)           217.4            374.2             20.0                -
                                              -------------    -------------    -------------    -------------    -------------
FUND BALANCE-BEGINNING OF PERIOD, AS
   RESTATED                                   $     9,251.0    $     8,505.1    $    (1,581.2)   $     4,178.0    $     3,126.8
Revenues                                      $    77,609.9    $    64,060.3    $    68,545.8    $    73,899.3    $    76,345.8
Other Financing Sources
    Economic Recovery Bonds(d)                            -                -                -          2,012.0                -
    Transfers from Other Funds                      6,561.8(e)       2,143.3          3,289.5            671.1            905.1
    Other Additions                                    46.3             33.9            143.9                -                -
                                              -------------    -------------    -------------    -------------    -------------
TOTAL REVENUES AND OTHER SOURCES              $    84,218.0    $    66,237.5    $    71,979.2    $    76,582.4    $    77,250.9

Expenditures
    State Operations                          $    17,641.7    $    19,085.7    $    18,277.6    $    17,074.0    $    18,946.5
    Local Assistance                               58,441.4         57,142.0         59,145.3         58,153.1         62,143.0
    Capital Outlay                                  2,044.3            323.5            141.3            394.5             53.5
    Unclassified                                          -                -                -          2,012.0(f)      (2,462.0)(g)
Other Uses
    Transfer to Other Funds                         6,324.1(e)         301.2            370.0                -(h)             -(h)
                                              -------------    -------------    -------------    -------------    -------------
TOTAL EXPENDITURES AND OTHER USES             $    84,451.5    $    76,852.4    $    77,934.2    $    77,633.6    $    78,681.0

REVENUES AND OTHER SOURCES OVER OR
   (UNDER) EXPENDITURES AND OTHER
   USES                                       $      (233.5)   $   (10,614.9)   $    (5,955.0)   $    (1,051.2)   $    (1,430.1)

Fund Balance
    Reserved for Encumbrances                 $     1,834.3    $     1,491.5    $     1,037.4    $       928.7    $       928.7
    Reserved for Unencumbered
      Balances of Continuing
      Appropriations(i)                             1,436.7            827.3            996.9            471.3            155.9
    Reserved for School Loans(j)                      349.7                -                -                -                -
    Unreserved-Undesignated (k)                     5,396.8         (4,428.6)        (9,570.5)         1,726.8            612.1
                                              -------------    -------------    -------------    -------------    -------------

FUND BALANCE-END OF PERIOD                    $     9,017.5    $    (2,109.8)   $    (7,536.2)   $     3,126.8    $     1,696.7

----------
Footnotes on following page.

Source: Fiscal years 2000-01 to 2002-03: State of California, Office of the State Controller.
         Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

(a) These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this APPENDIX C, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.

(b)  Estimates are shown net of reimbursements and abatements.

(c)  Estimated as of the 2004 Budget Act, July 31, 2004.

(d) Reflects the issuance of economic recovery bonds sufficient to provide net proceeds to the General Fund of $11.254 billion in 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." The Department of Finance treats $9.242 billion of this amount as received for budgetary purposes in 2002-03, as shown in Table 12.

(e) "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX C. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.

(f) Reflects the transfer of $2.012 billion economic recovery bond proceeds from the General Fund to the Deficit Recovery Fund pursuant to Chapter 227, Statutes of 2004.

(g) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

(h) "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds."

(i) For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, see Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2004-05 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($587.4 million in 2002-03, $471.3 million in 2003-04 and $155.9 million in 2004-05). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(j) During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

(k) Includes Special Fund for Economic Uncertainties ("SFEU"). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved--Undesignated." The Department of Finance estimates a $2.198 billion SFEU balance on June 30, 2004, and projects a $768 million SFEU balance on June 30, 2005, based upon the 2004 Budget Act, enacted on July 31, 2004.

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                                      C-38

     REVENUE AND EXPENDITURE ASSUMPTIONS

     The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2002-03 fiscal year and the 2004 Budget Act estimates for the 2003-04 and 2004-05 fiscal years.

                                    TABLE 12
               MAJOR GENERAL FUND REVENUE SOURCES AND EXPENDITURES

                                                               REVENUES (MILLIONS)
                                                                  FISCAL YEARS
                                           ----------------------------------------------------------
                                           2002-03(a)      2003-04(b)      2003-04(c)      2004-05(c)
             SOURCE                          ACTUAL          ENACTED         REVISED         ENACTED
---------------------------------          ----------      ----------      ----------      ----------
Personal Income Tax                        $   32,710      $   33,596      $   36,000      $   38,974
Sales and Use Tax                              22,415          23,518          23,720          25,146
Corporation Tax(d)                              6,804           7,035           7,280           7,573
Insurance Tax                                   1,880           2,068           2,090           2,195
Economic Recovery Bonds(e)                      9,242               -           2,012               -
All Other                                       7,513(f)        7,136(g)        5,480(h)        3,363(i)
                                           ----------      ----------      ----------      ----------
     Total Revenues and Transfers          $   80,564      $   73,353      $   76,582      $   77,251
                                           ==========      ==========      ==========      ==========

                                                             EXPENDITURES (MILLIONS)
                                                                  FISCAL YEARS
                                           ----------------------------------------------------------
                                           2002-03(a)      2003-04(b)      2003-04(c)      2004-05(c)
             FUNCTION                        ACTUAL          ENACTED         REVISED        ENACTED
---------------------------------          ----------      ----------      ----------      ----------
K-12 Education                             $   28,788      $   29,318      $   29,767      $   34,049
Health and Human Services                      23,060          23,358          22,969          25,467
Higher Education                                9,488           8,679           8,795           9,360
Youth and Adult Correctional                    5,837           5,644           5,424           6,392
Legislative, Judicial and Executive             2,459           2,406           2,549           2,730
Tax Relief                                      4,447             707(j)        3,334             668(m)
Resources                                       1,147             865             986           1,020
State and Consumer Services                       468             444             471             514
Business, Transportation and Housing              206             512             516             377
All Other                                       1,582            (796)(k)       2,823(1)       (1,896)(n)
                                           ----------      ----------      ----------      ----------
     Total Expenditures                    $   76,482      $   71,137      $   77,634      $   78,681
                                           ==========      ==========      ==========      ==========

----------
Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

(a) Figures for fiscal year 2002-03, prepared by the Department of Finance, are slightly different than the figures in Table 11, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

(b)  2003 Budget Act, August 2, 2003.

(c)  2004 Budget Act, July 31, 2004.

(d) Reflects the Administration's expectations regarding the effect of the court's decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD (California Court of Appeal, Second District, Case No. B160061). A $465 million negative prior year adjustment is included in the 2004 Budget Act.

(e) Reflects the Administration's issuance of economic recovery bonds sufficient to provide $11.254 billion net proceeds to the General Fund in fiscal year 2003-04 (issued on May 11, 2004 and June 16, 2004). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS-- Economic Recovery Bonds." For budgeting purposes, $9.242 billion of this amount is shown in fiscal year 2002-03.

(f) Includes $2.5 billion for tobacco securitization bond proceeds and about $2.8 billion in inter-fund loans and transfers.

(g) Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which were not issued. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(h) Includes $2.264 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds."

(i) Includes $300 million for Indian gaming revenues and $577 million from pension obligation bonds.

(j) Reflects the suspension of VLF "backfill" payments to local governments, which was rescinded on November 17, 2003. See "STATE FINANCES--Local Governments."

(k) Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(l) Reflects the transfer of $2.012 billion of economic recovery bond proceeds to the Deficit Recovery Fund.

(m) Reflects the proposed elimination of VLF "backfill" payments to local governments.

(n) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

     DEVELOPMENT OF REVENUE ESTIMATES

     The development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. The Department of Finance's Economic Research Unit, under the direction of the Chief Economist, adjusts the national forecast based on the Department's economic outlook. The national economic forecast is used to develop a forecast of similar indicators for California activity.

     After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash results. The forecast is updated twice a year and released with the Governor's Budget by January 10 and the May Revision by May 14.

     ECONOMIC ASSUMPTIONS

     The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2004 and 2005. In the May Revision, the Department of Finance projected that the California economy would grow moderately in calendar year 2004 and at a faster pace in calendar year 2005.

     Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. Job growth has also improved in the state in recent months but not as much as in the rest of the nation, on average. From April 2003 to April 2004, nonfarm payroll employment rose by 0.6 percent in the State and 0.9 percent in the nation. The state unemployment rate was 6.2 percent in April, down from 6.8 percent a year earlier. The national unemployment rate in April 2004 was 5.6 percent, down from
6.0 percent a year earlier.

     California total personal income increased by 4.8 percent from the fourth quarter of 2002 to the fourth quarter of 2003, culminating a year of improving personal income growth. For 2003 as a whole, personal income was up 3.7 percent in the state as compared to 3.3 percent in the nation. In addition, exports of made-in-California merchandise rebounded in the first quarter of 2004, increasing by 25 percent on a year-over-year basis. Exports of high-tech goods rose by 20 percent year-over-year. Also, taxable sales posted a sixth consecutive year-over-year gain in the fourth quarter of 2003. Two regional manufacturing surveys and one statewide survey showed improvement comparable to that seen in the first quarter of 2004 for the nation's manufacturing sector. Personal state income tax withholdings were up 8.8 percent in the first four months of 2004, although about a percentage point and a half of that gain was due to March 2004 having two more days of receipts than March 2003.

     Construction and real estate markets remained strong in the state in the first quarter of 2004. Total new units permitted were up slightly from a strong first quarter in 2003. Also, valuation of private nonresidential building permits increased slightly after three years of steady declines.

     Low mortgage rates kept residential real estate markets strong in the first quarter of 2004. The median price of homes sold in Southern California hit a new record of $371,000 in March, up 23.3 percent from a year earlier. Sales were up over 17 percent from a year ago. Despite a still-sluggish economy, home price appreciation and sales were also strong in the San Francisco Bay Area. The median price of homes sold was a record $474,000 in March, up 13.1 percent from a year earlier. Sales were up 25 percent from a year ago.

     As noted above, the May Revision projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6 percent throughout the period. Personal income is projected to grow 5.4 percent in 2004 and 5.6 percent in 2005, which is slower than has been observed in past recoveries.

     The Department of Finance set out the following estimates for the State's economic performance in calendar years 2004 and 2005, which were used in predicting revenues and expenditures for the May Revision. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2004-05 Governor's Budget.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    TABLE 13
                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE

                                             FOR CALENDAR YEAR 2004          FOR CALENDAR YEAR 2005
                                           ---------------------------     ---------------------------
                                            2004-05          2004-05        2004-05          2004-05
                                           GOVERNOR'S          MAY         GOVERNOR'S          MAY
                                            BUDGET(a)      REVISION(b)     BUDGET(a)       REVISION(b)
                                           ----------      -----------     ----------      -----------
Non-farm wage and salary
employment (000)                               14,602           14,525         14,906           14,832
 Percent Change                                   1.1%             0.8%           2.1%             2.1%

Personal income ($ billions)               $    1,266      $     1,262     $    1,341      $     1,333
 Percent Change                                   5.6%             5.4%           5.9%             5.6%
Housing Permits (Units 000)                       192              200            198              200
Consumer Price Index (percent change)             1.9%             2.5%           2.7%             2.3%

----------
(a)  Fiscal Year 2004-05 Governor's Budget Summary: January 9, 2004.

(b)  May Revision May 13, 2004.

Source: State of California, Department of Finance.

                              FINANCIAL STATEMENTS

     The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2003 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2003 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

     Potential investors may obtain or review a copy of the Financial Statements from the following sources:

     1. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated March 24, 2004, relating to the issuance of $186,110,000 State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series D and $93,975,000 of State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series E. The Financial Statements are printed in full in such Official Statement. No part of the March 24, 2004 Official Statement is incorporated into this document except the Financial Statements.

     2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report--Year Ended June 30, 2003," or by contacting the Office of the State Controller at (916) 445-2636.

     3. By accessing the internet website of the State Treasurer (www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

     The State Controller's unaudited reports of cash receipts and disbursements for the periods of July 1, 2003 through June 30, 2004 and July 1, 2004 through August 31, 2004 are also included as Exhibits to this APPENDIX C and are available on the State Controller's website.

     Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

                          OVERVIEW OF STATE GOVERNMENT

     ORGANIZATION OF STATE GOVERNMENT

     The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

     California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles. See "FINANCIAL STATEMENTS."

     The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

                                                        PARTY         FIRST
OFFICE                      NAME                     AFFILIATION     ELECTED
-------------------------   ----------------------   -----------   ----------
Governor                    Arnold Schwarzenegger    Republican       2003
Lieutenant Governor         Cruz Bustamante           Democrat        1998
Controller                  Steve Westly              Democrat        2002
Treasurer                   Philip Angelides          Democrat        1998

                                                        PARTY         FIRST
OFFICE                      NAME                     AFFILIATION     ELECTED
-------------------------   ----------------------   -----------   ----------
Attorney General            Bill Lockyer              Democrat        1998
Secretary of State          Kevin Shelley             Democrat        2002
Superintendent of Public
Instruction                 Jack O'Connell            Democrat        2002
Insurance Commissioner      John Garamendi            Democrat        2002

     The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. Governor Schwarzenegger may seek re-election in 2006 to one term.

     The executive branch is principally administered through eleven major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency, Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

     California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 49,650 degrees were awarded in the 2002-03 school year. About 203,900 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2003-04 school year. The California State University System provides undergraduate and graduate degrees to students. Approximately 76,755 degrees were awarded in the 2002-03 school year. About 334,900 full-time students were enrolled at the 23 campuses in the 2003-04 school year. The third sector consists of 109 campuses operated by 72 community college districts which provide associate degrees and certificates to students. Additionally students may attend community colleges to meet basic skills and other general education requirements prior to transferring to a four-year undergraduate institution. Approximately 118,000 associate degrees and certificates were awarded in the 2002-03 school year. About 1.7 million students were enrolled in California's community colleges in the spring of 2003.

     EMPLOYEE RELATIONS

     In 2004-05, the State work force is comprised of approximately 318,000 personnel years, of which approximately 116,000 personnel years represent employees of institutions of higher education. Of the remaining 202,000 personnel years, approximately 166,000 are subject to collective bargaining and approximately 36,000 are excluded from collective bargaining. State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation A-46 on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

     The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

     There are twenty-one collective bargaining units that represent state employees. Seven bargaining unit contracts expire in June 2005, five expire in June 2006, one expires in July 2006, and two expire in June 2008. For the remaining six units, comprising approximately 15 percent of the State workforce, that do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association is the exclusive representative for nine of the twenty-one collective bargaining units, or approximately 50 percent of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit. The State recently signed an addendum to the Bargaining Unit 6 (Corrections) memorandum of understanding that will defer a portion of the scheduled salary increases for their members resulting in a savings of $108 million over the next two years.

                             ECONOMY AND POPULATION

     INTRODUCTION

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with 136,300 jobs gained between July 2003 and June 2004 compared with 341,200 jobs lost between March 2001 and July 2003. See "CURRENT STATE BUDGET--Economic Assumptions."

     POPULATION AND LABOR FORCE

     The State's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population.

     California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

     The following table shows California's population data for 1994 through 2003.

                                    TABLE 14
                             POPULATION 1994-2003(a)

                         % INCREASE         UNITED
         CALIFORNIA         OVER            STATES       % INCREASE OVER     CALIFORNIA AS %
 YEAR    POPULATION    PRECEDING YEAR     POPULATION     PRECEDING YEAR     OF UNITED STATES
------   -----------   --------------    -------------   ---------------    ----------------
1994      31,523,080        0.7%           263,125,821         1.2%               12.0%
1995      31,711,094        0.6            266,278,393         1.2                11.9
1996      31,962,050        0.8            269,394,284         1.2                11.9
1997      32,451,746        1.5            272,646,925         1.2                11.9
1998      32,861,779        1.3            275,854,104         1.2                11.9
1999      33,417,247        1.7            279,040,168         1.2                12.0
2000      34,040,489        1.9            282,177,754         1.1                12.1
2001      34,726,513        2.0            285,093,813         1.0                12.2
2002      35,336,138        1.8            287,973,924         1.0                12.3
2003      35,933,943        1.7            290,809,777         1.0                12.4

----------
(a)  Population as of July 1.

Source: U. S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

     The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1994 to 2003.

                                    TABLE 15
                              LABOR FORCE 1994-2003
                                   (THOUSANDS)

                                                UNEMPLOYMENT RATE (%)
 YEAR       LABOR FORCE     EMPLOYMENT      CALIFORNIA      UNITED STATES
------     -------------   -------------   -------------    -------------
1994          15,294          13,979           8.6%             6.1%
1995          15,236          14,040           7.8              5.6
1996          15,371          14,261           7.2              5.4
1997          15,786          14,792           6.3              4.9
1998          16,138          15,181           5.9              4.5
1999          16,376          15,522           5.2              4.2
2000          16,892          16,057           4.9              4.0
2001          17,172          16,249           5.4              4.7
2002          17,376          16,215           6.7              5.8
2003          17,460          16,283           6.8              6.0

----------
Source: State of California, Employment Development Department.

     EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

     The following table shows California's non-agricultural employment distribution and growth for 1993 and 2003.

                                    TABLE 16
                       PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                  1993 AND 2003

                                                   EMPLOYMENT               % DISTRIBUTION
                                                  (THOUSANDS)                OF EMPLOYMENT
                                             -----------------------   ------------------------
INDUSTRY SECTOR                                 1993         2003         1993         2003
----------------------------------------     ----------   ----------   ----------   -----------
Trade, Transportation and Utilities             2,337.6      2,722.0      19.4%        18.9%
Government
     Federal Government                           336.2        258.7       2.8          1.8
     State and Local Government                 1,744.4      2,167.7      14.5         15.0
Professional and Business Services              1,541.6      2,108.1      12.8         14.6
Manufacturing
     Nondurable goods                             613.4        563.1       5.1          3.9
     High Technology                              523.2        399.5       4.4          2.8
     Other Durable Goods                          558.6        582.3       4.6          4.0
Educational and Health Services                 1,195.8      1,536.3       9.9         10.7
Leisure and Hospitality                         1,124.5      1,397.6       9.3          9.7
Financial Activities                              787.0        886.8       6.5          6.2
Construction                                      458.9        788.8       3.8          5.5
Other Services                                    408.2        505.8       3.4          3.5
Information                                       386.2        471.4       3.2          3.3
Natural Resources and Mining                       29.8         22.1       0.3          0.1
                                             ----------   ----------   ----------   -----------
     TOTAL NON-AGRICULTURAL                    12,045.4     14,410.2       100%         100%
                                             ==========   ==========   ==========   ===========

----------
Source:  State of California, Employment Development Department.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The following tables show California's total and per capita income patterns for selected years.

                                    TABLE 17
                TOTAL PERSONAL INCOME IN CALIFORNIA 1994-2003(a)

                                                          CALIFORNIA
        YEAR                MILLIONS     % CHANGE(b)      % OF U.S.
--------------------      ------------   ------------    ------------
1994(c)                   $    730,529        3.2%           12.4%
1995                           765,806        4.8            12.4
1996                           810,448        5.8            12.3
1997                           860,545        6.2            12.4
1998                           936,009        8.8            12.5
1999                           999,228        6.8            12.7
2000                         1,103,842       10.5            13.0
2001                         1,135,848        2.9            13.0
2002                         1,154,685        1.7            12.9
2003                         1,197,550        3.7            12.9

----------
(a)  Bureau of Economic Analysis (BEA) estimates as of April 2004.

(b)  Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:    Omits income for government employees overseas.

Source:  U.S. Department of Commerce, BEA.

                                    TABLE 18
                     PER CAPITA PERSONAL INCOME 1994-2003(a)

                                                                                     CALIFORNIA %
    YEAR            CALIFORNIA     % CHANGE(b)     UNITED STATES    % CHANGE(b)        OF U.S.
------------      -------------   -------------    -------------   -------------    -------------
   1994(c)        $      23,203        2.5%        $      22,172        3.9%            104.7%
   1995                  24,161        4.1                23,076        4.1             104.7
   1996                  25,312        4.8                24,175        4.8             104.7
   1997                  26,490        4.7                25,334        4.8             104.6
   1998                  28,374        7.1                26,883        6.1             105.5
   1999                  29,828        5.1                27,939        3.9             106.8
   2000                  32,466        8.8                29,847        6.8             108.8
   2001                  32,892        1.3                30,527        2.3             107.7
   2002                  32,989        0.3                30,906        1.2             106.7
   2003                  33,749        2.3                31,632        2.3             106.7

----------
(a)  BEA's estimates as of April 2004.

(b)  Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:    Omits income for government employees overseas.

Source:  U.S. Department of Commerce, BEA.

     The following tables show California's residential and non-residential construction.

                                    TABLE 19
                 RESIDENTIAL CONSTRUCTION AUTHORIZED BY PERMITS

                              UNITS
           ------------------------------------------   VALUATION(a)
  YEAR         TOTAL         SINGLE        MULTIPLE      (MILLIONS)
--------   ------------   ------------   ------------   ------------
  1995        85,293         68,689         16,604      $    13,879
  1996        94,283         74,923         19,360           15,289
  1997       111,716         84,780         26,936           18,752
  1998       125,707         94,298         31,409           21,976
  1999       140,137        101,711         38,426           25,783
  2000       148,540        105,595         42,945           28,142
  2001       148,757        106,902         41,855           28,804
  2002       167,761        123,865         43,896           33,305
  2003       195,682        138,762         56,920           38,968

----------
(a)  Valuation includes additions and alterations.

Source: Construction Industry Research Board

                                    TABLE 20
                           NONRESIDENTIAL CONSTRUCTION
                                   (THOUSANDS)

                                                        ADDITIONS AND
  YEAR      COMMERCIAL     INDUSTRIAL        OTHER      ALTERATIONS        TOTAL
--------   ------------   ------------   ------------   -------------  ------------
  1995     $  2,308,911   $    732,874   $  1,050,693   $   4,062,273  $  8,154,751
  1996        2,751,925      1,140,574      1,152,443       4,539,219     9,584,161
  1997        4,271,378      1,598,428      1,378,220       5,021,792    12,269,818
  1998        5,419,251      2,466,530      1,782,337       5,307,901    14,976,019
  1999        5,706,719      2,256,166      2,350,213       6,269,194    16,582,292
  2000        6,962,031      2,206,169      2,204,754       7,252,004    18,624,958
  2001        6,195,368      1,552,047      2,584,321       6,421,551    16,753,287
  2002        5,195,348      1,227,754      2,712,681       5,393,329    14,529,112
  2003        4,039,561      1,320,222      2,954,039       5,601,117    13,914,939

----------
Source: Construction Industry Research Board

The following table shows California's export growth for the period from 1996 through 2003.

                                    TABLE 21
                        EXPORTS THROUGH CALIFORNIA PORTS
                                   (MILLIONS)

        YEAR                EXPORTS(a)             %CHANGE(b)
--------------------   -------------------    --------------------
        1996              $  124,120.0                 6.2%
        1997                 131,142.7                 5.7
        1998                 116,282.4               -11.3
        1999                 122,092.8                 5.0
        2000                 148,554.6                21.7
        2001                 127,255.3               -14.3
        2002                 111,340.1               -12.5
        2003                 113,550.7                 2.0

----------
(a)  "Free along ship" Value Basis.

(b)  Change from prior year.

Source: U.S. Department of Commerce, Bureau of the Census

                                   LITIGATION

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

     CHALLENGE RELATED TO THE VEHICLE LICENSE FEE OFFSET AND RELATED PAYMENTS TO LOCAL GOVERNMENTS

     State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets. In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. See "STATE FINANCES--Local Governments--Vehicle License Fee." This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased. Shortly after taking office on November 17, 2003, Governor Schwarzenegger issued Executive Order S-1-03, rescinding the Davis Administration's action and directing the Department of Motor Vehicles to reinstate the General Fund offset to the vehicle license fee provided in Revenue and Taxation Code Section 10754 "as soon as administratively feasible." By subsequent administrative action, the Administration adjusted current year expenditures in order to commence transfers from the General Fund to local governments in the amount of the offsets. On January 30, 2004, ROBERT BROOKS AND DAVID GAUTREAUX V. GOVERNOR ARNOLD SCHWARZENEGGER (Case No. BC309929) was filed in the Los Angeles County Superior Court. In this case, plaintiffs allege that the adjustments of current year expenditures made by the Administration in order to provide for the transfers to local governments violates the California Constitution, and ask the Court to enjoin the Director of A-52 Finance and the Controller from making offset-related payments to local governments until an appropriation for that purpose is made by the Legislature. This matter is pending in the trial court.

     CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

     In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, "SBX1 20") that deferred the payment of $500 million to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA"). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036 to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State's Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint, now pending in the Sacramento County Superior Court as TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL. V. DONNA ARDUIN, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE, AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of SBX1 20. It also seeks injunctive and declaratory relief to the same effect. On August 20, 2004, the trial court heard a motion for summary judgment in this case brought by the Director of Finance. The trial court judge has taken the matter under submission. To the extent the trial court does not grant the motion for summary judgment, trial is currently scheduled to begin on December 17, 2004.

     ACTIONS SEEKING FLOOD-RELATED DAMAGES

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHAN
V. STATE, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for October 24, 2004. The State is vigorously defending the action.

     PATERNO V. STATE OF CALIFORNIA (Yuba County Superior Court, Judicial Counsel Coordination Proceeding 2104) is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled in favor of the State as to all plaintiffs. The appellate court reversed the trial court judgment and remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. On March 17, 2003, the Supreme Court denied the State's petition for review (California Supreme Court, Case No. S121713) of the appellate court's decision. That denial brought the liability phase of this litigation to a close. The issues of damages, interest, fees, costs and expenses are being litigated in the Yuba County Superior Court. Further action on these issues has been temporarily stayed, pending resolution of an interim writ proceeding pending in the Court of Appeal (Third Appellate District, PATERNO ET AL. V. SUPERIOR COURT, YUBA COUNTY, Case No. C046473).

     TAX REFUND CASES

     Six pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD, the California Court of Appeal affirmed the trial court's ruling in favor of the Franchise Tax Board on this issue and General Motors has filed a petition for review of this decision with the California Supreme Court (GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD, Case No. S127086). THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First

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Appellate District (Case No. A102915); TOYS "R" US, INC. V. FRANCHISE TAX BOARD
is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and MICROSOFT CORPORATION V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A105312). The trial courts in THE LIMITED STORES and TOYS "R" US ruled in favor of the Franchise Tax Board on this issue; in MICROSOFT CORPORATION, the trial court ruled against the Franchise Tax Board. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767), and COLGATE-PALMOLIVE V. FRANCHISE TAX BOARD is pending in the Sacramento County Superior Court (Case No. 03AS00707). Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

     In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Court of Appeal, Fourth Appellate District, Division 3, Case No. G032412), the court issued a unanimous published decision (117 Cal. App. 4th 121) reversing a trial court decision that determined the Orange County assessor's office had received property taxes from two taxpayers in excess of the amounts collectable under Article XIII A of the California Constitution (implemented in 1978 by Proposition 13). The plaintiffs' legal claim focused on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. On July 21, 2004, the California Supreme Court (Case No. S124682) denied plaintiffs' petition for review. That brings this case to a close. However, a similar challenge to the practices of the assessor for the County of Marin, ALAN J. TITUS AND MARJORIE GOLDMAN V. COUNTY OF MARIN, is pending in the Court of Appeal, First Appellate District, Division Two (Case No. A104960). The State is not a party to this pending litigation, but the effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.

     ENVIRONMENTAL CLEANUP MATTER

     In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State's liability are the State's ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking A-54 damages against the State which was formerly named the Board of Control, the "Government Claims Board"). Litigation on these claims has been tolled by agreement among the parties until October 1, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

     ENERGY-RELATED MATTERS

     In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the

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"commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

     PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

     ESCHEATED PROPERTY CLAIMS

     In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 02-16511); ORFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases are styled as class actions, though in Lusby-Taylor that issue was not determined prior to the trial court decision that is being appealed. If one or more of these cases is certified as a class action and the class ultimately prevails on the merits, damages for the class could be in A-55 excess of $500 million. The State has prevailed at the trial court in SUEVER and LUSBY-TAYLOR. ORFIELD is being litigated in the trial court. The State is vigorously defending all of these actions. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: FONG V. WESTLY (2004) 117 Cal.App.4th 841 and HARRIS V. WESTLY (2004) 116 Cal.App.4th 214.

     In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: MORRIS V. WESTLY (Los Angeles County Superior Court, Case No. BC310200); TRUST REALTY PARTNERS V. WESTLY (Sacramento County Superior Court, Case No. 04AS02522); and BROWNE V. WESTLY (Sacramento County Superior Court, Case No. 04AS02570). The BROWNE and TRUST REALTY lawsuits focus on the State's elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c) as amended effective August 11, 2003, "CCP 1540"), and the MORRIS lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The MORRIS case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in MORRIS seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The BROWNE and TRUST REALTY PARTNERS cases are not styled as class actions suits, but in addition to seeking

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general and special damages in a sum according to proof at trial, each case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in their respective complaints. If the MORRIS case ultimately prevails as a class action, or the injunctions prayed for in either of the BROWNE or TRUST REALTY PARTNERS cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

     ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

     In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

     ACTIONS SEEKING PROGRAM MODIFICATIONS

     In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. A settlement has been reached in this case, which by its terms is subject to the enactment of certain A-56 proposed legislation. The settlement agreement provides proposed legislation which would fund a program to authorize school districts to spend up to $800 million over a period of years for repairs of school facilities at the lowest performing schools; $138.7 million for new instructional materials for students attending certain low performing schools; and $50 million to conduct an assessment of facilities conditions, supplement county school superintendents' capacity to oversee low performing schools and to fund emergency repairs in low performing schools. The legislation also establishes requirements regarding the use of these funds and a variety of other provisions pertaining to education in California. Pursuant to the settlement agreement, the plaintiffs are required to notify the State on or before October 15, 2004, whether the plaintiffs agree that legislation has been adopted as of that date which substantially conforms to the terms of the settlement agreement. The parties have agreed to engage in consultation if substantially conforming legislation has not been adopted as of that date.

     In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise

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planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs have appealed a decision by the U.S. District Court dismissing plaintiffs' class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

     In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

     LOCAL GOVERNMENT MANDATE CLAIMS AND ACTIONS

     In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission") (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and
1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino's test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego unreimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues. See "STATE FINANCES--Local Governments--Vehicle License Fee."

     Six lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. Four lawsuits were consolidated in the Sacramento County Superior Court (COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET AL., Case No. 04AS00371; COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01341; SACRAMENTO COUNTY V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01355; and COUNTY OF CONTRA COSTA V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01039). In this consolidated case, the trial court ruled that a single $1,000 appropriation for the costs of a program to provide mental health services to disabled students did not

                                      C-55
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constitute full reimbursement of the mandated costs of that program, as required by the State Constitution. The trial court declared that the plaintiff counties were relieved of the obligation to provide the mandated mental health services absent adequate good faith reimbursement from the State. The Administration has not yet determined whether to appeal this judgment. Two additional lawsuits alleging that the State's practice violates the State Constitution were consolidated in San Diego County Superior Court: COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 825109) and COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 827845). These plaintiff counties are seeking full payment for the unreimbursed costs of implementing a variety of programs over the last few years. A hearing on the counties' motion for judgment on the pleadings is scheduled for October 15, 2004. The County of San Diego has alleged unreimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for unreimbursed statemandated costs. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing unreimbursed mandates.

     ACTION FOR DAMAGES FOR ALLEGED DESTRUCTION AT INDIAN BURIAL SITES

     On January 16, 2004, JOHN TOMMY ROSAS V. UNITED STATES OF AMERICA, ET AL. was filed in the United States District Court, Central District of California (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff has not responded to this motion, and it remains pending before the court.

     ACTIONS SEEKING TO ENJOIN IMPLEMENTATION OF CERTAIN TRIBAL GAMING COMPACTS

     In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases, as described below. A decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds. See "CURRENT STATE BUDGET--2004 Budget Act." The failure to repay these existing transportation loans could, in turn, result in a reduction of anticipated internal borrowable resources in an amount of approximately $500 million.

     In RINCON BAND OF LUISENO MISSION INDIANS OF THE RINCON RESERVATION V. SCHWARZENEGGER, ET AL. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court has denied plaintiff's motion for injunctive relief, and that matter is currently on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The District Court has also dismissed the complaint on a procedural basis. It is expected that the Rincon Band will appeal this dismissal.

     CRAIG, ET AL. V. SCHWARZENEGGER ET AL. (Alameda County Superior Court, Case No. RGO 4175471) is an action brought by the owners of various racetracks and an individual plaintiff and petitioner, which

                                      C-56
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alleges that the Legislature's recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; "Chapter 91"), violates a provision of the California Constitution which bars the grant of vested rights or franchises in an urgency measure. Plaintiffs and petitioners allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. Plaintiffs and petitioners seek a decision prohibiting the implementation of Chapter 91 and a declaration that either Chapter 91 is unconstitutional or is a subject to the right of referendum and cannot go into effect unless and until the 90-day referendum period expires without a referendum petition having been filed.

                                STATE DEBT TABLES

     The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.

     "Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.

     "Special Revenue Fund bonds" also known as "economic recovery bonds," are "self liquidating" general obligation bonds which are primarily secured by a pledge of a one-quarter cent statewide sales and use tax deposited in the Fiscal Recovery Fund. Debt service payments are made directly from the Fiscal Recovery Fund and not the General Fund. The Special Revenue Fund bonds are also general obligations of the State to which the full faith and credit of the State are pledged to the punctual payment of the principal of and interest thereon.

     As of August 31, 2004 the State had $1,021,605,000 of outstanding commercial paper notes.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      C-57

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                                   Appendix D

  THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF
                 ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

         This Appendix contains the Annual Information Statement of the State of New York (AIS) and the Update to the Annual Information Statement (Update) released on the dates specified herein. The AIS and Update set forth information about the financial condition of the State of New York. The State intends to further update and supplement that Annual Information Statement as described therein.

       The AIS set forth in this Appendix is dated September 19, 2004 and contains information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," "Exhibit A" and "Exhibit B" are not included herein.

       The Update set forth in this Appendix is dated November 16, 2004 and contains information only through that date. This Appendix sets forth sections of the Update containing extracts from the Mid-Year Update to the 2004-2005 Financial Plan issued by the Division of the Budget on November 1, 2004 and a discussion of special considerations that may affect the State's Financial Plan projections. "Part II" and "Part III" are not included herein.

       The entire AIS and Update, including such remaining sections, were filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or the New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS or Update are available on the Internet at http://www.budget.state.ny.us/.

                          ANNUAL INFORMATION STATEMENT
                                STATE OF NEW YORK
                            DATED: SEPTEMBER 19, 2004

Table of Contents

ANNUAL INFORMATION STATEMENT                                                 D-1
   Introduction                                                              D-1
   Usage Notice                                                              D-2
CURRENT FISCAL YEAR                                                          D-3
   2004-05 Enacted Budget Financial Plan                                     D-3
   General Fund Summary                                                      D-3
   General Fund Additions to the Executive Budget                            D-5
   All Governmental Funds Summary                                           D-15
   General Fund Outyear Projections                                         D-21
   Cash Flow                                                                D-25
   GAAP Financial Plans                                                     D-25
   2004-05 Governmental Funds Financial Plans                               D-27
   Special Considerations                                                   D-52

            [Subsequent Sections of the AIS Are Not Set Forth Herein]

                          ANNUAL INFORMATION STATEMENT
                            OF THE STATE OF NEW YORK

INTRODUCTION

     This Annual Information Statement ("AIS") is dated September 19, 2004 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

     In this AIS, readers will find:

          1. A section entitled the "Current Fiscal Year" that contains (a) extracts from the 2004-05 Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations." The first part of the Enacted Budget Financial Plan summarizes the major changes to the 2004-05 Executive Budget and the projected impact on operating results, annual spending growth, and the magnitude of future potential budget gaps; the second part provides detailed information on total receipts and disbursements projected in the State's governmental funds in 2004-05.

          2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

          3. The status of significant litigation that has the potential to adversely affect the State's finances.

     DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable. Information relating to matters described in the section entitled "Litigation" is furnished by the State Office of the Attorney General.

     During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

     The State plans to issue updates to this AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC), has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this AIS may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the

2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

USAGE NOTICE

     The AIS has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An informational copy of this AIS is available on the DOB website (www.budget.state.ny.us). The availability of this AIS in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS on this website is not intended as a republication of the information therein on any date subsequent to its release date.

                               CURRENT FISCAL YEAR

     THE STATE'S CURRENT FISCAL YEAR BEGAN ON APRIL 1, 2004 AND ENDS ON MARCH 31, 2005. ON MARCH 31, 2004, THE STATE LEGISLATURE ENACTED APPROPRIATIONS FOR ALL STATE-SUPPORTED, CONTINGENT CONTRACTUAL, AND CERTAIN OTHER DEBT SERVICE OBLIGATIONS FOR THE ENTIRE 2004-05 FISCAL YEAR. ON AUGUST 11, 2004, THE LEGISLATURE COMPLETED ACTION ON THE REMAINING APPROPRIATIONS AND ACCOMPANYING LEGISLATION CONSTITUTING THE BUDGET FOR THE 2004-05 FISCAL YEAR. THE GOVERNOR VETOED PORTIONS OF THE BUDGET REVISIONS ENACTED BY THE LEGISLATURE ON AUGUST 20, 2004. THE LEGISLATURE IS AUTHORIZED TO TAKE ACTION ON THE GOVERNOR'S VETOES UNTIL DECEMBER 31, 2004. THE 2004-05 ENACTED BUDGET FINANCIAL PLAN, EXTRACTS OF WHICH ARE SET FORTH BELOW, WAS PREPARED BY THE DOB AND REFLECTS THE ACTIONS OF THE LEGISLATURE AND GOVERNOR AS OF THE DATE OF THIS AIS.

     THE 2004-05 ENACTED BUDGET FINANCIAL PLAN CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED IN THE 2004-05 ENACTED BUDGET FINANCIAL PLAN SET FORTH HEREIN.

2004-05 ENACTED BUDGET FINANCIAL PLAN

GENERAL FUND SUMMARY

     The 2004-05 Executive Budget recommended actions to close a General Fund budget gap of $5.1 billion. The recommendations included $2.6 billion in savings from spending restraint (including program restructuring and the use of alternate funding sources), $972 million in new revenues, and $1.5 billion in other measures. The Executive Budget projected budget gaps of $2.9 billion in 2005-06 and $4.4 billion in 2006-07, a reduction of $3.8 billion and $3.5 billion, respectively, from the initial gaps at the start of the 2004-05 budget cycle. The gap estimates assumed all the Executive Budget savings proposals were enacted in their entirety.

     The Legislature completed action on the budget for the 2004-05 fiscal year on August 11, 2004. Consistent with prior years, the debt service bill was enacted by March 31, 2004. DOB estimates that, in comparison to the Executive Budget, the Legislative Budget Agreement identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving an imbalance of roughly $600 million to $700 million in 2004-05 and gaps of approximately $6 billion in 2005-06 and $8 billion in 2006-07.

     The Governor vetoed General Fund spending additions valued at $235 million in 2004-05, reducing the projected General Fund imbalance in the current year to approximately $400 million. The vetoes are expected to generate comparable savings in 2005-06 and 2006-07. The Governor also vetoed $1.6 billion in new bonding for capital spending approved by the Legislature. Under the State Constitution, the Legislature may take action on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

                                GENERAL FUND GAPS
                              (MILLIONS OF DOLLARS)

                                            2004-05    2005-06    2006-07
                                            -------    -------    -------
2004-05 EXECUTIVE BUDGET                          0     (2,852)    (4,354)

   Net Additions                             (1,527)    (2,618)    (2,788)
   New Costs                                   (280)      (650)      (823)
   Available Resources                        1,138       (230)        11

2004-05 LEGISLATIVE BUDGET AGREEMENT           (669)    (6,350)    (7,954)

   Vetoes                                       235        211        259
   Fiscal Management Plan                       434        450        450

2004-05 ENACTED BUDGET                            0     (5,689)    (7,245)

     The DOB, in close cooperation with State agencies, expects to develop a Fiscal Management Plan intended to balance the 2004-05 budget and reduce the outyear gaps. The Plan will be described in the Mid-Year Update to the Financial Plan that is expected to be issued by October 30, 2004. DOB expects that the Fiscal Management Plan will produce savings sufficient to balance the 2004-05 fiscal year and reduce the outyear gaps to the range of $5 billion to $6 billion in 2005-06 and roughly $7 billion in 2006-07. It is expected that with a Fiscal Management Plan, the State will not need to borrow from the rainy day reserve of $794 million to end the fiscal year in balance on a cash basis in the General Fund.

     The DOB projects that All Funds spending will total $101.2 billion in 2004-05, an increase of $3.9 billion or 4.0 percent above actual 2003-04 results. When 2003-04 spending is adjusted to reflect certain deferrals, adjusted 2004-05 All Fund spending increases by $5.8 billion or 6.1 percent over 2003-04 levels.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The following sections provide more detail on the General Fund changes since the Executive Budget, including legislative additions, vetoes, new costs and new resources.

GENERAL FUND ADDITIONS TO THE EXECUTIVE BUDGET

     DOB projects that the net General Fund additions above the level projected in the Executive Budget total $1.3 billion in 2004-05, $2.4 billion in 2005-06, and $2.5 billion in 2006-07, after reflecting available resources and vetoes. The following table summarizes, by major function, the Legislature's "gross" additions to the Executive Budget, the available resources specifically identified to offset certain spending additions, and the savings generated by the Governor's vetoes.

             GENERAL FUND ADDITIONS -- CHANGE FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
GROSS ADDITIONS                                        1,950      2,680      2,863
                                                     -------    -------    -------
Education/STAR                                           575        725        688
Higher Education                                         373        448        467
Medicaid/Health                                          507        954      1,299
Housing/Transportation/Environment                       115         86        108
Human Services                                           107        134        136
Criminal Justice                                          76         98         98
General Government/Economic Development                   27         27         17
Mental Hygiene                                            10         10         10
Tax/Revenue Restorations                                  60         98         40
Member Items                                             100        100          0

"AVAILS" IDENTIFIED TO OFFSET GROSS ADDITIONS           (423)       (62)       (75)
                                                     -------    -------    -------
Use 2004-05 VLTs to Finance School Aid Add              (240)         0          0
Bond Projects Financed on PAYGO Basis                    (95)         2          4
Adjust Current TAP Roll at 70/30                         (60)         0          0
Medicare Discount Cards                                  (18)       (19)         0
Resources Made Available by TAP Rejection                (10)       (45)       (79)

TOTAL GENERAL FUND ADDITIONS (BEFORE VETOES)           1,527      2,618      2,788

VETOES                                                  (235)      (211)      (259)
                                                     -------    -------    -------
Education/STAR                                           (28)       (12)       (12)
Higher Education                                         (30)       (50)       (69)
Medicaid/Health                                           (5)       (40)       (72)
Housing/Transportation/Environment                       (75)       (13)       (13)
Human Services                                           (48)       (21)       (21)
Criminal Justice                                         (24)       (49)       (49)
General Government/Economic Development                  (16)       (17)       (14)
Mental Hygiene                                            (9)        (9)        (9)

TOTAL GENERAL FUND ADDITIONS (AFTER VETOES)            1,292      2,407      2,529

     The following information provides more detail on the legislative additions to the Executive Budget, including the impact of the Governor's vetoes.

Education/STAR(1)

                                  GENERAL FUND
                             EDUCATION/STAR SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Increase School Aid (State Fiscal Year)                  506        673        673
Reject STAR Plus Proposal                                 20         20          0
All Other Revisions                                       49         32         15
                                                     -------    -------    -------
GROSS ADDITIONS                                          575        725        688
Use 2004-05 VLTs to Finance School Aid Add              (240)         0          0
Vetoes                                                   (28)       (12)       (12)
                                                     -------    -------    -------
NET ADDITIONS                                            307        713        676

     Total gross additions in the legislative budget for education are projected at $575 million in 2004-05, including $506 million for school aid. The 2004-05 school year increase is $751 million. The Legislature did not enact proposed reforms for Building Aid and Flex Aid, and restored most proposed reductions including: Board of Continuing Education Services (BOCES); Teacher Support Aid
(TSA); other teacher-related programs; Library Aid; and Public Broadcasting.

     In CAMPAIGN FOR FISCAL EQUITY (CFE) V. STATE OF NEW YORK, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education (SBE). Although the Governor called the Legislature into special session on July 22, 2004 to enact legislation in response to the CFE decision, the Legislature failed to reach agreement on a remedy. As a result, the Court subsequently appointed a panel of three special masters who will submit a report by November 30, 2004 that summarizes their review and recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. For a discussion of this litigation, see the section entitled "Litigation - State Programs - School Aid" in this AIS.

     Projected revenues of $240 million from video lottery terminals (VLTs) directed by the Legislature to offset the school aid addition in 2004-05, as well as vetoes of $28 million, result in a net addition of $307 million. The outyear value of VLTs are reserved for compliance with the CFE court case. For a discussion of litigation affecting VLTs, see the section entitled "Litigation - State Finance Policies - Gaming" in this AIS.

----------
(1)  School Tax Relief.

HIGHER EDUCATION

                                  GENERAL FUND
                            HIGHER EDUCATION SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Reject TAP Restructuring Savings                         272        302        302
SUNY Operating Aid                                        35         50         50
CUNY Operating Aid                                        25         33         33
SUNY/CUNY Community College                               28         37         37
All Other Revisions                                       13         26         45
                                                     -------    -------    -------
GROSS ADDITIONS                                          373        448        467
Resources Made Available by TAP Rejection                (10)       (45)       (79)
Adjust Current TAP Roll at 70/30                         (60)         0          0
Bond Projects Financed on PAYGO Basis                    (95)         2          4
Vetoes                                                   (30)       (50)       (69)
                                                     -------    -------    -------
NET ADDITIONS                                            178        355        323

     The budget included $373 million in gross additions for higher education, including $272 million to reflect legislative rejection of the Tuition Assistance Program (TAP) program restructuring initiatives, operating aid increases of $35 million for the State University of New York (SUNY), and $25 million for the City University of New York (CUNY), and $28 million for SUNY and CUNY community colleges.

     The Legislature identified resources totaling $165 million to offset the gross additions in higher education, including $60 million in costs rolled into 2005-06 to maintain TAP program funding at 70 percent in the current fiscal year, and $95 million in bond financing for programs originally expected to be funded with pay-as-you-go resources. Together with $30 million in vetoes, the net additions are estimated to total $178 million.

MEDICAID/PUBLIC HEALTH

                                  GENERAL FUND
                         MEDICAID/PUBLIC HEALTH SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Rejects Hospital/Home Care Assessments                   198        217        217
Rejects Preferred Drug Program                            37        119        119
Partially Rejects Nursing Home Assessment                 36         43        258
Partially Rejects Pharmacy Cost Containment               37         52         52
Partially Rejects FHP Cost Containment                    28         37         37
Rejects Closing Long-Term Care Loopholes                  25         82         82
State Takeover of FHP Costs                               25        158        226
Rejects Streamlining of Benefit Packages                  32         35         35
Partially Rejects HCRA Cost Containment                   22         32         52
Public Health                                             12         70         92
All Other Medicaid                                        55        109        128
                                                     -------    -------    -------
GROSS ADDITIONS                                          507        954      1,299
Medicare Discount Cart                                   (18)       (19)         0
Vetoes                                                    (5)       (40)       (72)
                                                     -------    -------    -------
NET ADDITIONS                                            484        895      1,227

     The Legislature did not enact Executive Budget cost containment initiatives to create a Preferred Drug Program and to reform the Family Health Plus (FHP), Early Intervention, and Long Term Care programs. The budget maintained a nursing home assessment of 5 percent in 2004-05 (the Executive Budget proposed 6 percent) and 2005-06, with complete elimination in 2006-07, but denied the 0.7 percent assessment on hospitals and home care providers. Finally, the State will begin paying for 50 percent of the local costs of the FHP beginning in January 2005 growing to 100 percent in January 2006 (the Executive Budget proposed the takeover of Long Term Care costs). Total gross additions are offset by $18 million in savings for the Elderly Pharmaceutical Insurance Coverage (EPIC) Program related to the Medicare discount card and $5 million in vetoes, for a net addition of $484 million.

HOUSING/TRANSPORTATION/ENVIRONMENTAL CONSERVATION

                                  GENERAL FUND
            HOUSING/TRANSPORTATION/ENVIRONMENTAL CONSERVATION SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Housing Capital                                           57          0          0
Shift EPF Expenses to the General Fund                    14         25         25
Decrease DWI/DWAI Annual Surcharge                         9         32         54
Reject $15 Surcharge for Parking Tickets                   8          8          8
Restore 5 Percent Cuts in Agriculture Programs             7          7          7
Reject ATV Fee Increase                                    6          6          6
Add for Neighborhood Preservation Program                  5          5          5
Add for Rural Preservation Program                         2          2          2
All Other                                                  7          1          1
                                                     -------    -------    -------
GROSS ADDITIONS                                          115         86        108
Vetoes                                                   (75)       (13)       (13)
                                                     -------    -------    -------
NET ADDITIONS                                             40         73         95

     The Legislature added a total of $115 million including $57 million in capital spending financed with a portion of the $225 million available State of New York Mortgage Agency (SONYMA) balance (see "Available Resources" later in this AIS) and an additional $14 million transfer from the Environmental Protection Fund (EPF) to fund initiatives in the General Fund. Vetoes reduced the total additions by $75 million.

HUMAN SERVICES

                                  GENERAL FUND
                             HUMAN SERVICES SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Reject Welfare Reform Proposals                           50        104        107
Temp. Assistance for Needy Families                       22          0          0
Increase Foster Care Payments to NYC                      10         10         10
Reject Detention Block Grant                               7         11         11
All Other                                                 18          9          8
                                                     -------    -------    -------
GROSS ADDITIONS                                          107        134        136
Vetoes                                                   (48)       (21)       (21)
                                                     -------    -------    -------
NET ADDITIONS                                             59        113        115

     The Legislature rejected most of the Executive's welfare reform proposals, including a reduction in welfare grant levels, a step-down in the level of the Earned Income Disregard and imposition of "full family" sanctions. In addition, the Legislature added $10 million in General Fund spending to support the State's share of the total funding increase necessary to bring New York City foster care payments up to the full maximum State aid rate. In 2004-05, gross additions are projected at $107 million offset by $48 million in vetoes.

CRIMINAL JUSTICE

                                  GENERAL FUND
                            CRIMINAL JUSTICE SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Denial of Handgun Fees                                    31         11         11
Denial of the Work Zone Speed Enforcement                 15         33         33
Increase Correction Officer Staffing Ratio                 7         27         27
Add Funding for Correctional Facilities                    6         11         11
Add Funding for Fulton Work Release Program                6          6          6
Restore Funding for Westchester Policing Program           3          3          3
All Other                                                  8          7          7
                                                     -------    -------    -------
GROSS ADDITIONS                                           76         98         98
Vetoes                                                   (24)       (49)       (49)
                                                     -------    -------    -------
NET ADDITIONS                                             52         49         49

     The Legislature added $76 million by denying proposed Executive fee increases ($31 million for handgun fees and $15 million for speed enforcement fines in transportation work zones), rejecting the closure of three correctional facilities, and increasing correction officer staffing ratios. Total gross additions were reduced by $24 million in vetoes for a net addition of $52 million.

GENERAL GOVERNMENT/ECONOMIC DEVELOPMENT

                                  GENERAL FUND
                 GENERAL GOVERNMENT/ECONOMIC DEVELOPMENT SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Various Economic Development Adds                         12         13         13
Accelerate PILOT Payments                                  7          7          0
New Add for Capital Improvements                           3          3          0
All Other Revisions                                        5          4          4
                                                     -------    -------
GROSS ADDITIONS                                           27         27         17
Vetoes                                                   (16)       (17)       (14)
                                                     -------    -------    -------
NET ADDITIONS                                             11         10          3

     The Legislature added $27 million in 2004-05. These additions include $12 million for economic development, including grants for local tourism and high-technology programs, and $7 million to accelerate payments otherwise due in future years to the city of Albany under the Payment in Lieu of Taxes (PILOT) program. These additions were lowered by $16 million in vetoes.

MENTAL HYGIENE

                                  GENERAL FUND
                             MENTAL HYGIENE SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Restore OMH/OASAS Local Service Cuts                       7          7          7
Senate Priority Program Adds                               2          2          2
All Other                                                  1          1          1
                                                     -------    -------    -------
GROSS ADDITIONS                                           10         10         10
Vetoes                                                    (9)        (9)        (9)
                                                     -------    -------    -------
NET ADDITIONS                                              1          1          1

     The Legislature added $10 million to partially restore recommended cuts in the Office of Mental Health (OMH) and the Office of Alcoholism and Substance Abuse Services (OASAS) and to fund program adds in all of the Mental Hygiene agencies. The additions were offset by $9 million in vetoes.

TAX/REVENUE RESTORATIONS

                                  GENERAL FUND
                        TAX/REVENUE RESTORATIONS SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
REJECTED/MODIFIED REVENUE ACTIONS                        (29)       (21)        43
                                                     -------    -------    -------
Eliminate Restrictions of Quick Draw                     (43)       (68)       (68)
Direct Wine Shipments                                     (2)        (3)        (3)
Empire Zones                                               0        (25)       (25)
Single Sales Factor for Manufacturers                      0          8         16
Biotechnology Investment Credit                            5         10         10
STAR Inflation Adjustment                                 11         57        113

NEW TAX CUTS                                             (31)       (77)       (83)
                                                     -------    -------    -------
Long-Term Care Credit                                    (18)       (20)       (20)
Film Production Credit                                   (12)       (25)       (25)
Brownfields Expansion - Income/Corporate                   0        (30)       (30)
All Other Sales Tax                                       (1)        (2)        (2)
New CAPCO Allocation                                       0          0         (6)
                                                     -------    -------    -------
NET ADDITIONS                                            (60)       (98)       (40)

     The Legislature did not approve several revenue actions proposed in the Executive Budget. The revenue lost by not enacting these proposals is projected to total $29 million in 2004-05. In addition, the Legislature added several tax reduction proposals not included in the Executive Budget that are expected to reduce revenues by $31 million in 2004-05.

MEMBER ITEMS

     The Legislature added a $200 million lump sum for "member items." It is expected that this addition will result in costs of $100 million in 2004-05 and $100 million in 2005-06.

GENERAL FUND -- NEW COSTS SINCE THE EXECUTIVE BUDGET

     The 2004-05 Financial Plan reflects several new costs incurred since the Executive Budget was proposed by the Governor. These total $280 million in 2004-05, $650 million in 2005-06, and $823 million in 2006-07.

             GENERAL FUND NEW COSTS -- CHANGE FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                         2004-05    2005-06    2006-07
                                                         -------    -------    -------
Collective Bargaining Settlements (Statewide Pattern)        274        473        621
SUNY Capital Costs                                            21          0          0
Changes to Pension Reform                                    (15)       177        202
LGAC/STARC Payment to New York City                          170          0          0
City Offset for LGAC/STARC                                  (170)         0          0

TOTAL GENERAL FUND NEW COSTS                                 280        650        823

     COLLECTIVE BARGAINING: Since the start of the fiscal year, the State has reached labor settlements with many of the major employee unions, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, as well as the State's Management-Confidential employees. DOB projects that if, as expected, the State settles all the remaining contracts following the pattern set by these unions, it will result in $274 million in costs in 2004-05, growing to $473 million in 2005-06 and $621 million in 2006-07.

     PENSIONS: Pension legislation enacted in July 2004 provides current year savings of $15 million above the Executive proposal, but is projected to cost $177 million in 2005-06, growing to $202 million in 2006-07. The legislation authorizes State and local governments to amortize 2004-05 pension costs above 7 percent of salary expenditures over a period of ten years at a market rate to be established by the State Comptroller. The first annual payment is due in 2005-06. In addition, the legislation extends the amortization option to local governments for costs above 9.5 percent in 2005-06 and 10.5 percent in 2006-07. In contrast, the Executive Budget proposed reforms would have produced recurring savings.

     LGAC(2)/STARC(3): The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having STARC issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.1 billion. The Legislature provided an appropriation to make a payment to the City of $170 million in 2004-05 (that would result, subject to annual appropriations, in $5.3 billion of payments to the City rather than the previous legislative agreement of $5.1 billion). However, it is expected that the City will provide $170 million to the State in 2004-05 to ensure that the State's Financial Plan does not incur unplanned costs.

----------
(2)  Local Government Assistance Corporation.
(3)  State Tax Asset Receivable Corporation.

GENERAL FUND -- AVAILABLE RESOURCES ABOVE THE EXECUTIVE BUDGET

     General Fund available resources above the level projected in the Executive Budget are estimated to total $1.1 billion in 2004-05 and $11 million in 2006-07, and to drive additional costs of $230 million in 2005-06. These available resources are summarized below. See the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS for a discussion of the receipts forecast.

        GENERAL FUND AVAILABLE RESOURCES -- CHANGE FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Revenue Consensus Forecast                               325        350        375
Spending Reductions/Reestimates/Other                    225         38         39
Housing SONYMA Balances                                  225       (225)         0
Empire Conversions                                       200          0          0
Alteration of Clothing Sales Tax Exemption                83       (429)      (451)
2003-04 Surplus Above Executive Budget Projection         47          0          0
Fund Balances                                             25          0          0
Abandoned Property Resources                              20         21         21
Seven Day Sales at Liquor Stores                           1          2          2
Internet Affiliate/Procurement                             0         13         25
Native American Regulations                              (13)         0          0

TOTAL GENERAL FUND AVAILABLE RESOURCES                 1,138       (230)        11

     REVENUE CONSENSUS: The current DOB forecast of $325 million in additional available resources is based on the mid-point of the consensus revenue forecast agreed to with the Legislature in March 2004 ($150 million to $500 million). DOB believes that current economic conditions and actual collections experience support this estimate. While the forecast has upside potential given receipt collections through August in certain components of revenue, the recent slowdown in employment growth and consumer spending and large increases in energy prices, combined with recent declines in equity market valuations, represent risks to the current year forecast.

     SPENDING REDUCTIONS/REESTIMATES/OTHER: This category consists of legislative spending cuts in various programs and agencies, and lower projected spending based on actual results through August 2004.

     HOUSING SONYMA BALANCES: The Enacted Budget accelerates into 2004-05 the use of a one-time fund balance of $225 million from SONYMA originally planned to reduce the 2005-06 budget gap.

     EMPIRE CONVERSIONS: The Financial Plan assumes that the conversion of Empire Blue Cross and Blue Shield to a for-profit corporation will produce $1.2 billion in receipts in State Fiscal Year 2004-05, $200 million above the level forecast in the Executive Budget. The Executive Budget proposed language authorizing additional insurance conversions intended to assure the receipt of the assumed Empire conversion proceeds. The Legislative Budget Agreement did not include that language which could jeopardize receipt of these proceeds.

     ALTERATION OF CLOTHING SALES TAX EXEMPTION: The Legislature did not enact the Executive proposal to permanently substitute four "sales-tax-free" weeks (for items less than $500) for the current clothing exemption for items under $110. Instead, the Legislature passed the reform for 2004-05 only. The outyear cost of the Legislature's action would exceed $400 million annually if the reform is not extended.

     NATIVE AMERICAN REGULATIONS: The Department of Taxation and Finance estimated additional collections of $60 million in All Funds receipts if the Executive Budget proposal for parity agreements was enacted. That legislation was replaced by the Legislature with an action that implements proposed Tax Department regulations by January 1, 2005. This action is expected to lead to a General Fund loss of $13 million in 2004-05.

GENERAL FUND -- NONRECURRING RESOURCES

     The Executive Budget recommended a total of $1.5 billion in nonrecurring actions which were detailed in the Executive Budget Financial Plan. The Legislature accepted these actions and added roughly $550 million in additional nonrecurring resources to fund a portion of its additions. The additional nonrecurring resources are comprised of surplus reserves from the Housing Finance Agency (HFA) originally planned to lower the projected 2005-06 gap ($225 million), additional Empire conversion proceeds ($200 million), additional bonding of capital spending, sweeps of available fund balances, and 2003-04 surplus amounts above the Executive Budget projection.

                         2004-05 NONRECURRING RESOURCES
                              (MILLIONS OF DOLLARS)

             REVENUES:                                         1,182
               2003-04 Surplus                                   308
               SONYMA Balances                                   225
               Tobacco Securitization                            182
               LGAC Payment from NYC                             170
               PASNY                                             100
               Fund Sweeps                                        97
               Reverse Meyers Tax Decision                        50
               Bond Issuance Charges                              50
             SPENDING:                                           883
               Bonding of Capital Spending                       378
               Empire Conversion                                 200
               Delay Medicaid Cycle                              190
               Federal Welfare Funds                             115
             TOTAL NONRECURRING RESOURCES                      2,065

VETOES

     The Governor vetoed 105 separate legislative additions, generating General Fund savings of roughly $700 million over three years. In addition, the Governor vetoed $1.6 billion in additional bond-financed capital spending, to avoid roughly $2.5 billion of long-term debt service costs.

FISCAL MANAGEMENT PLAN

     In order to assure budget balance in the current fiscal year and to begin to address the 2005-06 and 2006-07 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by October when DOB issues the Mid-Year Update to the 2004-05 Financial Plan. Elements of the plan are expected to include:

     - Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities;
     - Updating agency management plans to eliminate, consolidate, and streamline governmental services;
     -    Maximizing Federal aid; and

     - Developing cost containment proposals that can be presented for legislative action later this year.

     In addition, DOB will continue to review actual results against plan.

ALL GOVERNMENTAL FUNDS SUMMARY

SUMMARY OF RECEIPTS GROWTH

     Total receipts in 2004-05 are projected to be $42.7 billion in the General Fund, $63.2 billion in State Funds, and $100.1 billion in All Governmental Funds, an annual increase of $328 million (.8 percent), $1.0 billion (1.6 percent) and $1.1 billion (1.1 percent) respectively.

                        SUMMARY OF ANNUAL RECEIPTS GROWTH
                              (MILLIONS OF DOLLARS)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2003-04 ACTUALS                                             42,327       62,170       98,989

2004-05 EXECUTIVE BUDGET                                    41,846       63,142       99,521

Available Resources                                            689          774          774
New Costs/Reestimates                                          121         (714)        (128)
Vetoes                                                          (1)         (49)         (49)
                                                          --------     --------     --------
NET CHANGE FROM EXECUTIVE BUDGET                               809           11          597

2004-05 ENACTED BUDGET                                      42,655       63,153      100,118

ANNUAL CHANGE FROM 2003-04
-- DOLLAR CHANGE                                               328          983        1,129
-- PERCENT CHANGE                                              0.8%         1.6%         1.1%

ANNUAL CHANGE ADJUSTED FOR $1.9B IN TOBACCO PROCEEDS
RECEIVED IN 2003-04
-- DOLLAR CHANGE                                             2,228        2,883        3,029
-- PERCENT CHANGE                                              5.5%         4.8%         3.1%

NOTE: ANNUAL GROWTH IS AFFECTED BY THE RECEIPT OF $1.9 BILLION IN TOBACCO BOND PROCEEDS IN 2003-04. THE NONRECURRING INCREASE IN RECEIPTS ARTIFICIALLY INFLATES THE 2003-04 REVENUE BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL REVENUE CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF TOBACCO PROCEEDS) AND UNADJUSTED BASIS.

     Receipts in the 2004-05 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $809 million in the General Fund, $11 million in State Funds, and $597 million in All Funds. The major components of these receipt changes are summarized in the following table and in the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS.

                           SUMMARY OF RECEIPTS CHANGES
                              (MILLIONS OF DOLLARS)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2004-05 EXECUTIVE BUDGET                                    41,846       63,142       99,521

Revenue Consensus Forecast                                     325          325          325
Housing SONYMA Balances                                        225          225          225
City Offset for LGAC/STARC                                     170          170          170
Alteration of Clothing Sales Tax Exemption                      83           83           83
Fund Balances                                                   25            0            0
Abandoned Property Resources                                    20           20           20
2003-04 Surplus Above Executive Budget Projection               21           21           21
Native American Regulations                                    (13)         (13)         (13)
Tax/Revenue Restorations                                       (60)         (60)         (60)
Health Care Provider Assessments                                 0         (264)        (264)
All Other                                                       13         (496)          90

2004-05 ENACTED BUDGET                                      42,655       63,153      100,118
--------------------------------------------------------------------------------------------
CHANGE FROM EXECUTIVE BUDGET                                   809           11          597

     The largest areas of All Governmental Funds receipt growth since the Executive Budget include the revised revenue consensus forecast ($325 million), the SONYMA balance ($225 million), and the expected New York City one-time payment to the State as part of the LGAC/STARC transaction ($170 million). For a more detailed discussion of these changes, see "General Fund Available Resources" and "New Costs" earlier in this AIS.

     Total State Funds and All Governmental Funds receipts are offset by the Legislature's rejection of certain health care provider assessments ($264 million) and various reestimates in the Capital Projects and Special Revenue fund types based upon prior-year actual results and year-to-date experience.

SUMMARY OF DISBURSEMENT GROWTH

     DOB projects General Fund disbursements will total $43.0 billion in 2004-05, an increase of $974 million (2.3 percent) over 2003-04 actual results. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.2 billion in 2004-05, an increase of $3.0 billion (4.8 percent) and $3.9 billion (4.0 percent) over the prior year. When adjusted for $1.9 billion of payment deferrals which artificially increased 2003-04 spending levels, the annual spending increases are 7.2 percent, 8.2 percent and 6.1 percent, respectively, for the General Fund, State Funds, and All Funds.

     The spending estimates in this AIS reflect savings from the Governor's vetoes as well as a $90 million reduction in the level of projected spending for legislative member items in 2004-05, based on actual experience to date.

                      SUMMARY OF ANNUAL DISBURSEMENT GROWTH
                              (MILLIONS OF DOLLARS)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2003-04 ACTUALS                                             42,065       61,332       97,326

2004-05 EXECUTIVE BUDGET                                    41,896       63,503       99,811

Net Spending Additions                                       1,417        1,548        1,928
New Costs/Reestimates                                          (38)        (472)        (227)
Vetoes                                                        (236)        (286)        (305)
                                                          --------     --------     --------
NET CHANGE FROM EXECUTIVE BUDGET                             1,143          790        1,396

2004-05 ENACTED BUDGET                                      43,039       64,293      101,207

ANNUAL CHANGE FROM 2003-04
-- DOLLAR CHANGE                                               974        2,961        3,881
-- PERCENT CHANGE                                              2.3%         4.8%         4.0%

ANNUAL CHANGE ADJUSTED FOR $1.9B IN PAYMENT
DEFERRALS PAID IN 2003-04
-- DOLLAR CHANGE                                             2,874        4,861        5,781
-- PERCENT CHANGE                                              7.2%         8.2%         6.1%

NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

     Estimated disbursements in the 2004-05 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.1 billion in the General Fund, $790 million in State Funds and $1.4 billion in All Funds. The major components of these disbursement changes are summarized in the following table, and are explained in more detail below and in the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS.

                        SUMMARY OF DISBURSEMENTS CHANGES
                              (MILLIONS OF DOLLARS)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2004-05 EXECUTIVE BUDGET                                    41,896       63,503       99,811

Medicaid                                                       200          154          583
School Aid/STAR                                                309          561          671
All Other Education                                             73           81          171
Higher Education                                               272          224          224
Collective Bargaining Settlements (Statewide Pattern)          274          359          417
LGAC/STARC Payment to New York City                           1670          170          170
All Other                                                     (155)        (759)        (840)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2004-05 ENACTED BUDGET                                      43,039       64,293      101,207
--------------------------------------------------------------------------------------------
CHANGE FROM EXECUTIVE BUDGET                                 1,143          790        1,396

     The largest areas of All Governmental Funds disbursement changes since the Executive Budget (excluding Federal education reclassification) are in the areas of Medicaid ($583 million), school aid/STAR ($671 million), all other education programs ($171 million), and higher education ($224 million). The changes in these major programs, which represent most of the spending additions to the 2004-05 Executive Budget, are described in more detail below.

     Collective bargaining settlements and the LGAC/STARC payment to New York City are the other significant factors in the growth in spending above the Executive Budget forecast. The increases in spending are partially offset by legislative spending reductions and reestimates in projected spending for capital projects and Federal programs based upon prior-year actual results and year-to-date experience.

MEDICAID

             DOH MEDICAID - SOURCES OF CHANGES FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                 OTHER
                                                 STATE
                                    GENERAL    SUPPORTED     STATE     FEDERAL     ALL
                                      FUND       FUNDS       FUNDS      FUNDS     FUNDS
----------------------------------------------------------------------------------------
2004-05 EXECUTIVE BUDGET              6,325        2,987      9,312     19,406    28,718
  Provider Assessments                  234         (264)       (30)         0       (30)
  Pharmacy Cost Containment              74            0         74        148       222
  Additional Support by HCRA             68           28         96         83       179
  State Takeover of Local Costs          25            0         25          0        25
  All Other Adds                         93            0         93        147       240
  Additional Resources                 (218)         218          0          0         0
  All Other Changes                     (76)         (28)      (104)        51       (53)
2004-05 ENACTED BUDGET                6,525        2,941      9,466     19,835    29,301
  CHANGE FROM EXECUTIVE BUDGET          200          (46)       154        429       583

     New York's Medicaid program is financed jointly by the Federal government, the State, and local governments (including New York City). The Federal Government matching rate on eligible Medicaid expenditures is 50 percent, the lowest matching rate possible. Total Medicaid financing (including administrative costs) from all sources is projected to reach $44.5 billion in 2004-05, consisting of $22.9 billion in Federal support, $14.2 billion in State funding, and $7.1 billion in local government financing. The Financial Plan does not include the local government share of Medicaid funding, but does include the entire Federal share of the program. Total State Medicaid spending of $14.2 billion consists of Department of Health (DOH) State Funds of $9.5 billion, as well as $4.7 billion in spending by other State agencies and administrative costs.

     Compared to the Executive Budget projections for 2004-05, DOH Medicaid spending has increased by $200 million in the General Fund, $154 million in State Funds, and $583 million in All Governmental Funds.

     The Legislature did not accept some of the cost savings measures proposed by the Executive, adding spending above 2003-04 levels of $494 million to the General Fund, $258 million in State Funds and $636 million in All Funds. The spending increases are expected to be partially financed in the General Fund by $200 million in additional Empire conversion proceeds and an estimated $18 million from the implementation of auto-enrollment into the Medicare Transitional Drug Discount Card Program. The additional spending comprises:

     PROVIDER ASSESSMENTS: The Legislature rejected the Executive Budget proposals to restore a 0.7 percent assessment on hospital and home care revenues, and to restore the nursing home reimbursable assessment to 6.0 percent of revenues to finance a portion of State Medicaid spending. Instead, the nursing home assessment will continue at 5.0 percent in 2004-05 and 2005-06 and be completely phased out in 2006-07. As a result, spending is increased by $234 million in the General Fund and reduced by $264 million in the Provider Assessment Special Revenue Fund, which is supported by the assessment revenues.

     PHARMACY COST CONTAINMENT: Several proposals intended to control the rising costs of prescription drugs and reduce spending growth were restored by the Legislature at an estimated cost of $74 million to the General Fund and $148 million to Federal Funds. The proposals included a Preferred Drug Program, requiring prior authorization for certain high-cost drugs; reducing the reimbursement rate to pharmacies; and increasing pharmacy co-payments for Medicaid recipients.

     ADDITIONAL SUPPORT BY THE HEALTH CARE REFORM ACT (HCRA): The denial of cost containment initiatives in various programs supported by HCRA, including the FHP and Child Health Plus (CHP) programs, that would have reduced General Fund and HCRA costs, is projected to add spending of $68 million to the General Fund, $28 million in the HCRA Transfer Special Revenue Fund, and $83 million in Federal Funds.

     STATE TAKEOVER: The Legislature did not accept the proposed multi-year State takeover of local government Medicaid costs of long-term care services. Instead it required the State to take over 50 percent of local government FHP costs beginning in January 2005, growing to 100 percent of the local government share in January 2006. As a result, 2004-05 General Fund spending is increased by $25 million above the Executive Budget plan and provides a total local benefit of $49 million in 2004-05 growing to $291 million in 2005-06.

     ALL OTHER ADDS: Other rejected Executive cost containment and savings initiatives increase Medicaid costs by $93 million in the General Fund and $147 million in Federal Funds. These items include the elimination of various optional services provided to Medicaid recipients, closing long-term care eligibility loopholes, nursing home cost containment initiatives including the elimination of payment "add-ons" for facilities with more than 300 beds and hospital-based facilities, and various other cost containment initiatives.

SCHOOL AID/STAR

           SCHOOL AID/STAR - SOURCES OF CHANGES FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                          OTHER
                                                          STATE
                                             GENERAL    SUPPORTED     STATE     FEDERAL    ALL
                                               FUND       FUNDS       FUNDS      FUNDS    FUNDS
------------------------------------------------------------------------------------------------
2004-05 EXECUTIVE BUDGET                      12,350        5,018     17,548         0    17,548
  School Aid Increase                            506            0        506         0       506
  VLT Revenues                                  (240)         240          0         0         0
  Quick Draw Restriction                          43          (43)         0         0         0
  RESCUE                                           0           35         35         0        35
  Reject STAR Plus Proposal                        0           20         20         0        20
  Federal Education Aid Reclassification           0            0          0     1,175     1,175
  Federal Education Aid Reestimate                 0            0          0       110       110
2004-05 ENACTED BUDGET                        12,839        5,270     18,109     1,285    19,394
  CHANGE FROM EXECUTIVE BUDGET                   309          252        561     1,285     1,846

     In the General Fund, school aid spending increased by $309 million above the level projected in the 2004-05 Executive Budget. Spending from State Funds grew by $561 million, primarily reflecting the use of VLT revenues to finance a portion of the 2004-05 school aid increase. In addition to the State Funds increase, Federal Funds increased by $1.3 billion primarily due to the reclassification of certain federally supported education programs (Title 1, teacher quality, and other reading programs) from other education to school aid. These changes are described below:

     SCHOOL AID INCREASE: The Legislature added $506 million on a fiscal year basis to the General Fund, producing a 2004-05 school year increase of $751 million over the prior year.

     VLT REVENUE: The Executive Budget set aside $240 million in VLT revenues to support SBE requirements. The Enacted Budget redirects the VLT revenues in 2004-05 to partially finance the General Fund school aid increase. For litigation affecting VLTs, see the section entitled "Litigation - State Finance Policies - Gaming" in this AIS.

     QUICK DRAW RESTRICTIONS: The Legislature rejected the Executive Budget proposal to eliminate restrictions on the Quick Draw program. As a result, spending is projected to increase by $43 million in the General Fund and decline by an equal amount in the Lottery Special Revenue Fund.

     RESCUE: Due to delayed school district claiming, school district claims for payment under the Rebuilding Schools to Uphold Education (RESCUE) program that were originally budgeted in 2003-04 are now expected to be paid in 2004-05, resulting in an increase of $35 million above the Executive Budget spending estimates.

     STAR PLUS PROPOSAL: The Legislature rejected an inflationary adjustment to the STAR benefit for residents of school districts that complied with a proposed cap on spending growth (the cap was rejected, as well) adding $20 million to the Executive Budget estimate.

     FEDERAL EDUCATION AID: The increase of $1.3 billion in Federal Aid reflects the reclassifications of certain programs from all other education to school aid, as well as reestimates since the Executive Budget projections in Federal aid of approximately $110 million based upon prior year results for various grants to local education agencies.

ALL OTHER EDUCATION AID

         OTHER EDUCATION AID - SOURCES OF CHANGES FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                          OTHER
                                                          STATE
                                             GENERAL    SUPPORTED     STATE     FEDERAL    ALL
                                               FUND       FUNDS       FUNDS      FUNDS    FUNDS
------------------------------------------------------------------------------------------------
2004-05 EXECUTIVE BUDGET                       1,412           73      1,485     2,820     4,305
  Federal Education Aid Reclassification           0            0          0    (1,175)   (1,175)
  Federal Education Aid Reestimate                 0            0          0        90        90
  All Other Revisions                             73            8         81         0        81
2004-05 ENACTED BUDGET                         1,485           81      1,566     1,735     3,301
  CHANGE FROM EXECUTIVE BUDGET                    73            8         81    (1,085)   (1,004)

     State Funds education aid (other than general support to public schools) is projected to increase by $81 million over the 2004-05 Executive Budget recommendation. In addition to the State Funds increase, All Governmental Funds decreased by $1.0 billion primarily due to the reclassification of certain federally supported education programs (Title 1, teacher quality, and other reading programs) from all other education aid to school aid. The major changes include:

     FEDERAL EDUCATION AID: The decrease of $1.1 billion in Federal Funds reflects the reclassification of $1.2 billion offset by an upward reestimate of $90 million based upon 2003-04 actual results. The higher Federal estimate reflects additional funding from various education grants.

     ALL OTHER REVISIONS: Includes the restoration of library aid, Bundy aid, as well as reestimates related to the closeout of the 2003-04 fiscal year.

HIGHER EDUCATION

           HIGHER EDUCATION - SOURCES OF CHANGES FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                          OTHER
                                                          STATE
                                             GENERAL    SUPPORTED     STATE     FEDERAL    ALL
                                               FUND       FUNDS       FUNDS      FUNDS    FUNDS
------------------------------------------------------------------------------------------------
2004-05 EXECUTIVE BUDGET                       2,673        3,705      6,378       182     6,560
  Reject TAP Restructuring Savings               272            0        272         0       272
  Current TAP Roll                               (60)           0        (60)        0       (60)
  SUNY Operating Aid Add                          35            0         35         0        35
  CUNY Operating Aid Add                          25            0         25         0        25
  SUNY/CUNY CC Adds                                8            0          8         0         8
  All Other Revisions                             (8)         (48)       (56)        0       (56)
2004-05 ENACTED BUDGET                         2,945        3,657      6,602       182     6,784
  CHANGE FROM EXECUTIVE BUDGET                   272          (48)       224         0       224

     Spending is projected to increase from the Executive Budget level by $224 million, reflecting $272 million in the General Fund partially offset by a decrease of $48 million in other State-supported funds. The major components of higher education spending changes include:

     REJECT TAP RESTRUCTURING: The Executive Budget proposed reforms in TAP which would defer one-third of each student's award until graduation as an incentive for timely degree completion. The Legislature rejected those reforms, and as a result, spending increased by $272 million from the Executive Budget projections.

     CURRENT TAP ROLL: $60 million in additional costs associated with the restoration of the TAP program will occur in 2005-06 to maintain program funding at 70 percent in the current fiscal year.

     SUNY/CUNY OPERATING AID ADDS: The Legislature added operating aid of $35 million for SUNY and $25 million for CUNY.

     SUNY/CUNY COMMUNITY COLLEGE ADDS: The Legislature added $8 million for SUNY and CUNY community colleges for a $50 per full-time student base aid increase.

GENERAL FUND OUTYEAR PROJECTIONS

     At the beginning of the 2004-05 budget cycle, the State faced potential General Fund budget gaps of $6.7 billion in 2005-06 and $7.8 billion in 2006-07. The recurring savings proposed in the 2004-05 Executive Budget recommendations reduced the gaps to $2.9 billion and $4.4 billion, respectively.

     Compared to Executive Budget projections, the General Fund budget gaps for the 2005-06 and 2006-07 fiscal years have increased, and now are estimated at roughly $5 billion to $6 billion in 2005-06 and roughly $7 billion in 2006-07. The gaps are roughly $1 billion below the original baselevel projections.

                       PROJECTED GENERAL FUND OUTYEAR GAPS
                              (MILLIONS OF DOLLARS)

                                                                 2005-06    2006-07
                                                                 -------    -------
2004-05 BASELEVEL BUDGET                                          (6,727)    (7,805)

  Proposed Executive Budget Actions                                3,875      3,451

2004-05 EXECUTIVE BUDGET                                          (2,852)    (4,354)

  Net Additions                                                   (2,618)    (2,788)
  New Costs                                                         (650)      (823)
  Available Resources                                               (230)        11

2004-05 LEGISLATIVE BUDGET AGREEMENT                              (6,350)    (7,954)

  Vetoes                                                             211        259
  Fiscal Management Plan/Revenue Forecast                            450        450

2004-05 ENACTED BUDGET -- REMAINING GAPS                          (5,689)    (7,245)
-----------------------------------------------------------------------------------
2006-07 GAP IF 2005-06 GAP IS CLOSED WITH RECURRING ACTIONS                  (1,556)

     The current budget gap estimates reflect the Legislature's revisions to the budget, new costs, the value of gubernatorial vetoes, and expected savings resulting from a Fiscal Management Plan that will be implemented in 2004-05. If the 2005-06 budget gap were closed entirely with recurring actions, the 2006-07 gap would be reduced to $1.6 billion.

     It should be noted that the current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

SOURCES OF PROJECTED GENERAL FUND OUTYEAR GAPS

     The projected General Fund gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, as well as the loss of nonrecurring resources used to help balance the budget in 2004-05.

                          SOURCES OF 2005-06 BUDGET GAP
                              (BILLIONS OF DOLLARS)

                                                                2005-06
                                                                -------
        Revenue Growth                                              2.2
        Loss of Nonrecurring Actions                               (2.1)
        PIT/Sales Tax Temporary Surcharge Phase-out                (0.6)
        Clothing Exemption                                         (0.4)
        All Other Revenue Changes                                  (0.9)
        Medicaid                                                   (1.6)
        School Aid                                                 (0.6)
        Pension Costs                                              (0.4)
        All Other Spending Growth                                  (1.3)
        ---------------------------------------------------------------
        2005-06 PROJECTED BUDGET GAP                               (5.7)

     The major sources of the 2005-06 budget gap are described in more detail below.

OUTYEAR RECEIPTS

                      SOURCES OF ANNUAL INCREASE/(DECREASE)
                              IN PROJECTED RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                                2005-06
                                                                -------
        TOTAL RECEIPTS CHANGE                                      (912)
        Revenue Growth                                            2,230
        Loss of Nonrecurring Revenues                            (1,182)
        PIT/Sales Tax Temporary Surcharge Phase-out                (621)
        Clothing Exemption                                         (429)
        Final Use of Tobacco Proceeds                              (400)
        Revenue Bond Tax Fund                                      (174)
        STAR Fund Transfer                                         (159)
        Additional Tax Cuts                                         (49)
        All Other                                                  (128)

     Receipts in 2005-06 are projected to decrease by $912 million from the current year. Underlying revenue growth of $2.2 billion (4.8 percent) in 2004-05 revenue growth is offset by decreases attributable to the loss of several one-time revenues ($308 million from the 2003-04 surplus; $225 million from SONYMA; $182 million in tobacco settlement payments; $170 million from the City of New York related to the LGAC/STARC transaction; $100 million from the Port Authority of New York and New Jersey; $97 million from fund sweeps; $50 million from the legislation to reverse the effect of the "Meyers" decision to eliminate delays in collecting tax payments and $50 million from the continuation of bond issuance changes). In addition, revenues decline due to the phase-out of the personal income tax (PIT) surcharge and a one-quarter percent increase in sales tax ($621 million), the change in the clothing exemption ($429 million), the final use of the tobacco securitization proceeds ($400 million) and transfers for the Revenue Bond Tax Fund (RBTF) for increasing debt service costs and STAR for local property tax relief ($333 million).

OUTYEAR DISBURSEMENTS

                      SOURCES OF ANNUAL INCREASE/(DECREASE)
                           IN PROJECTED DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                2005-06
                                                                -------
        TOTAL DISBURSEMENTS CHANGE                                4,893

        LOSS OF NONRECURRING ACTIONS
         Bonding of Capital Spending                                378
         Empire Conversion Proceeds                                 200
         Delay of Medicaid Cycle                                    190
         Use of Federal Welfare Funds                               115
        SPENDING GROWTH
         Medicaid                                                 1,648
         School Aid                                                 646
         Social Services                                            381
         Higher Education                                           163
         Pension Costs                                              429
         Employee Health Insurance                                  335
         All Other                                                  408

     Spending is projected to increase by $4.8 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings, and growth in Medicaid, school aid, social services, higher education, mental hygiene, and employee benefits. The assumptions behind the current projections are summarized below.

     The use of nonrecurring actions in 2004-05 is expected to add roughly $883 million in costs in 2005-06, as resources to lower spending are no longer available. The major components include bonding of capital spending ($378 million), the use of additional Empire Conversion proceeds ($200 million), delayed Medicaid cycle payments ($190 million), and availability of Federal Welfare Funds ($115 million).

     Growth in Medicaid of $1.6 billion in 2005-06 is attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for a projected increase of nearly half of the overall growth. This estimate is based on current experience in the State's Medicaid program and the Congressional Budget Office's national projections. In addition to this growth, the expiration of a temporary 2.95 percent Federal share increase will result in $220 million in higher State share spending in 2005-06. The remaining growth includes $242 million ($49 million in 2004-05 growing to $291 million in 2005-06 and $468 million in 2006-07) to finance the continued phase-in of the State takeover of local government FHP costs, and various other changes including the planned repayment of a 2002-03 loan from HCRA and the discontinuation of certain county shares adjustments.

     The school aid projections assume growth in expense-based programs and other selected aid categories. On a State fiscal year basis, school aid spending is projected to grow by $646 million in 2005-06. The school year basis growth is estimated at roughly $350 million in 2005-06 and $250 million in 2006-07, however these increases do not reflect additional spending for CFE as the Legislature did not address this issue in the 2004-05 Enacted Budget.

     Social services spending is projected to increase by $381 million in 2005-06 primarily due to projected increases in both the family assistance caseload (4.7 percent) and single adult/childless couples caseload (10 percent), as well as growth in expenditures per person (3 percent).

     Spending for higher education programs in 2005-06 ($163 million) is largely attributable to projected growth in CUNY and SUNY operating costs.

     State pension costs are anticipated to grow $429 million in 2005-06, due to prior year pension fund investment losses that have significantly increased the employer contribution rate to the New York State and Local Retirement Systems and the impact of amortizing a portion of the 2004-05 pension bill. The projections reflect employer costs of roughly 10.5 percent of payroll in 2005-06 and 12.5 percent in 2006-07. Rising employee health care costs of $335 million in 2005-06 assume 15 percent annual premium increases.

     All other spending growth is comprised of inflationary spending increases across numerous local assistance programs, cost of collective bargaining agreements with many of the State's employee unions and the anticipated settlements with the remaining unions ($199 million in 2005-06) and normal salary step increases and non-personal service increases (roughly $125 million).

CASH FLOW

     In 2004-05, while certain daily cash balances have been low, General Fund month-end balances have been strong. Accordingly, DOB projects positive quarterly balances of $2.2 billion in September, $1.3 billion by the end of December 2004, and $1.1 billion at the end of March 2005 (including Fiscal Management Plan savings). The lowest projected month-end cash flow balance is $1.0 billion in November 2004. See the tables later in this AIS for monthly cash flow projections.

     The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which comprises of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.

     OSC is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month that must be repaid by month end. This authorization was utilized in May 2004 to support intra-month cash flow needs; however, as required under the legislation, the General Fund ended May 2004 with a positive cash balance of $1.2 billion.

GAAP FINANCIAL PLANS

     DOB also prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP operating results for 2003-04 and the projections for 2004-05 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year, and reflect the impact of Governmental Accounting Standards Board (GASB) Statement 34. GASB 34 has significantly changed the presentation of GAAP financial information for state and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. Based on the new GASB 34 presentation, the State had a net positive asset condition on March 31, 2004 of $39.1 billion, a decrease of $3.3 billion from the prior year.

     In the General Fund, the State ended the 2003-04 fiscal year with an operating surplus of $3.0 billion. This operating result is attributable primarily to a GAAP benefit received from financing $1.9 billion of 2002-03 payment deferrals in 2003-04, from $400 million of tobacco proceeds received in 2003-04 but which were reserved for 2004-05 budget balance, and the 2003-04 General Fund operating surplus of $308 million. As a result, the 2002-03 accumulated deficit of $3.3 billion was reduced in 2003-04 to $281 million.

     The General Fund is anticipated to end the 2004-05 fiscal year with an operating deficit of $1.1 billion on a GAAP basis, which is primarily attributable to the use of the 2003-04 surplus and the remaining tobacco reserves in 2004-05. As a result, the accumulated deficit is projected at $1.4 billion by the end of the 2004-05 fiscal year.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2004-05 GOVERNMENTAL FUNDS FINANCIAL PLANS

     The following sections summarize the receipts and disbursement activity within the four major fund types that comprise the All Governmental Fund type:
General Fund, Special Revenue Funds (SRFs), Capital Projects Funds (CPFs) and Debt Service Funds (DSFs).

GENERAL FUND

     The General Fund receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues.

     In 2004-05, the projected General Fund receipts of $42.7 billion, disbursements of $43.0 billion (including transfers), and $434 million in savings from a Fiscal Management Plan. The General Fund is projected to end the 2004-05 fiscal year with a $1.1 billion fund balance, comprising $794 million in the Tax Stabilization Reserve Fund, $312 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund for litigation.

RECEIPTS

                              GENERAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                                  ANNUAL
                                   2003-04   2004-05   ANNUAL $   %         CHANGE FROM
                                   ACTUALS   ENACTED    CHANGE    CHANGE       30-DAY
---------------------------------------------------------------------------------------
Personal Income Tax                 15,774    18,490      2,716     17.2%           (11)
User Taxes and Fees                  7,979     8,679        700      8.8%           297
Business Taxes                       3,413     3,714        301      8.8%             5
Other Taxes                            768       764         (4)    -0.5%             2
Miscellaneous Receipts (1)           5,917     2,438     (3,479)   -58.8%           351
Federal Grants (1)                     654         0       (654)  -100.0%             0
Transfers From Other Funds
  Revenue Bond Fund                  5,244     5,612        368      7.0%           (10)
  LGAC Fund                          1,971     2,158        187      9.5%            97
  CW/CA Fund                           307       246        (61)   -19.9%             0
  All Other                            300       554        254     84.7%            78
TOTAL RECEIPTS                      42,327    42,655        328      0.8%           809

(1) Actuals reflect amounts published in Comptroller's Cash Basis Report for 2003-04.

     Total General Fund receipts in support of the 2004-05 Financial Plan are projected to be $42.7 billion, an increase of $328 million (0.8 percent) from 2003-04. This total includes $31.6 billion in Taxes, $2.4 billion in Miscellaneous Receipts, and $8.6 billion in Transfers from Other Funds. The increase largely reflects the combined impact of an improving economy and net-revenue increases adopted this year and with the 2003-04 budget, offset by the loss of the one-time benefit of tobacco securitization receipts in 2003-04 ($4.2 billion).

PERSONAL INCOME TAX

     General Fund PIT receipts are projected to increase by $2.7 billion (17.2 percent) from 2003-04. This is due to continued economic improvement in 2004, enactment of a three-year temporary tax increase from 2003 to 2005, and a robust settlement for 2003 tax returns. This amount is slightly offset by a larger deposit into the PIT Refund Reserve Account and a higher deposit into the RBTF.

     The preliminary results of the 2003 PIT settlement from April and May, and overall results through August, have required some modifications within the cash components of the income tax, but have no net impact on 2004-05 estimates. More specifically, extension payments filed with 2003 tax returns have been increased by $425 million, while final payments filed with 2003 tax returns have been reduced by $110 million and the refund estimate has been increased by $315 million.

     General Fund PIT receipts, including refund reserve transactions, are expected to be reduced by $11 million from the Executive Budget estimate. This reflects a $32 million loss in net revenue actions, including an expansion of the long term care credit and a new film production credit, offset by $21 million in additional resources from the 2003-04 actual results (increasing income tax receipts through the PIT Refund Reserve Account).

USER TAXES AND FEES

     User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2004-05 are projected to total $8.7 billion, an increase of $700 million (8.8 percent) from reported 2003-04 collections.

     The projected growth in sales tax cash receipts of $777 million (10.7 percent) is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25 percent) and a change in the clothing and footwear exemption. The Enacted Budget postponed the exemption on items of clothing and footwear for one year, until May 31, 2005, and replaced it with two temporary one-week exemptions with the same $110 thresholds - one beginning in August 2004 and another in January 2005. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 5.5 percent.

     The decline in General Fund cigarette tax receipts of $8 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes.

     User taxes and fees are expected to rise by $297 million from the Executive Budget estimates. This increase mainly reflects tax actions contained in the Enacted Budget and improvements in cash collections through August.

BUSINESS TAXES

     Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2004-05 are projected to total $3.7 billion, an increase of $301 million (8.8 percent) from 2003-04 collections. This increase is primarily due to the continued economic recovery as reflected in the corporate franchise tax. Business tax receipts for 2004-05 have been revised up by $5 million from the Executive Budget level, to reflect the Legislature's rejection of an Executive Budget proposal to allow biotechnology companies to transfer net operating losses.

     Corporation and utilities taxes, bank tax, and insurance franchise tax receipts remain unchanged from Executive Budget estimates.

OTHER TAXES

     Other tax receipts are now projected to total $764 million, which is $4 million below last year's amount, but $2 million above the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collection from resources.

MISCELLANEOUS RECEIPTS

     Miscellaneous receipts are expected to reach nearly $2.4 billion, a decrease of $3.5 billion from the 2003-04 actuals. After adjusting for the receipt of one-time tobacco securitization moneys ($4.2 billion) in 2003-04, the annual increase is projected at $721 million. This increase is primarily due to the acceleration of $225 million in housing SONYMA balances from 2005-06 into 2004-05, and the receipt of $182 million from the Tobacco Settlement Fund.

     The increase in miscellaneous receipts of $351 million from the Executive Budget estimate is primarily attributable to the early collection of housing SONYMA balances and the NYC payment of $170 million for LGAC/STARC, offset by legislative rejection of several proposed increases in licenses and fees.

TRANSFERS FROM OTHER FUNDS

     Transfers from Other Funds are expected to total $8.6 billion, an increase of $748 million from 2003-04. This annual increase is comprised of higher transfers from the RBTF Fund ($368 million), the LGAC Fund ($187 million), and all other funds ($254 million), offset by lower transfers form the Clean Water/Clean Air (CW/CA) Fund ($61 million). Compared to the Executive Budget estimates, Transfers from Other Funds increased by $165 million.

     PIT receipts in excess of RBTF debt service costs is projected to total $5.6 billion in 2004-05, an increase of $368 million from last year and a decrease of $10 million from the Executive Budget estimate. The annual increase is primarily attributable to higher dedicated PIT receipts ($475 million), including legislative tax increases, offset by increased debt service requirements ($107 million).

     Transfers from sales tax in excess of LGAC debt service costs are projected to total $2.2 billion in 2004-05, an increase of $187 million from the prior year and $97 million from the Executive Budget estimate. These changes are primarily due to the legislation altering the permanent exemption on items of clothing and footwear for one year.

Real estate taxes in excess of CW/CA debt service costs are projected at $246 million in 2004-05, a decrease of $61 million from 2003-04, primarily resulting from a decrease in projected tax receipts ($49 million). The 2004-05 Enacted Budget estimate is unchanged from the Executive Budget estimate.

     All other transfers are projected to total $554 million in 2004-05, an annual increase of $254 million. This is due primarily to nonrecurring fund sweeps ($100 million) and transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($184 million). Compared to the Executive Budget estimate, all other transfers increased by $78 million primarily due to additional transfers from SUNY and CUNY to reimburse General Fund equipment costs.

REVENUE ACTIONS

The 2004-05 Enacted Budget contains over $178 million in All Governmental Funds revenue actions in the 2004-05 State fiscal year, including:

REVENUE ENHANCEMENTS:

- Provide a temporary (two-year) increase in the fixed dollar minimum amounts under the corporate franchise tax ($40 million);

- Create additional abandoned property collections through increased out-of-state audits ($20 million);

- Postpone the exemption on items of clothing and footwear for one year ($83 million);

- Include the gain from the sale of residential cooperative housing as New York source income from non-residents ($5 million in 2004-05, $20 million annually thereafter);

- Allow for seven day sales of alcoholic beverages in wine and liquor stores ($1 million); and

-    Change various licenses and fees ($62 million).

TAX REDUCTIONS:

- Create a new credit to provide an incentive for filmmakers to film on soundstages in New York State($12 million in 2004-05, $25 million annually thereafter);

- Double the existing Long-term care credit by increasing the credit from 10 to 20 percent of premiums($18 million);

- Increase the aggregate limit for the low-income housing credit from $4 million to $6 million ($2 million);

-    Create a credit or refund for water taxis under the sales tax ($100,000);
     and

- Provide a new exemption for maintenance and certain other services performed on private aircraft under the sales tax ($400,000).

     In addition, several revenue actions with outyear implications were included in the 2004-05 Enacted Budget, including:

REVENUE ENHANCEMENT:

- Require companies, including affiliates, entering into contracts with the State to comply with various sales and use tax obligations ($12.5 million in 2005-06 and $25 million annually thereafter).

TAX REDUCTIONS:

- Expand the Brownfields program ($30 million annually, beginning in 2005-06); and

- Establish a fourth phase of the CAPCO program ($6 million annually for ten years beginning in 2006-07).

DISBURSEMENTS

                           GENERAL FUND DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                   ANNUAL
                                   2003-04   2004-05   ANNUAL $    %         CHANGE FROM
                                   ACTUALS   ENACTED    CHANGE     CHANGE       30-DAY
----------------------------------------------------------------------------------------
Grants to Local Governments         27,420    29,392      1,972       7.2%           921
State Operations                     7,056     7,501        445       6.3%           250
General State Charges                3,214     3,671        457      14.2%            19
Transfers to Other Funds
  Debt Service                       1,474     1,737        263      17.8%           (11)
  Capital Projects                     225       196        (29)    -12.9%             9
  All Other                            776       542       (234)    -30.2%           (45)
2002-03 Payment Deferrals            1,900         0     (1,900)   -100.0%             0
TOTAL DISBURSEMENTS                 42,065    43,039        974       2.3%         1,143

     The State projects General Fund disbursements of $43.0 billion in 2004-05, an increase of $974 million (2.3 percent) from the current year, and $1.1 billion from the Executive Budget level. These changes are discussed in more detail below.

GRANTS TO LOCAL GOVERNMENTS

     Grants to Local Governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected to be $29.4 billion in 2004-05, an increase of $2.0 billion (7.2 percent) from the prior year. This spending increase is primarily attributable to higher spending in Medicaid ($463 million), Higher Education Services Corporation ($352 million), school aid ($466 million), special education programs ($132 million), Office of Children and Family Services ($61 million) and the community projects fund ($58 million).

     Local assistance spending increased by $921 million from the Executive Budget level. This increase is primarily due to legislative restorations and adds in school aid ($309 million), Medicaid ($200 million), and higher education ($272 million).

STATE OPERATIONS

     State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $7.5 billion in 2004-05, an increase of $445 million (6.3 percent) from the prior year. Personal service costs (e.g., State employee payroll) comprise 73 percent of State Operations spending. The remaining 27 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

     The projected annual increase in State Operations costs includes higher spending of $225 million (with additional costs of $49 million in fringe benefits for a total of $274 million) resulting from the ratification of several State employee union labor contracts, which included provisions for a nonrecurring lump sum payment and salary increases of 2.5 percent. In addition, an extra institutional payroll occurring in 2004-05 increases spending by $130 million.

     Compared to the Executive Budget estimate, projected State Operations spending increased by $250 million primarily attributable to the impact of the collective bargaining agreements, which was not included in the Executive Budget projections ($225 million).

     The State's Executive agency all funds workforce is projected to total 187,900 by the end of 2004-05, level with the current year.

GENERAL STATE CHARGES

     General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

     General Fund spending for GSCs is projected to be $3.7 billion in 2004-05, an increase of $457 million (14.2 percent) over the prior year. This annual increase is due mostly to rising costs of employee health benefits (an increase of $225 million to $2.1 billion), higher costs related to employer pension contributions (an increase of $159 million to $654 million) and $49 million in fringe benefit increases relating to collective bargaining settlements. Compared to the Executive Budget estimates, GSC spending increased by $19 million.

TRANSFERS TO OTHER FUNDS

     Transfers to Other Funds are projected to total $2.5 billion in 2004-05 and includes General Fund transfers to support debt service ($1.7 billion), capital projects ($196 million), and other funds ($542 million).

     The net increase in the General Fund transfers for debt service of $263 million (17.8 percent) from 2003-04 is primarily attributable to higher debt service costs for education (including SUNY and CUNY), corrections, the Metropolitan Transportation Authority (MTA), housing, and the environment, offset by significant savings from refundings and the use of variable rate bonds and interest rate exchange agreements. The $11 million decrease from the Executive Budget estimate reflects modest reestimates.

     The $29 million (12.9 percent) reduction in capital projects spending financed by the General Fund primarily reflects the use of bond proceeds to finance SUNY capital costs previously supported by the General Fund, as well as minor reestimates to other areas of capital projects spending. Compared with Executive Budget estimates, transfers in support of capital projects have increased by $9 million.

     All other transfers are projected to decline by $234 million (30.2 percent) in 2004-05 primarily due to a nonrecurring transfer to the HCRA Special Revenue Fund to finance 2003-04 legislative restorations ($128 million) and the "doubling up" of 2002-03 and 2003-04 State subsidy payments to SUNY hospitals in 2003-04 ($41 million). Compared with Executive Budget estimates, all other transfers have declined by $45 million.

SPECIAL REVENUE FUNDS

     SRFs receive State and Federal revenues dedicated to finance specific activities. SRFs are intended to be self-supporting, with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's STIP to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received).

     In 2004-05 the Special Revenue Funds Cash Financial Plan projects total receipts of $51.0 billion, total disbursements of $51.8 billion, and net other financing sources of $246 million, resulting in an operating deficit of $557 million. This operating result primarily reflects the transfer of Federal moneys to the Tobacco Control and Insurance Initiatives Pool in 2004-05, which were received in 2003-04 and reflected in the SRFs opening fund balance ($289 million), and use of prior-year cash balances to support current-year spending.

RECEIPTS

                         SPECIAL REVENUE FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                   2003-04   2004-05   ANNUAL $    ANNUAL %   CHANGE FROM
                                   ACTUALS   ENACTED    CHANGE      CHANGE      30-DAY
-----------------------------------------------------------------------------------------
Taxes                                4,442     4,758        316         7.1%          (26)
Miscellaneous Receipts              10,517    11,256        739         7.0%         (226)
Federal Grants                      35,121    34,972       (149)       -0.4%          547
TOTAL RECEIPTS                      50,080    50,986        906         1.8%          295

     Total SRF receipts are projected to be $51.0 billion, an increase of $906 million (1.8 percent) from 2003-04. The annual growth is due to increases in taxes ($316 million) and miscellaneous receipts ($739 million), offset by a decrease in Federal grants ($149 million). Compared to Executive Budget estimates, projected SRF receipts increased by $295 million primarily attributable to increased Federal grants ($547 million) offset by decreased miscellaneous receipts ($226 million) and taxes ($26 million). These changes are described in more detail below.

TAXES

     Tax receipts in the SRF are projected to be $4.8 billion, an increase of $316 million (7.1 percent) from 2003-04, driven primarily by taxes dedicated to support the STAR program ($199 million) and the Dedicated Mass Transportation Trust Fund ($116 million). Projected SRF tax receipts declined from the Executive Budget level due to the Legislature's rejection of both a new surcharge on sales tax proposed to support the New York State Wireless Telephone Emergency Service program ($38 million) offset by the inflationary adjustment to the STAR program ($20 million).

MISCELLANEOUS RECEIPTS

     Miscellaneous receipts are projected to be $11.3 billion, an increase of $739 million (7.0 percent) from 2003-04. The annual growth is primarily due to additional transfers from the "off-budget" HCRA pools, including Empire conversions ($350 million), higher lottery receipts ($212 million) and SUNY tuition revenues ($91 million). Compared to the Executive Budget estimate, projected SRF miscellaneous receipts declined by $226 million. This decline is primarily attributable to the Legislature's rejection of Executive Budget proposals to restore assessments on hospital, home care and nursing home revenues ($264 million).

FEDERAL GRANTS

     Federal grants are projected to be $35 billion, a decrease of $149 million from 2003-04 actuals and an increase of $547 million from the Executive Budget estimate. Changes to Federal grants generally correspond to changes in federally-reimbursed spending as described later in this report; however, since Federal reimbursement was assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances resulted. Major program areas projected to grow significantly from 2003-04 levels include Medicaid and welfare.

DISBURSEMENTS

                       SPECIAL REVENUE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                               CHANGE
                                   2003-04   2004-05   ANNUAL $    ANNUAL %   FROM 30-
                                   ACTUALS   ENACTED    CHANGE      CHANGE      DAY
--------------------------------------------------------------------------------------
Grants to Local Governments         41,368    42,895      1,527         3.7%       464
State Operations                     7,866     8,207        341         4.3%       180
General State Charges                  601       686         85        14.1%        26
Capital Projects                         9         1         (8)      -88.9%        (1)
TOTAL DISBURSEMENTS                 49,844    51,789      1,945         3.9%       669

     Total SRF disbursements are projected to be $51.8 billion, an increase of $1.9 billion (3.9 percent) from 2003-04. The annual growth is due primarily to increases in Grants to Local Governments ($1.5 billion) and State Operations ($341 million). Compared to the Executive Budget estimate, projected SRF disbursements increased by $669 million, attributable primarily to increased Grants to Local Governments ($464 million) and State Operations ($180 million) spending. The disbursements changes are described in more detail below.

GRANTS TO LOCAL GOVERNMENTS

     Grants to Local Government SRF disbursements are projected to be $42.9 billion, an increase of $1.5 billion (3.7 percent) from 2003-04. The annual growth is primarily due to projected growth in Medicaid ($1.3 billion), school aid ($307 million), and STAR ($199 million). Compared to the Executive Budget estimate, Grants to Local Governments disbursements increased by $464 million. This increase is primarily attributable to several Medicaid proposals rejected by the Legislature, including various cost containment and savings initiatives ($410 million), and the use of VLT revenues to support school aid increases ($240 million) offset by the Legislature's elimination of appropriations to implement the Help America Vote Act ($118 million).

STATE OPERATIONS

     State Operations SRF disbursements are projected to be $8.2 billion, an increase of $341 million (4.3 percent) from 2003-04 and $180 million from the Executive Budget estimates. These increases are primarily attributable to the impact of the collective bargaining agreements, which was not included in the Executive Budget projections ($104 million).

GENERAL STATE CHARGES

     GSCs SRF disbursements are projected to be $686 million, an increase of $85 million (14.1 percent) from 2003-04. Growing employer pension contributions and higher employee health insurance costs account for most of the annual growth in GSCs. Compared to the Executive Budget estimate, GSCs disbursements increased by $26 million primarily due to the impact of the collective bargaining agreements.

OTHER FINANCING SOURCES/(USES)

              SPECIAL REVENUE FUNDS OTHER FINANCING SOURCES (USES)
                              (MILLIONS OF DOLLARS)

                                                                               CHANGE
                                   2003-04   2004-05   ANNUAL $    ANNUAL %   FROM 30-
                                   ACTUALS   ENACTED    CHANGE      CHANGE      DAY
--------------------------------------------------------------------------------------
Transfers From Other Funds           3,447     3,137       (310)       -9.0%       (33)
Transfers To Other Funds            (2,539)   (2,891)      (352)       13.9%       (72)
NET OTHER FINANCING SOURCES            908       246       (662)      -72.9%      (105)

     Transfers from Other Funds are projected to be $3.1 billion, a decrease of $310 million (9.0 percent) from 2003-04. The annual decline is primarily due to a nonrecurring General Fund transfer to the HCRA fund in 2003-04 ($128 million) and a reduction in available patient care revenues ($101 million). Compared to the Executive Budget estimate, projected Transfers from Other Funds decreased by $33 million, reflecting modest reestimates.

     Transfers to Other Funds are estimated to be $2.9 billion, an increase of $352 million (13.9 percent) from 2003-04. The annual growth is due to nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($184 million), and various other fund sweeps to the General Fund ($100 million). Compared to the Executive Budget estimate, projected Transfers to Other Funds increased by $72 million primarily due to additional transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($94 million) offset by a reduction in the expected revenues from the Waste Tire Management and Recycling Program ($34 million).

CAPITAL PROJECTS FUNDS

     The CPF group accounts for spending from the CPF, which is supported by a transfer from the General Fund, and spending from other funds for specific purposes, including transportation, mental health, housing, public protection, education and the environment. Other funds include the Dedicated Highway and Bridge Trust Fund, Mental Hygiene Capital Facilities Improvement Fund, Housing Assistance and Housing Program Funds, the Correctional Facilities Capital Improvement Fund, the SUNY Residence Hall Rehabilitation Fund, the Hazardous Waste Remedial Fund, and EPF. Receipts from dedicated State taxes, miscellaneous receipts (which include proceeds from State-supported bonds issued by certain public authorities) and Federal grants disbursements in the CPF group.

     The following tables for CPFs reflect an accounting adjustment for capital projects activity because certain capital spending is not reported by the State Comptroller in actual cash spending results, although it is reflected in the GAAP Financial Statements. The spending is related to programs which are financed in the first instance by bond proceeds, rather than with a short-term loan from STIP or cash from the General Fund. Capital spending for these types of programs was $861 million in 2003-04 and is projected to grow to nearly $1.1 billion in 2004-05. It includes spending for local transportation projects for the Consolidated Highway Improvement Program (CHIPs), education projects for CUNY higher education facilities, SUNY community colleges and dormitory facilities, the Department of Mental Hygiene and a variety of economic development programs. These receipts and disbursements are included in this section in order to present a comprehensive overview of State capital projects spending. The CPFs table also includes a spending adjustment of $400 million to reflect anticipated underspending in 2004-05 that is expected to occur across all agencies and financing sources based on lower 2003-04 results.

RECEIPTS

                         CAPITAL PROJECTS FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE            DAY
---------------------------------------------------------------------------------------------------------------
Taxes                                 1,756           1,795              39             2.2%            (10)
Miscellaneous Receipts                3,029           3,077              48             1.6%           (664)
Federal Grants                        1,548           1,864             316            20.4%             24
TOTAL RECEIPTS                        6,333           6,736             403             6.4%           (650)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE            DAY
---------------------------------------------------------------------------------------------------------------
Accounting Adjustment                  (861)         (1,090)           (229)           26.6%            220
FINANCIAL PLAN RECEIPTS               5,472           5,646             174             3.2%           (430)

     CPF receipts include tax receipts from highway-related taxes earmarked to the Dedicated Highway and Bridge Trust Fund, and real estate transfer taxes that are designated for the EPF. Miscellaneous receipts include bond proceeds that finance capital projects across all functional areas, as well as other fees, including State park fees, industry-specific environmental fees and receipts from the sale of surplus land.

TAXES

     The $39 million increase in 2004-05 taxes from 2003-04 actuals is attributable to increases in Dedicated Highway and Bridge Trust Fund receipts, as the EPF receives a statutory dedication of $112 million annually from the real estate transfer tax. The $10 million reduction in dedicated taxes from the Executive Budget estimate is attributable to reestimated Dedicated Highway and Bridge Trust Fund receipts.

MISCELLANEOUS RECEIPTS

     The $48 million increase in miscellaneous receipts from 2003-04 is primarily attributable to increases in spending for capital programs which are reimbursed or financed directly with bond proceeds, including education and general government ($245 million), and the environment ($100 million), offset by a reduction in bond proceeds to reimburse transportation ($200 million) and economic development spending (74). Compared to the Executive Budget estimate, miscellaneous receipts are projected to decrease by $664 million and are attributable primarily to increases in bond-financed spending added by the Legislature for CHIPs and increases in bond proceeds to reimburse transportation spending ($112 million), offset by a reduction in bond proceeds to reimburse the Higher Education Facilities Capital Matching Grants Program that was vetoed ($30 million) and reestimates in bonded education spending ($30 million) also included in this change is a $400 million reduction to reflect reduced receipts based on actual 2003-04 results.

FEDERAL GRANTS

     The $316 million increase in Federal Funds over the prior year reflects increases in Federal support for transportation, and the $24 million increase in Federal Funds compared to the Executive Budget estimate reflects reestimates to Federal support for transportation.

                      CAPITAL PROJECTS FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
Transportation                         3,219           3,611            392            12.2%             73
Education                                640             768            128            20.0%            (39)
Parks and Environment                    568             667             99            17.4%             18
Economic Development and Govnt
Oversight                                215             475            260           120.9%           (327)
Mental Health                            297             298              1             0.3%              0
Public Protection                        201             215             14             7.0%              0
Health and Social Welfare                149             128            (21)          -14.1%              0

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
General Government/Other                 108             261            153           141.7%              1
Anticipated Underspending                N/A            (400)          (400)          100.0%           (400)
TOTAL DISBURSEMENTS                    5,397           6,023            626            11.6%           (674)
Accounting Adjustment                   (861)         (1,090)          (229)           26.6%            220
FINANCIAL PLAN DISBURSEMENTS           4,536           4,933            397             8.8%           (454)

DISBURSEMENTS

     Compared to 2003-04, total CPFs spending is projected to increase $397 million, or about 9.0 percent, and is primarily attributable to increases in transportation spending for highways and bridges spending ($392 million); environment spending for the State Superfund Program, the EPF, and the Hudson River Park ($99 million); spending for a variety of economic development programs, including Centers of Excellence, Empire Opportunity Fund, Gen*NY*sis, RESTORE and the New Regional Economic Growth Program ($260 million); education spending for SUNY, CUNY, RESCUE, and the Capital Transition Grant Program ($128 million); public protection and mental health spending to support the maintenance and preservation of infrastructure at correctional facilities and institutional and community-based mental health institutions ($15 million); general government spending to support the construction and renovation of State office buildings and $110 million in spending for local public safety answering point equipment upgrades for wireless E-911 service ($110 million); and increased Federal spending for homeland security ($43 million); offset by a $21 million decrease in health and social welfare spending, a $229 million increase in the accounting adjustment primarily attributable to increases in bond-financed spending for economic development programs ($135 million) and CHIPs ($56 million). The almost $1.1 billion accounting adjustment in spending financed with authority bonds reflect capital projects activity for which certain capital spending is not reported by OSC in cash financial statements, although it is reflected in the GAAP Financial Statements. These programs are financed directly from bond proceeds, rather than in the first instance by a short-term loan from the STIP or cash from the General Fund.

     Compared to the Executive Budget estimate, CPF spending is projected to decrease by $454 million which is attributable to $400 million in lower spending based on actual 2003-04 results, increases in spending from legislative adds to the Enacted Budget and reestimates ($84 million), and a decrease in other spending financed with bond proceeds ($138 million). The $84 million increase in spending reflects a $72 million increase in transportation spending from reestimates ($43 million) and legislative adds to CHIPs ($28 million); an $18 million increase in spending for parks and the environment attributable to legislative adds ($20 million) offset by reestimates to spending in parks ($2 million), reestimates to spending for economic development programs and homeland security ($33 million); offset by a $38 million decrease in education, attributable to reestimates to spending for RESCUE ($35 million) and other higher education spending ($43 million), and by the veto of the Higher Education Facilities Capital Matching Grants Program ($30 million).

OTHER FINANCING SOURCES (USES)

              CAPITAL PROJECTS FUNDS OTHER FINANCING SOURCES (USES)
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     RESULTS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
Transfers From Other Funds              254             234            (20)            -7.9%             9
Transfers To Other Funds             (1,028)         (1,124)           (96)             9.3%           (16)
Bond Proceeds                           140             193             53             37.9%            62

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     RESULTS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
NET OTHER FINANCING SOURCES (USES)     (634)           (697)           (63)             9.9%            55

     The $20 million decrease in transfers from other funds from 2003-04 is attributable to a decrease in the transfer from the General Fund to the CPF ($47 million), which supports pay-as-go capital spending in a variety of agencies, and a decrease in the transfer from the Transportation Safety Account to the Dedicated Highway and Bridge Trust Fund ($5 million); offset by transfers from the General Fund to the Hazardous Waste Remedial Transfer Fund ($15 million), from the License Fee Surcharge Account to the Hazardous Waste Remedial Transfer Fund ($14 million), and from the SUNY Dormitory Income Account to the SUNY Dormitory Rehabilitation Fund ($4 million).

     The $96 million increase in CPF transfers to other funds primarily reflect increases in the transfer of receipts from the Dedicated Highway and Bridge Trust Fund to reimburse the General DSF for debt service paid on Dedicated Highway and Bridge Trust Fund and CHIPs bonds ($106 million) and the transfer from the Hazardous Waste Remedial Fund to the General Fund ($27 million); offset by the transfer from the EPF to the General Fund ($46 million). The $53 million increase in bond and note proceeds reflect the receipt of General Obligation CW/CA Bonds to reimburse the CPF for environment spending. The $62 million increase is due to a reestimate of CW/CA spending.

DEBT SERVICE FUNDS

     All tax-financed State debt service on long-term debt and payments on certain lease-purchase or other contractual obligations are paid from DSF. These account for the accumulation of money for, and the payment of principal and interest on, general long-term debt and certificates of participation. Lease purchase payments for SUNY, Health and Mental Hygiene facilities under contractual agreements with public authorities are also paid from funds classified as DSFs. Debt service on highway bonds supported by dedicated highway revenues is also reflected in this fund type. DSF revenue sources include transfers from the General Fund, dedicated taxes and other revenues. In 2004-05 the DSFs Cash Financial Plan projects total receipts of $9.4 billion, total disbursements of $3.9 billion, and net other financing sources (uses) of $5.5 billion, resulting in an operating deficit of $19 million.

     The DSFs are projected to end the 2004-05 fiscal year with a fund balance of $155 million. This balance primarily reflects amounts statutorily and contractually required to be set aside for debt service payments in the next fiscal year, including $89 million in the SUNY Dormitory Income Fund and $40 million in the Mental Health Services Fund.

RECEIPTS

                           DEBT SERVICE FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
Taxes                                 8,122           8,754             632             7.8%            90
Miscellaneous Receipts                  810             647            (163)          -20.1%             0
TOTAL RECEIPTS                        8,932           9,401             469             5.3%            90

     Total DSF receipts are projected to be $9.4 billion, an increase of $469 million (5.3 percent) from 2003-04. The annual growth is due to increases in taxes ($632 million) offset by a decrease in miscellaneous receipts ($163 million). Compared to the Executive Budget estimates, projected DSF receipts increased by $89 million, all of which is attributable to increased taxes. These changes are described in more detail below.

TAXES

     The $632 million (7.8 percent) increase in taxes deposited to the DSF from 2003-04 is attributable primarily to growth in dedicated PIT receipts deposited to the RBTF ($475 million) and the growth in sales and use taxes deposited to the Local Government Assistance Tax Fund ($207 million), offset by decreases in real estate transfer taxes deposited to the CW/CA Fund ($49 million). Compared to the Executive Budget estimate, projected taxes deposited to the DSF increased by $89 million, reflecting an increase in the growth of dedicated sales and use tax receipts ($96 million) offset by a modest reduction in dedicated PIT receipts ($7 million).

MISCELLANEOUS RECEIPTS

     The projected decrease in miscellaneous receipts of $163 million (20.1 percent) from 2003-04 is primarily attributable to reduced funding of the Debt Reduction Reserve Fund ($53 million) and reduced miscellaneous receipts from health and mental health patient income ($109 million) and housing ($16 million) programs, offset by modest increases in receipts from SUNY dormitory fees ($15 million). Miscellaneous receipts remain unchanged from the Executive Budget.

DISBURSEMENTS

                        DEBT SERVICE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
General Debt Service Fund             2,751            3,223            472            17.2%            (6)
LGAC                                    296              316             20             6.8%             4
Mental Health                           165              264             99            60.0%             5
All Other                               148              118            (30)          -20.3%            (1)
TOTAL DISBURSEMENTS                   3,360            3,921            561            16.7%             2

     Total disbursements from the DSF are projected to increase from $3.4 billion in 2003-04 to $3.9 billion in 2004-05. The $561 million increase (16.7 percent) is due to growth in debt service costs from previous and planned bond sales offset by savings from debt management efforts, including refundings, and the use of variable rate bonds and interest rate exchange agreements. The $9 million reduction in disbursements from the Executive Budget estimate reflects modest reestimates in projected debt service costs, debt service savings as a result of vetoing the $350 million Higher Education Facilities Capital Matching Grant Program, offset by an increase in debt service costs for the $35 million added to CHIPs.

GENERAL DEBT SERVICE FUND

     Spending from the General DSF is projected to increase by $472 million (17.2 percent) from 2003-04 and reflects an increase in the transfer from the General Fund and other funds to support the debt service on bonds for various capital programs including corrections, SUNY and CUNY, MTA transportation, housing, and environmental ($284 million), spending from the RBTF to support debt service on State PIT Revenue Bonds ($143 million), and spending for debt service supported by dedicated sources of taxes and fees from the Dedicated Highway and Bridge Trust Fund ($45 million).

LGAC

     The Local Government Assistance Tax Fund is projected to receive $2.5 billion in 2004-05 from the dedicated one-cent statewide sales tax. Debt service costs on LGAC bonds are projected at $316 million in 2004-05, an increase of $20 million (6.8 percent) from the prior year. These payments reflect LGAC debt service requirements only, and do not reflect any local aid payments to New York City after these debt service obligations are met, which are reflected in the local assistance portion of the budget.

MENTAL HEALTH

     Patient revenues of $2.6 billion deposited to the Mental Health Services Fund will satisfy debt service obligations of $264 million in 2004-05. Debt service and related costs for this program are projected to increase by $99 million (60.0 percent) from 2003-04 actuals. This increase is primarily due to significant savings achieved during the 2003-04 fiscal year from refundings.

ALL OTHER

     All other reflects debt service spending from the Health Income Fund, Housing Debt Fund, SUNY Dormitory Income Fund, and the Debt Reduction Reserve Fund. The $30 million decrease in spending from 2003-04 is attributable to the spend out of Debt Reduction Reserve Fund moneys in 2003-04 ($53 million) and modest declines in debt service spending for housing and health ($9 million), offset by an increase in debt service for SUNY dormitory bonds ($32 million).

                DEBT SERVICE FUNDS OTHER FINANCING SOURCES (USES)
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     RESULTS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
Transfers From Other Funds             4,794           5,234            440            9.2%              (2)
Transfers To Other Funds             (10,349)        (10,733)          (384)           3.7%            (103)
NET OTHER FINANCING SOURCES           (5,555)         (5,499)            56           -1.0%            (105)

OTHER FINANCING SOURCES (USES)

     The $440 million (9.2 percent) increase in Transfers from Other Funds from 2003-04 reflects increases in transfers from the General Fund and various other dedicated funds, including the Dedicated Highway and Bridge Trust Fund and the Centralized Services Fund, to the General DSF ($365 million); transfers from the Federal Health and Human Services SRFs to the Mental Health DSF ($101 million); and a net reduction in all other transfers of $26 million. Compared to the Executive Budget estimate, Transfers from Other Funds declined by $2 million.

     The $384 million (3.7 percent) increase in Transfers to Other Funds from 2003-04 primarily reflects the excess beyond the debt service due on State PIT Revenue Bonds from the RBTF ($368 million) and the Local Government Assistance Tax Fund ($187 million), offset by decreases in transfers in excess of debt service to SRFs from Mental Health and the Health DSF ($114 million), to the General Fund from the Clean Water DSF ($61 million), and modest changes in other transfers ($3 million). Transfers to Other Funds increased by $103 million from the Executive Budget estimates due to higher sales tax revenues from the LGAC Fund ($98 million).

HEALTH CARE REFORM ACT FINANCIAL PLAN

     In accordance with Chapters 62 and 686 of the Laws of 2003, the following provides the Financial Plan information regarding the HCRA receipts and disbursements for 2004-05. Readers should refer to the Financial Plan of the 2004-05 Executive Budget - Appendix II for more detailed information.

OVERVIEW

     HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. HCRA legislation expires on June 30, 2005.

     The 2004-05 Executive Budget included a series of cost savings actions that were expected to produce a State Financial Plan benefit of more than $240 million in 2004-05. These proposals included reducing the cost of the EPIC Program, realigning FHP coverage consistent with private insurance policies, maximizing the use of Medicaid dollars in the financing of Graduate Medical Education costs, and eliminating unnecessary insurance pilot programs. With the exception of the Graduate Medical Education initiative, the Legislature rejected the majority of these cost savings actions. HCRA balances were not negatively impacted since the Legislature directed General Fund resources to HCRA to offset the loss of savings from the rejected actions. The Legislature also added an additional $21 million in HCRA spending in 2004-05.

     The Legislature also failed to enact legislation authorizing additional insurance industry conversions resulting in the loss of $400 million in anticipated receipts in the first quarter of 2005-06. The absence of this legislation may also increase the risk that certain assumed Empire Conversion proceeds may not become available, which could trigger HCRA's General Fund Tobacco Revenue guarantee, as authorized pursuant to Chapters 62 and 686 of the Laws of 2003.

HCRA RECEIPTS

     HCRA receipts are primarily collected in the Public Goods Pool and in the Tobacco Control and Insurance Initiatives Pool. Receipts include surcharges and assessments on hospital revenues, a covered lives assessment paid by insurance carriers, a portion of cigarette tax revenues, proceeds from insurance company conversions, Federal revenues received with the renewal of the State's Medicaid managed care waiver, and Federal relief associated with the World Trade Center disaster.

                                  HCRA RECEIPTS
                                     2004-05
                              (MILLION OF DOLLARS)

PUBLIC GOODS POOL:                                                         2,632
--------------------------------------------------------------------------------
Surcharges                                                                 1,493
Covered Lives Assessment                                                     703
Hospital Assessment (1 percent)                                              217
Federal Funds/Other                                                          219

TOBACCO CONTROL AND INSURANCE INITIATIVES POOL:                            2,200
--------------------------------------------------------------------------------
Empire Conversion Proceeds                                                 1,217
Cigarette Tax                                                                693
Federal Funds                                                                290
Total Receipts                                                             4,832

     Total receipts, estimated at $4.8 billion in 2004-05, are primarily comprised of surcharges ($1.5 billion), Empire conversion proceeds ($1.2 billion), covered lives assessment ($703 million), cigarette taxes ($693 million), Federal funds ($509 million), and hospital assessments of 1 percent ($217 million). Since the Executive Budget projections, HCRA receipt estimates have increased by $398 million, which reflects an additional $200 million in Empire Conversion proceeds and greater than anticipated HCRA surcharge receipts.

HCRA DISBURSEMENTS

                               HCRA DISBURSEMENTS
                                     2004-05
                              (MILLION OF DOLLARS)

Medicaid/Public Health Support                                             1,067
Hospital Indigent Care                                                       826
EPIC                                                                         494
Graduate Medical Education                                                   383
FHP                                                                          381
CHP                                                                          375
Workforce Recruitment/Retention                                              329
All Other                                                                    617
Total Disbursements                                                        4,472

     Total disbursements of nearly $4.5 billion are projected in 2004-05, an increase of $107 million since the Executive Budget projections, largely attributed to $200 million in increased transfers to Medicaid assumed in the Enacted Budget offset by spending revisions in various programs based on prior year results and current year experience.

     Roughly three-quarters of HCRA disbursements are appropriated in the State Budget, and are reflected in the financial plan estimates earlier in this Report. The largest "on-budget" program spending includes transfers to accommodate various Medicaid and public health costs ($1.1 billion), hospital indigent care ($826 million), EPIC ($494 million); FHP ($381 million); CHP ($375 million); provider workforce recruitment and retention funds paid through Medicaid rates ($329 million), and roughly $100 million of all other program spending primarily for mental health expansion programs. The remaining spending that is not included in the State Budget comprises Graduate Medical Education ($383 million) and roughly $500 million for various other program spending (including Roswell subsidy payments, excess medical malpractice, programs serving the uninsured, and anti-tobacco programs).

     The cash balance is projected to be $790 million at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires.

THE STATE'S FUND STRUCTURE

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the CPF), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The State Constitution requires the Governor to submit an Executive Budget that is balanced in the General Fund which receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:

     The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

     SRFs, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

     CPFs, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and DSFs, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Overview. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart.

     The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 through 2006-07 fiscal years.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2003-2004 AND 2004-2005
                              (MILLIONS OF DOLLARS)

                                                         2003-2004    2004-2005
                                                            ACTUAL      ENACTED       CHANGE
                                                        ----------   ----------   ----------
OPENING FUND BALANCE                                           815        1,077          262
                                                        ==========   ==========   ==========

RECEIPTS:

Taxes:
   Personal income tax                                      15,744       18,490        2,716
   User taxes and fees                                       7,979        8,679          700
   Business taxes                                            3,413        3,714          301
   Other taxes                                                 768          764           (4)
Miscellaneous receipts (1)                                   5,917        2,438       (3,479)
Federal Grants (1)                                             654            0         (654)
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                5,244        5,612          368
   Sales tax in excess of LGAC debt service                  1,971        2,158          187
   Real estate taxes in excess of CW/CA debt service           307          246          (61)
   All other                                                   300          554          254
                                                        ----------   ----------   ----------
   TOTAL RECEIPTS                                           42,327       42,655          328
                                                        ==========   ==========   ==========

DISBURSEMENTS:
Grants to local governments                                 29,246       29,392          146
State operations                                             7,093        7,501          408
General State charges                                        3,247        3,671          424
Transfers to other funds:
   Debt service                                              1,474        1,737          263
   Capital projects                                            229          196          (33)
   Other purposes                                              776          542         (234)
                                                        ----------   ----------   ----------
   TOTAL DISBURSEMENTS                                      42,065       43,039          974
                                                        ==========   ==========   ==========

FISCAL MANAGEMENT PLAN                                           0          434          434
                                                        ==========   ==========   ==========

CHANGE IN FUND BALANCE                                         262           50         (212)
                                                        ==========   ==========   ==========

CLOSING FUND BALANCE                                         1,077        1,127           50
                                                        ==========   ==========   ==========

Tax Stabilization Reserve Fund                                 794          794            0
Contingency Reserve Fund                                        21           21            0
Community Projects Fund                                        262          312           50

(1) Actuals reflect amounts published in Comptroller's Cash Basis Report for 2003-04.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                            30-DAY       CHANGE      ENACTED
                                                        ----------   ----------   ----------
OPENING FUND BALANCE                                         1,014           63        1,077
                                                        ==========   ==========   ==========

RECEIPTS:

Taxes:
   Personal income tax                                      18,501          (11)      18,490
   User taxes and fees                                       8,382          297        8,679
   Business taxes                                            3,709            5        3,714
   Other taxes                                                 762            2          764
Miscellaneous receipts                                       2,087          351        2,438
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                5,622          (10)       5,612
   Sales tax in excess of LGAC debt service                  2,061           97        2,158
   Real estate taxes in excess of CW/CA debt service           246            0          246
   All other                                                   476           78          554
                                                        ----------   ----------   ----------
   TOTAL RECEIPTS                                           41,846          809       42,655
                                                        ==========   ==========   ==========

DISBURSEMENTS:
Grants to local governments                                 28,471          921       29,392
State operations                                             7,251          250        7,501
General State charges                                        3,652           19        3,671
Transfers to other funds:
   Debt service                                              1,748          (11)       1,737
   Capital projects                                            187            9          196
   Other purposes                                              587          (45)         542
                                                        ----------   ----------   ----------
   TOTAL DISBURSEMENTS                                      41,896        1,143       43,039
                                                        ==========   ==========   ==========

FISCAL MANAGEMENT PLAN                                           0          434          434
                                                        ==========   ==========   ==========

CHANGE IN FUND BALANCE                                         (50)         100           50
                                                        ==========   ==========   ==========

CLOSING FUND BALANCE                                           964          163        1,127
                                                        ==========   ==========   ==========

Tax Stabilization Reserve Fund                                 794            0          794
Contingency Reserve Fund                                        20            1           21
Community Projects Fund                                        150          162          312

----------
Source: NYS DOB

                                    CASHFLOW
                                  GENERAL FUND
                                    2004-2005
                              (DOLLARS IN MILLIONS)

                                       2004
                                      APRIL          MAY          JUNE         JULY        AUGUST    SEPTEMBER       OCTOBER
                                 ----------   ----------    ----------   ----------    ----------   ----------    ----------
OPENING FUND BALANCE                  1,077        3,842         1,227        1,865         1,740        2,462         2,166
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

RECEIPTS:
   Taxes
     Personal income tax              3,851          526         1,945        1,215         1,338        1,764           554
     Sales Tax                          626          576           857          622           600          825           593
     User taxes and fees                 79           41            52           62            53           57            53
     Business taxes                     148           (9)          727           91            60          745            52
     Other taxes                         68           50            79           60            49           61            65
   Miscellaneous receipts                70           68           319          245           122          165           176
   Transfers from other funds
     Revenue Bond Fund                  875          158           648          405           379          602           184
     LGAC                               181           33             0            0           787          178           180
     Clean Water/Clean Air               52           26            77           23            66            0             0
     All Other Transfers                  4            0             0            6             1          220             1
                                 ----------   ----------    ----------   ----------    ----------   ----------    ----------

     TOTAL RECEIPTS                   5,954        1,469         4,704        2,729         3,455        4,617         1,858
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

DISBURSEMENTS:
   Grants to local governments        1,621        3,089         2,805        1,669         1,694        2,822         1,454
   State operations                     837          708           790          795           601          740           513
   General State charges                423          179           214          268           306          958           256
   Transfers to other funds
     Debt Service                       211           45           220           50            34          326            51
     Capital Projects                     1           46            23           56            31           48            19
     All Other Transfers                 96           17            14           16            67           19           146
                                 ----------   ----------    ----------   ----------    ----------   ----------    ----------
                                                                                              143
     TOTAL DISBURSEMENTS              3,189        4,084         4,066        2,854         2,733        4,913         2,439
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

FISCAL MANAGEMENT PLAN                    0            0             0            0             0            0             0
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

EXCESS (DEFICIENCY) OF RECEIPTS
     OVER DISBURSEMENTS               2,765       (2,615)          638         (125)          722         (296)         (581)
                                 ----------   ----------    ----------   ----------    ----------   ----------    ----------

CLOSING FUND BALANCE                  3,842        1,227         1,865        1,740         2,462        2,166         1,585
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

                                                                  2005
                                   NOVEMBER     DECEMBER       JANUARY     FEBRUARY         MARCH        TOTAL
                                 ----------   ----------    ----------   ----------    ----------   ----------
OPENING FUND BALANCE                  1,585        1,004         1,325        4,731         5,437        1,077
                                 ==========   ==========    ==========   ==========    ==========   ==========

RECEIPTS:
   Taxes
     Personal income tax                569        1,270         3,065        1,831           562       18,490
     Sales Tax                          586          875           621          505           732        8,018
     User taxes and fees                 52           59            59           47            47          661
     Business taxes                      12          753            37           18         1,080        3,714
     Other taxes                         63           72            64           67            66          764
   Miscellaneous receipts               194          467           172          168           272        2,438
   Transfers from other funds
     Revenue Bond Fund                   71          424         1,021          416           429        5,612
     LGAC                               176          263           194            3           163        2,158
     Clean Water/Clean Air                4           (2)            0            1            (1)         246
     All Other Transfers                  1           44             1            1           275          554
                                 ----------   ----------    ----------   ----------    ----------   ----------

     TOTAL RECEIPTS                   1,728        4,225         5,234        3,057         3,625       42,655
                                 ==========   ==========    ==========   ==========    ==========   ==========

DISBURSEMENTS:
   Grants to local governments        1,422        2,313         1,182        1,869         7,452       29,392
   State operations                     597          819           528          316           257        7,501
   General State charges                148          243           268          161           247        3,671
   Transfers to other funds
     Debt Service                       174          353            14           28           231        1,737
     Capital Projects                    30          237          (106)          43          (232)         196
     All Other Transfers                 18           19            22           14            94          542
                                 ----------   ----------    ----------   ----------    ----------   ----------

     TOTAL DISBURSEMENTS              2,389        3,984         1,908        2,431         8,049       43,039
                                 ==========   ==========    ==========   ==========    ==========   ==========

FISCAL MANAGEMENT PLAN                   80           80            80           80           114          434
                                 ==========   ==========    ==========   ==========    ==========   ==========

EXCESS (DEFICIENCY) OF RECEIPTS
     OVER DISBURSEMENTS                (581)         321         3,406          706        (4,310)          50
                                 ----------   ----------    ----------   ----------    ----------   ----------

CLOSING FUND BALANCE                  1,004        1,325         4,731        5,437         1,127        1,127
                                 ==========   ==========    ==========   ==========    ==========   ==========

----------
NOTE: APRIL THROUGH JULY CASHFLOW IS BASED ON ACTUAL EXPERIENCE, AUGUST REFLECTS PRELIMINARY RESULTS AND THE REMAINING MONTHS ARE PROJECTIONS.
Source: NYS DOB

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                           SPECIAL      CAPITAL         DEBT
                                             GENERAL       REVENUE      PROJECTS       SERVICE       (MEMO)
                                              FUND          FUNDS         FUNDS         FUNDS        TOTAL
                                           ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                            1,077         1,703          (336)          174         2,618
                                           ==========    ==========    ==========    ==========    ==========

RECEIPTS:
Taxes                                          31,647         4,758         1,795         8,754        46,954
Miscellaneous receipts                          2,438        11,126         1,987           647        16,198
Federal grants                                      0             1             0             0             1
                                           ----------    ----------    ----------    ----------    ----------
   TOTAL RECEIPTS                              34,085        15,885         3,782         9,401        63,153
                                           ==========    ==========    ==========    ==========    ==========

DISBURSEMENTS:
Grants to local governments                    29,392        11,336         1,002             0        41,730
State operations                                7,501         4,919             0            22        12,442
General State charges                           3,671           479             0             0         4,150
Debt service                                        0             0             0         3,899         3,899
Capital projects                                    0             1         2,071             0         2,072
                                           ----------    ----------    ----------    ----------    ----------
   TOTAL DISBURSEMENTS                         40,564        16,735         3,073         3,921        64,293
                                           ==========    ==========    ==========    ==========    ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                      8,570           961           234         5,234        14,999
Transfers to other funds                       (2,475)         (406)       (1,115)      (10,733)      (14,729)
Bond and note proceeds                              0             0           193             0           193
                                           ----------    ----------    ----------    ----------    ----------
   NET OTHER FINANCING SOURCES (USES)           6,095           555          (688)       (5,499)          463
                                           ==========    ==========    ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                            434             0             0             0           434
                                           ==========    ==========    ==========    ==========    ==========

CHANGE IN FUND BALANCE                             50          (295)           21           (19)         (243)
                                           ==========    ==========    ==========    ==========    ==========

CLOSING FUND BALANCE                            1,127         1,408          (315)          155         2,375
                                           ==========    ==========    ==========    ==========    ==========

----------
Source: NYS DOB

                               CASH FINANCIAL PLAN
                              ALL GOVERNMENT FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                           SPECIAL      CAPITAL         DEBT
                                             GENERAL       REVENUE      PROJECTS       SERVICE       (MEMO)
                                              FUND          FUNDS        FUNDS          FUNDS        TOTAL
                                           ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                            1,077         2,183          (489)          174         2,945
                                           ==========    ==========    ==========    ==========    ==========

RECEIPTS:
Taxes                                          31,647         4,758         1,795         8,754        46,954
Miscellaneous receipts                          2,438        11,126         1,987           647        16,328
Federal grants                                      0        34,972         1,864             0        36,836
                                           ----------    ----------    ----------    ----------    ----------
   TOTAL RECEIPTS                              34,085        50,986         5,646         9,401       100,118
                                           ==========    ==========    ==========    ==========    ==========

DISBURSEMENTS:
Grants to local governments                    29,392        42,895         1,220             0        73,507
State operations                                7,501         8,207             0            22        15,730
General State charges                           3,671           686             0             0         4,357
Debt service                                        0             0             0         3,899         3,899
Capital projects                                    0             1         3,713             0         3,714
                                           ----------    ----------    ----------    ----------    ----------
   TOTAL DISBURSEMENTS                         40,564        51,789         4,933         3,921       101,207
                                           ==========    ==========    ==========    ==========    ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                      8,570         3,137           234         5,234        17,175
Transfers to other funds                       (2,475)       (2,891)       (1,124)      (10,733)      (17,223)
Bond and note proceeds                              0             0           193             0           193
                                           ----------    ----------    ----------    ----------    ----------
   NET OTHER FINANCING SOURCES (USES)           6,095           246          (697)       (5,499)          145
                                           ==========    ==========    ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                            434             0             0             0           434
                                           ==========    ==========    ==========    ==========    ==========

CHANGE IN FUND BALANCE                             50          (557)           16           (19)         (510)
                                           ==========    ==========    ==========    ==========    ==========

CLOSING FUND BALANCE                            1,127         1,626          (473)          155         2,435
                                           ==========    ==========    ==========    ==========    ==========

----------
   Source:  NYS DOB

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (THOUSANDS OF DOLLARS)

                                                                 2003-2004       2004-2005        ANNUAL
                                                                  ACTUAL          ENACTED         CHANGE
                                                               -------------   -------------   -------------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                                65,436          88,992          23,556
Alcoholic Beverage Control                                            10,558          10,220            (338)
Banking Department                                                    55,868          60,221           4,353
Consumer Protection Board                                              3,113           2,465            (648)
Economic Development, Department of                                   29,122         345,557         306,435
Empire State Development Corporation                                      50          65,975          65,925
Energy Research and Development Authority                             29,557          26,123          (3,434)
Housing Finance Agency                                                     0               0               0
Housing and Community Renewal, Division of                           248,348         219,674         (28,674)
Insurance Department                                                 105,913         128,217          22,304
Olympic Regional Development Authority                                 7,575           7,750             175
Public Service, Department of                                         47,080          57,429          10,349
Science, Technology and Academic Research, Office of                  35,584          80,170          44,586
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                  648,204       1,092,793         444,589
                                                               -------------   -------------   -------------

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                                 4,207           4,523             316
Environmental Conservation, Department of                            820,901         901,821          80,920
Environmental Facilities Corporation                                   6,788          12,416           5,628
Parks, Recreation and Historic Preservation, Office of               194,993         228,028          33,035
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                1,026,889       1,146,788         119,899
                                                               -------------   -------------   -------------

TRANSPORTATION
Motor Vehicles, Department of                                        203,748         217,695          13,947
Thruway Authority                                                      2,865           4,000           1,135
Transportation, Department of                                      4,610,012       5,334,101         724,089
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                4,816,625       5,555,796         739,171
                                                               -------------   -------------   -------------

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                      1,213           4,044           2,831
Aging, Office for the                                                177,333         171,228          (6,105)
Children and Families, Council on                                        470               0            (470)
Children and Family Services, Office of                            3,364,763       3,092,522        (272,241)
Health, Department of                                             31,480,929      33,478,337       1,997,408
                                                               -------------   -------------   -------------
   MEDICAL ASSISTANCE                                             27,561,478      29,300,766       1,739,288
   MEDICAID ADMINISTRATION                                           578,628         542,400         (36,228)
   ALL OTHER                                                       3,340,823       3,635,171         294,348
Human Rights, Division of                                             14,067          14,884             817
Labor, Department of                                                 879,965         766,602        (113,363)
Prevention of Domestic Violence, Office of                             2,063           1,602            (461)

                                                                 2003-2004       2004-2005        ANNUAL
                                                                   ACTUAL         ENACTED         CHANGE
                                                               -------------   -------------   -------------
HEALTH AND SOCIAL WELFARE (CONTINUED)
Temporary and Disability Assistance, Office of                     4,177,608       4,455,899         278,291
                                                               -------------   -------------   -------------
    WELFARE ASSISTANCE                                             2,868,220       3,124,959         256,739
    WELFARE ADMINISTRATION                                           339,924         341,133           1,209
    ALL OTHER                                                        969,464         989,807          20,343
Welfare Inspector General, Office of                                     892           1,083             191
Workers' Compensation Board                                          130,832         145,860          15,028
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                               40,230,135      42,132,061       1,901,926
                                                               -------------   -------------   -------------

MENTAL HEALTH
Mental Health, Office of                                           2,048,760       2,172,437         123,677
Mental Retardation and Development Disabilities, Office of         2,609,153       2,820,865         211,712
Alcohol and Substance Abuse Services, Office of                      471,437         478,649           7,212
Developmental Disabilities Planning Council                            3,270           3,730             460
Quality of Care for the Mentally Disabled, Commission on               9,722          11,200           1,478
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                5,142,342       5,486,881         344,539
                                                               -------------   -------------   -------------

PUBLIC PROTECTION
Capital Defenders Office                                              12,519          12,519               0
Correction, Commission of                                              2,503           2,427             (76)
Correctional Services, Department of                               2,127,272       2,140,898          13,626
Crime Victims Board                                                   60,392          61,858           1,466
Criminal Justice Services, Division of                               305,713         304,234          (1,479)
Investigation, Temporary State Commission of                           3,071           3,426             355
Judicial Commissions                                                   2,298           2,542             244
Military and Naval Affairs, Division of (1)                        1,630,324       1,840,922         210,598
Parole, Division of                                                  188,005         175,903         (12,102)
Probation and Correctional Alternatives, Division of                  76,114          75,480            (634)
Public Security, Office of                                             7,737          11,929           4,192
State Police, Division of                                            486,640         489,083           2,443
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                4,902,588       5,121,221         218,633
                                                               -------------   -------------   -------------

EDUCATION
Arts, Council on the                                                  45,949          45,789            (160)
City University of New York                                          830,448       1,134,572         304,124
Education, Department of                                          21,603,046      22,694,716       1,091,670
                                                              -------------   -------------   -------------
    SCHOOL AID                                                    15,414,132      16,375,841         961,709
    STAR PROPERTY TAX RELIEF                                       2,819,455       3,018,000         198,545
    HANDICAPPED                                                    1,320,140       1,432,976         112,836
    ALL OTHER                                                      2,049,319       1,867,899        (181,420)
Higher Education Services Corporation                                872,380       1,014,996         142,616
State University Construction Fund                                     8,184           9,402           1,218
State University of New York                                       4,337,870       4,634,189         296,319
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                               27,697,877      29,533,664       1,835,787
                                                               -------------   -------------   -------------

                                                                 2003-2004       2004-2005        ANNUAL
                                                                  ACTUAL          ENACTED         CHANGE
                                                               -------------   -------------   -------------
GENERAL GOVERNMENT
Audit and Control, Department of                                     148,963         176,815          27,852
Budget, Division of the                                               28,955          39,786          10,831
Civil Service, Department of                                          20,148          21,652           1,504
Elections, State Board of                                              3,356           6,616           3,260
Employee Relations, Office of                                          3,298           3,550             252
Executive Chamber                                                     12,458          14,916           2,458
General Services, Office of                                          200,234         213,756          13,522
Inspector General, Office of                                           5,194           5,441             247
Law, Department of                                                   149,095         170,823          21,728
Lieutenant Governor, Office of the                                       358             458             100
Lottery, Division of                                                 159,224         159,651             427
Public Employment Relations Board                                      3,262           3,472             210
Racing and Wagering Board, State                                      13,734          14,832           1,098
Real Property Services, Office of                                     43,472          53,800          10,328
Regulatory Reform, Governor's Office of                                3,227           3,375             148
State, Department of                                                 125,628         234,589         108,961
Tax Appeals, Division of                                               2,676           2,718              42
Taxation and Finance, Department of                                  344,957         338,027          (6,930)
Technology, Office for                                                32,737          19,897         (12,840)
TSC Lobbying                                                           1,044           1,325             281
Veterans Affairs, Division of                                         10,953          12,517           1,564
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                1,312,973       1,498,016         185,043
                                                               -------------   -------------   -------------

ALL OTHER CATEGORIES
Legislature                                                          202,252         201,629            (623)
Judiciary (excluding fringe benefits)                              1,431,275       1,508,013          76,738
Homeland Security                                                     15,676         141,974         126,298
Local Government Assistance                                          823,952         802,661         (21,291)
Long-Term Debt Service                                             3,351,303       3,898,993         547,690
General State Charges/Miscellaneous                                3,824,451       4,176,765         352,314
Capital Accounting Adjustment (2)                                          0      (1,090,000)     (1,090,000)
One-time Payment Deferrals (3)                                     1,900,000               0      (1,900,000)
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                               11,548,909       9,640,035      (1,908,874)
                                                               -------------   -------------   -------------

TOTAL ALL GOVERNMENTAL FUNDS SPENDING                             97,326,542     101,207,255       3,880,713
                                                               =============   =============   =============

NOTE 1: PROJECTED INCLUDES $1.7 BILLION IN WORLD TRADE CENTER SPENDING THAT WILL BE REFLECTED IN VARIOUS AGENCIES AT YEAR END.

NOTE 2: PROJECTED 2004-05 SPENDING BY FUNCTION HAS BEEN ADJUSTED TO INCLUDE CERTAIN OFF-BUDGET CAPITAL PROJECTS SPENDING, HOWEVER IT IS EXCLUDED FROM TOTAL PROJECTED SPENDING. THIS SPENDING IS NOT INCLUDED IN ACTUAL CASH RESULTS BY THE STATE COMPTROLLER ON A CASH BASIS BUT IS REFLECTED ON A GAAP BASIS.

NOTE 3: TO PROVIDE A COMPARABLE ANNUAL CHANGE BY FUNCTION, SPENDING BY FUNCTION HAS BEEN ADJUSTED FOR $1.9 BILLION IN ONE-TIME PAYMENT DEFERRALS FROM 2002-03 TO 2003-04. THE PAYMENT DEFERRALS ARE SHOWN IN AGGREGATE AND WERE DETAILED MOST RECENTLY IN THE 2003-04 YEAR-END REPORT.

SPECIAL CONSIDERATIONS

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the section entitled "Economics and Demographics," in this AIS.

     Based on current projections, the 2004-05 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. DOB expects to incorporate the fiscal management plan into the Financial Plan projections in the Mid-Year Update to the Financial Plan, planned for October 2004.

     As of the close of 2003-04, balances in the State's principal reserves to guard against unbudgeted risks totaled $815 million. The reserves include $794 million in the Tax Stabilization Reserve Fund and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the Fund will reach its statutory maximum balance of 2 percent or $840 million with the next annual deposit.

     Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

FEDERAL ISSUES

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                     UPDATE TO ANNUAL INFORMATION STATEMENT
                             (AIS) STATE OF NEW YORK

                                November 16, 2004

     This quarterly update (the "Update") to the AIS of the State of New York is dated November 16, 2004 and contains information only through that date. It is the first quarterly update to the AIS of the State of New York dated September 19, 2004. The information in this Update is organized into three parts.

     PART I contains information on the State's Financial Plan projections. In
Part I, readers will find: (a) EXTRACTS from the Mid-Year Update to the 2004-05 Financial Plan (the "Mid- Year Update") issued by the Division of the Budget
(DOB) on November 1, 2004 and (b) a discussion of special considerations that may affect the State's Financial Plan projections.

     PART II includes a summary of the State's updated Five-Year Capital Program and Financing Plan that DOB issued on November 15, 2004, and updates on other debt-related matters. The full Capital Program and Financing Plan for the 2004-05 through 2008-09 fiscal years is incorporated by reference, and is available from DOB at the address below.

     PART III updates information related to certain litigation against the State. Information relating to litigation is furnished by the State Office of the Attorney General.

     The State plans to issue updates to the AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this Update with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC) has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the 2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

USAGE NOTICE

     This Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of the State and certain other issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An informational copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the Update on this website is NOT intended as a republication of the information therein on any date subsequent to its release date.

     NEITHER THIS UPDATE NOR ANY PORTION THEREOF MAY BE INCLUDED IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT, OR INCORPORATED BY REFERENCE IN AN OFFICIAL STATEMENT UNLESS (i) DOB HAS EXPRESSLY CONSENTED THERETO FOLLOWING A WRITTEN REQUEST TO THE STATE OF NEW YORK, DIVISION OF THE

BUDGET, STATE CAPITOL, ALBANY, NY 12224 AND (ii) A CDA RELATING TO THE SERIES OF BONDS OR NOTES DESCRIBED IN SUCH PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT HAS BEEN AGREED TO BE EXECUTED BY DOB. ANY SUCH USE, OR INCORPORATION BY REFERENCE, OF THIS UPDATE OR ANY PORTION THEREOF IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT OR INCORPORATION BY REFERENCE IN ANY OFFICIAL STATEMENT OR OTHER OFFERING DOCUMENT WITHOUT SUCH CONSENT AND AGREEMENT BY DOB TO EXECUTE A CDA IS UNAUTHORIZED AND THE STATE EXPRESSLY DISCLAIMS ANY RESPONSIBILITY WITH RESPECT TO THE INCLUSION, INTENDED USE, AND UPDATING OF THIS UPDATE IF SO MISUSED.

                                     PART I

MID-YEAR UPDATE TO THE 2004-05 FINANCIAL PLAN

     DOB PREPARED THE EXTRACTS OF THE MID-YEAR UPDATE SET FORTH BELOW. THE MID-YEAR UPDATE CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2004-05 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED HEREIN.

INTRODUCTION

     This Mid-Year Update is submitted pursuant to Section 23 of the State Finance Law. In this Mid-Year Update readers will find:

          - An explanation of the mid-year revisions to the 2004-05 Enacted Budget Financial Plan and updated gap projections for 2005-06 and 2006-07;

          - A revised forecast for the national and State economies that supports the current Financial Plan projections;

          -    Monthly General Fund cash flow projections for 2004-05;

          -    A discussion of Financial Plan reserves and risks;

          - Updated 2004-05 receipts and disbursements estimates under the Health Care Reform Act (HCRA); and,

          - Updated information on the State's debt outstanding and debt service caps, as well as the State's variable rate debt levels.

     Financial Plan tables summarizing (a) the General Fund, State Funds, and All Governmental Funds Cash-basis Financial Plans, (b) the monthly General Fund cash flow, (c) he quarterly HCRA cash flow, and (d) General Fund, State Funds, and All Governmental Funds spending by function appear at the end of this Mid-Year Update.

     The Enacted Budget estimates cited in this Mid-Year Update were published in DOB's report, "2004-05 Enacted Budget Report," issued on September 14, 2004.

     Both this Mid-Year Update and the Enacted Budget Report are available on-line at www.budget.state.ny.us or by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705.

GENERAL FUND SUMMARY

     On September 14, 2004, DOB issued the Enacted Budget Report for the 2004-05 fiscal year. DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor's vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (FMP) in cooperation with State agencies.

     DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The revisions to revenue and spending, which are based upon results to date and a revised economic outlook, are explained in more detail later in this Mid-Year Update. The most significant changes include upward revisions to the personal income tax (PIT) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.

     The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in administrative savings. The DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05 (the risks surrounding the conversion proceeds are described later in this Mid-Year Update).

     The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (Tax Stabilization Reserve Fund) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05.

     The following table summarizes the changes since the Enacted Budget. A detailed explanation of the changes is provided later in this Mid-Year Update.

                                  GENERAL FUND
                              (MILLIONS OF DOLLARS)

                                                       2004-05      2005-06      2006-07
                                                     ---------    ---------    ---------
ENACTED BUDGET (BEFORE VETOES & FMP)                      (669)      (6,350)      (7,954)

  VETOES                                                   235          211          259

ENACTED BUDGET (BEFORE FMP)                               (434)      (6,139)      (7,695)

  REVENUES                                                 359          513          505

  NEW COSTS                                               (215)        (819)        (968)
                                                     ---------    ---------    ---------
  Medicaid                                                 (90)        (109)        (175)
  DOCS                                                     (75)         (89)        (104)
  Lottery                                                  (55)           0            0
  Collective Bargaining                                    (43)        (205)        (191)
  Mental Hygiene                                           (15)        (111)        (153)
  School Aid                                                 0         (207)        (327)
  SUNY                                                       0          (80)         (85)
  All Other Changes                                         63          (18)          67

  FISCAL MANAGEMENT PLAN SAVINGS                           290          450          450
                                                     ---------    ---------    ---------
  FMP Savings Achieved (to date)                            66           83           47
  Remaining FMP Savings Needed                             224          367          403

MID-YEAR UPDATE                                              0       (5,995)      (7,708)

     As a result of the mid-year revisions, the DOB projects that All Governmental Funds spending will total $101.3 billion in 2004-05, an increase of $84 million from the Enacted Budget.

FISCAL MANAGEMENT PLAN

     The Governor directed DOB to develop a FMP to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance and begin to address the 2005-06 and 2006-07 budget gaps. The following table summarizes the savings achieved to date and the remaining savings needed to achieve budget balance in the current year.

                         FISCAL MANAGEMENT PLAN SAVINGS
                              (MILLIONS OF DOLLARS)

                                                       2004-05      2005-06      2006-07
                                                     ---------    ---------    ---------
FMP SAVINGS ACHIEVED (TO DATE)                              66           83           47
                                                     ---------    ---------    ---------
  SUNY                                                      23           25           22
  Medicaid                                                  20           23            0
  Health                                                    13           13           10
  Mental Hygiene                                             6           15            8
  Tax and Finance                                            3            6            6
  All Other                                                  1            1            1

REMAINING FMP SAVINGS TO BE ACHIEVED                       224          367          403

TOTAL FISCAL MANAGEMENT PLAN SAVINGS                       290          450          450

     FMP savings include the implementation of administrative efficiencies in several programs run by the agencies noted above, and the maximization of Federal and other available resources. These savings include lower spending for State University of New York (SUNY) operating aid ($23 million), maximization of offsets in the Medicaid Escrow Account ($20 million), and efficiencies in the Early Intervention Program ($10 million). FMP savings were also achieved by the Office of Alcoholism and Substance Abuse Services, the Office of Children and Family Services, the Office of Employee Relations, Office of Parks, Recreation and Historic Preservation, the Public and Private Employment Relations Board and the Commission on Quality of Care for the Mentally Disabled.

     The DOB will continue to work in cooperation with State agency managers to develop administrative and legislative actions to achieve the full value of FMP savings counted on in the three-year Financial Plan. In addition to administrative savings, elements of the plan may include cost containment proposals that can be presented for legislative consideration later this year.

VETOES

     On August 20, 2004, Governor Pataki exercised his veto authority. This action contributed to closing approximately one-third of the projected imbalance at that time. The Mid-Year Update relies upon the $235 million in General Fund savings from vetoes in 2004-05 with comparable savings in 2005-06 and 2006-07. In addition, the Governor also vetoed $1.6 billion in new bonding for capital spending. Under the State Constitution, the Legislature must act on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

ECONOMIC OUTLOOK

NATIONAL ECONOMY

     The outlook for the US economy remains essentially unchanged from that reported in the Enacted Budget. The national economy, as measured by real U.S. Gross Domestic Product (GDP), grew 4.9 percent during the first half of 2004 compared to the same period last year, however, output growth is expected to slow to 4.3 percent for the year reflecting slower second half growth. DOB expects output growth to slow to 3.2 percent in 2005 consistent with DOB's estimate of historical trend growth for the economy. The Federal Reserve increased its Federal Funds rate target at each of its last three meetings, from 1.00 percent to 1.75 percent,(4) and is expected to continue to raise rates at a "measured pace" through 2005 and beyond. Rising interest rates, fading fiscal stimulus, as well as higher energy costs are expected to contribute to lower real consumption growth -- the major factor in the expected slowdown in output growth.

     Output has been growing above trend and employment growth has remained essentially consistent with DOB's projections. However, the labor market is expected to improve in 2005, with employment growth accelerating to 1.8 percent, following 1.0 percent growth for 2004. The outlook for personal income is weaker than in the Enacted Budget Report due largely to the impact of the hurricanes late in 2004 and the return to trend growth in 2005 (just above 3 percent annually). Personal income is expected to grow 5.3 percent in 2005, following
5.2 percent growth for 2004. In addition, DOB now expects moderately higher inflation for 2005 than projected in the Enacted Budget Report, primarily due to the persistent rise in oil prices. Consumer prices are expected to grow 2.7 percent in both 2004 and 2005.

                            MAJOR ECONOMIC INDICATORS

                                                          2003     2004    2005
Gross Domestic Product (real)                              3.0      4.3     3.2
Personal Income                                            3.2      5.2     5.3
Nonfarm Employment                                        (0.3)     1.0     1.8
Consumer Price Index                                       2.3      2.7     2.7

NOTE: NUMBERS ABOVE ARE PERCENT CHANGE/CALENDAR YEAR. DOB ESTIMATES ARE BASED ON NATIONAL INCOME AND PRODUCT ACCOUNT DATA THROUGH SEPTEMBER 2004.
SOURCE:  U.S. BUREAU OF ECONOMIC ANALYSIS, DOB STAFF ESTIMATES.

     DOB's forecast is not without risk. If oil prices remain above $50 per barrel, both inflation and interest rates could be higher and real output growth lower than expected. Persistent geopolitical uncertainty could combine with higher energy prices resulting in slower profit growth and slower job growth than expected. In turn, continued weakness in the labor market could further depress consumption spending. In contrast, if oil prices decline faster than expected, real consumption and output could be stronger, while inflation could be weaker than predicted.

STATE ECONOMY

     DOB's New York State Index of Coincident Economic Indicators shows that the State economy entered a recovery in September 2003. The State economy has added about 70,000 private sector jobs since August of last year. The DOB outlook for the State labor market is slightly weaker than projected in the Enacted Budget Report, but represents a significant improvement from the 0.6 percent decline observed in 2003. The total State employment is projected to rise 0.3 percent in 2004, followed by growth of 0.9 percent in 2005. Wage income is projected to rise 5.6 percent in 2004, followed by growth of 4.7 percent for 2005, representing virtually no change from the Enacted Budget Report. Employment, wage, and total personal income growth projected for 2004 and 2005 reflect the belief that the State economy is solidly on an expansionary path.

     In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected, with this impact largely felt during the first quarter of 2005. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

----------
(4) Since the release of the Mid-Year Update, the Federal Reserve increased the Federal Funds rate to 2.0%.

                            MAJOR ECONOMIC INDICATORS

                                                          2003     2004     2005
Personal Income                                            2.3      5.3      4.8
Nonagricultural Employment                                (0.6)     0.3      0.9
Unemployment Rate                                          6.3      6.0      5.6

NOTE: NUMBERS ABOVE ARE PERCENT CHANGES FOR PERSONAL INCOME AND NONAGRICULTURAL EMPLOYMENT AND PERCENTS FOR THE UNEMPLOYMENT RATE, CALENDAR YEAR BASIS.
SOURCE: U.S. BUREAU OF ECONOMIC ANALYSIS, NYS DEPARTMENT OF LABOR, DOB STAFF ESTIMATES.

ALL GOVERNMENTAL FUNDS SUMMARY

SUMMARY OF RECEIPT CHANGES

     Total receipts in 2004-05 are now projected at $43.0 billion in the General Fund, an increase of $359 million from the Enacted Budget and an annual increase of $687 million (1.6 percent). State Funds receipts are estimated at $63.4 billion, $287 million above the Enacted Budget and an annual increase of $1.3 billion (2.0 percent). In All Governmental Funds, the broadest measure of the State budget, receipts are projected to total $100.6 billion, an increase of $445 million above the Enacted Budget and $1.6 billion (1.6 percent) over 2003-04. A detailed discussion of annual growth in receipts is contained in the Enacted Budget Report.

                           SUMMARY OF RECEIPT CHANGES
                              (MILLIONS OF DOLLARS)

                                                       GENERAL        STATE          ALL
                                                          FUND        FUNDS        FUNDS
                                                     ---------     --------     --------
2003-04 ACTUALS                                         42,327       62,170       98,989

2004-05 ENACTED BUDGET                                  42,655       63,153      100,118

Personal Income Tax                                        227          300          300
PIT Revenue Bond Tax Fund Transfer                          73            0            0
Real Estate Transfer Tax                                   165          165          165
Miscellaneous Receipts                                     (91)        (183)        (189)
Federal Grants                                               6            5          169
All Other Changes                                          (21)           0            0
                                                     ---------     --------     --------
NET CHANGE FROM ENACTED BUDGET                             359          287          445

2004-05 MID-YEAR UPDATE                                 43,014       63,440      100,563

ANNUAL CHANGE FROM 2003-04
-- DOLLAR CHANGE                                           687        1,270        1,574
-- PERCENT CHANGE                                          1.6%         2.0%         1.6%

ANNUAL CHANGE ADJUSTED FOR $1.9B IN
TOBACCO PROCEEDS RECEIVED IN 2003-04
-- DOLLAR CHANGE                                         2,587        3,170        3,474
-- PERCENT CHANGE                                          6.4%         5.3%         3.6%

         NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

   PERSONAL INCOME TAX/REVENUE BOND TAX FUND: Total PIT receipts in the General Fund are estimated at $18.7 billion in 2004-05, an increase of $227 million in the Enacted Budget estimate. DOB has revised the estimate for net income tax receipts from All Governmental Funds upward by $300 million reflecting stronger-than-expected collections results through September. The estimate includes an additional $376 million in current-year estimated tax payments reflecting stronger-than-expected results to date, and a net increase of $25 million in final returns for the 2003 tax year, refunds, and delinquencies, offset by a lower withholding estimate ($101 million). Deposits to the Revenue Bond Tax Fund (RBTF) are increased by $73 million reflecting better-than-expected results to date. Current year results are expected to exceed 2003-04 actual collections by almost $3.0 billion. This reflects a net positive change in the Refund Reserve Account of almost $1.3 billion. Important risks affecting the PIT estimate include the strength of growth in the overall economy, financial and real estate markets, and financial sector compensation trends.

   REAL ESTATE TRANSFER TAXES: Real estate transfer taxes are now expected to exceed Enacted Budget estimates by $165 million reflecting the strong commercial and residential real estate markets.

   MISCELLANEOUS RECEIPTS: In the General Fund, miscellaneous receipts are expected to total $2.3 billion in 2004-05, $91 million lower than the Enacted Budget estimate. The decrease in expected collections is primarily due to a decrease of $112 million in license and fees revenues to compensate for lower-than-expected collections to date, and changes in the valuation of previous law changes. This decline is partially compensated for by an increase of $27 million in other transactions in expectation of increases in medical provider assessments revenues and higher-than-expected collections to date. Miscellaneous receipts have declined significantly from 2003-04 reflecting the loss of one-time receipts.

   In All Governmental Funds, miscellaneous receipts are projected to decrease by $189 million from the Enacted Budget estimates. This decrease is primarily due to $91 million in General Fund changes described above, reductions in bond proceeds resulting from lower than anticipated spending in the Dedicated Highway and Bridge Trust Fund ($60 million) and in the Capital Projects Fund ($24 million), lower receipts from the delayed implementation of the New York State Options for People Through Services Program ($62 million) (NYS-OPTS a system of services for individuals with developmental disabilities intended to provide them with greater flexibility and choices about their own care), and $55 million in lower Lottery receipts primarily due to a reduction in the Video Lottery Terminal (VLT) program estimate based upon the results to date. These decreases are offset by higher SUNY receipts of $142 million generated primarily by hospital services ($46 million), self-supporting program revenue ($13 million) and Capital Projects Funds ($42 million) to support spending.

   FEDERAL GRANTS: Receipts in this category have been increased by $169 million above the Enacted Budget primarily to support higher projected spending for Medicaid ($125 million) as described below and Children and Families Services including adoption and foster care ($47 million).

   ALL OTHER CHANGES: In comparison to the Enacted Budget forecast, all other receipts have been revised downward by $21 million. The principal revisions include a higher transfer for capital projects related to the Consolidated Highway Improvement Program offset by debt service savings.

   The estimates for both user taxes and fees and business taxes remain unchanged from the Enacted Budget forecast. However, although the total amounts estimated for business taxes in 2004-05 are unchanged, DOB has made some adjustments to estimates of various taxes within this category. The bank tax estimate is increased by $120 million due to stronger than anticipated collections to date, offset by lower-than-expected corporate franchise tax ($91 million) and utility tax ($29 million) payments.

SUMMARY OF DISBURSEMENT CHANGES

     The DOB projects General Fund disbursements will total $43.2 billion in 2004-05, an increase of $149 million over the Enacted Budget estimate, after reflecting FMP savings to date. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.3 billion in 2004-05, reflecting a modest net reduction in spending of $20 million in State Funds and a slight increase of $84 million in All Governmental Funds from the Enacted Budget. The major components of the disbursement changes since the Enacted Budget are summarized in the following table and are explained in more detail below.

                         SUMMARY OF DISBURSEMENT CHANGES
                              (MILLIONS OF DOLLARS)

                                                       GENERAL        STATE          ALL
                                                          FUND        FUNDS        FUNDS
                                                     ---------     --------     --------
     2003-04 ACTUALS                                    42,065       61,332       97,326

     2004-05 ENACTED BUDGET                             43,039       64,293      101,207

     Medicaid                                               90           24          149
     SUNY                                                    0          113          118
     DOCS                                                   75           75           81
     Lottery                                                55            0            0
     Judiciary                                              43           43           43
     Mental Hygiene                                         15          (50)         (46)
     Transportation                                          0          (78)        (132)
     All Other Changes                                     (63)         (85)         (67)
                                                     ---------     --------     --------
     SUBTOTAL                                              215           42          146
     FMP Savings to Date                                   (66)         (62)         (62)
                                                     ---------     --------     --------
     NET CHANGE FROM ENACTED BUDGET                        149          (20)          84

     2004-05 MID-YEAR UPDATE                            43,188       64,273      101,291

     ANNUAL CHANGE FROM 2003-04
     -- DOLLAR CHANGE                                    1,123        2,941        3,965
     -- PERCENT CHANGE                                     2.7%         4.8%         4.1%

     ANNUAL CHANGE ADJUSTED FOR $1.9B IN
     PAYMENT DEFERRALS PAID IN 2003-04
     -- DOLLAR CHANGE                                    3,023        4,841        5,865
     -- PERCENT CHANGE                                     7.5%         8.1%         6.1%

      NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

   MEDICAID: All Governmental Funds Medicaid spending is expected to increase by $149 million over the Enacted Budget estimate. The revision is comprised of higher spending in the General Fund ($90 million) and Federal Funds ($125 million), partially offset by lower spending in other State funds ($66 million). The General Fund spending revisions and the corresponding increase in the Federal share of Medicaid costs are the result of higher than expected prescription drug prices and pharmacy utilization ($80 million) and personal and home health care utilization ($60 million), partially offset by underspending for various other services, including inpatient and outpatient hospital services ($50 million). In addition, projected Special Revenue Fund spending for certain programs funded through HCRA and disbursements associated with disproportionate share payments to hospitals are expected to be lower than the Enacted Budget estimates.

   STATE UNIVERSITY OF NEW YORK: Projected All Governmental Funds spending has been increased by $118 million over the Enacted Budget estimate primarily due to reestimates for operating costs associated with SUNY hospitals ($46 million) and SUNY State-operated campuses ($13 million), and reestimates in capital projects spending ($42 million) based upon year-to-date experience.

   LOTTERY: Total receipts from the Lottery Fund, which are used to finance school aid spending, are estimated to be $55 million lower than the Enacted Budget projection. These lower receipts are primarily due to a reduction in VLTs revenues based upon the trend of actual receipts to date ($82 million) offset by the use of available fund balances ($27 million).

   DEPARTMENT OF CORRECTIONAL SERVICES: On an All Governmental Funds basis, projected DOCS spending has been increased by $81 million over the Enacted Budget estimate. This revision primarily reflects higher than expected costs for health services and pharmaceuticals ($35 million), overtime ($30 million), and fuel and utility expenses ($10 million).

   JUDICIARY: The estimate for Judiciary spending has been increased by $43 million over the Enacted Budget estimate to reflect an increase in personal service costs resulting from the recently negotiated collective bargaining agreement.

   MENTAL HYGIENE: All Governmental Funds spending in the Office of Mental Retardation and Developmental Disabilities (OMRDD) is expected to decrease by $46 million from the Enacted Budget estimate primarily due to the delayed implementation of OMRDD's NYS-OPTS Program.

   TRANSPORTATION: The revisions from the Enacted Budget estimates are driven primarily by a reestimate of capital projects spending in the Capital Projects Fund ($24 million), the Dedicated Highway and Bridge Trust Fund ($60 million), and Federal Funds ($57 million) based upon year-to-date experience.

   ALL OTHER CHANGES: The $63 million downward revision in the General Fund reflects changes in various programs based upon year-to-date experience, including reestimates to general state charges due in part to lower worker's compensation costs ($56 million) and debt service ($4 million).

   FISCAL MANAGEMENT PLAN SAVINGS: Savings achieved through implementation of the FMP amount to $66 million in the General Fund and $62 million in State Funds and All Governmental Funds. FMP savings achieved to date include the implementation of administrative efficiencies in several programs and the maximization of Federal and other available resources as described earlier in this Mid-Year Update.

   COLLECTIVE BARGAINING: DOB still continues to project General Fund collective bargaining costs of $274 million in 2004-05 for Executive Branch agencies. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, and the State's Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies/programs with this Mid-Year Update. The State still assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.

GENERAL FUND OUTYEAR PROJECTIONS

     The DOB projects General Fund budget gaps in the range of $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, essentially unchanged from the Enacted Budget estimates.

     The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

SOURCES OF PROJECTED GENERAL FUND OUTYEAR GAPS

     As noted in the Enacted Budget Report, the projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, and the loss of nonrecurring resources used to help balance the budget in 2004-05. The following chart provides a "zero-based" look at the 2005-06 gap.

                          SOURCES OF 2005-06 BUDGET GAP
                              (BILLIONS OF DOLLARS)

                                                                         2005-06
                                                                       ---------
       Revenue Growth                                                        2.3
       Loss of Nonrecurring Actions                                         (2.1)
       PIT/Sales Tax Temporary Surcharge Phase-out/Clothing Exemption       (1.1)
       Final Use of Tobacco Proceeds                                        (0.4)
       Medicaid Growth                                                      (0.8)
       Loss of FMAP                                                         (0.2)
       State Takeover of FHP                                                (0.3)
       School Aid                                                           (0.8)
       Pension/Health Insurance Costs                                       (0.7)
       Increasing Debt Service and STAR Costs                               (0.5)
       All Other Spending Growth                                            (1.4)
       -------------------------------------------------------------------------
       2005-06 PROJECTED BUDGET GAP                                         (6.0)

     Receipts in 2005-06 are projected to decrease by $761 million from the current year. Underlying revenue growth of $2.3 billion (4.8 percent) is offset by decreases attributable to the loss of several one-time revenues ($1.2 billion), tax law changes, including the phase-out of the PIT surcharge and the one-quarter percent increase in sales tax, and reversion to a fullyear clothing tax exemption ($1.1 billion), and the final use of the tobacco securitization proceeds ($400 million).

     Disbursements are projected to increase by $5.2 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings detailed in the Enacted Budget Report ($883 million); underlying growth in Medicaid, including the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization ($800 million), the expiration of a temporary 2.95 percent increase in the Federal Medicaid match rate ($220 million); the continued phase-in of the State takeover of local government Family Health Plus (FHP) costs ($280 million); school aid, which reflects current year reestimates that are payable in 2005-06 as well as projected growth on a school year basis ($798 million); higher pension costs ($489 million), primarily resulting from last year's legislation, and rising health insurance costs ($247 million).

CHANGES FROM THE ENACTED BUDGET

     Total receipt estimates have been revised upward from Enacted Budget projections by $513 million in 2005-06 and $505 million in 2006-07. The changes are concentrated in the personal income tax and the real estate transfer tax. Both sources are performing better than expected in the current fiscal year and it is expected that these results will continue into 2005-06 and 2006-07. Overall, the economic assumptions underlying the outyear estimates remain largely consistent with Enacted Budget estimates and do not suggest significant changes in revenue growth rates beyond these base adjustments. DOB expects growth in the receipts base of 5.7 percent over the next two fiscal years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

     In comparison to the Enacted Budget forecast, General Fund disbursements are expected to increase by $736 million in 2005-06 and $921 million in 2006-07. Major sources of growth include higher current year school aid liabilities that are payable in 2005-06 and thereafter as well as revised estimates for expense-based programs ($207 million in 2005-06 growing to $327 million in 2006-07); additional collective bargaining costs for the City University and the Judiciary ($205 million in 2005-06 and $191 million in 2006-07); higher costs for mental hygiene programs due mainly to the delay in implementing the NYS-OPTS program, continued development of pipeline expansion, mandated staffing requirements, and higher pharmaceutical and utility costs ($111 million in 2005-06 and $153 million in 2006-07); Medicaid revisions based on current year spending experience ($109 million in 2005-06 growing to $175 million in 2006-07); and higher overtime and health services costs in DOCS ($89 million in 2005-06 and $104 million in 2006-07). FMP savings are valued at $83 million in 2005-06 and $47 million in 2006-07.

     Please refer to the Enacted Budget Report for more details on the projected growth in outyear receipts and disbursements.

CASH FLOW

     DOB projects positive quarterly balances of $1.8 billion in December 2004 and $1.1 billion at the end of March 2005 (including projected FMP savings). Monthly cash flow projections are included in the Financial Plan tables at the end of this Mid-Year Update.

     The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.

     The Office of the State Comptroller (OSC) is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month, and repay them by month end. This authorization was utilized in June 2004 and September 2004 to support General Fund intramonth daily cash flow needs; however, as required under the legislation, the General Fund ended both June and September with positive cash balances of $1.9 billion and $2.4 billion, respectively.

FINANCIAL PLAN RESERVES AND RISKS

     The State projects balances in its principal reserves to guard against unbudgeted risks will remain at $815 million. The reserves include $794 million in the rainy day reserve and $21 million in the Contingency Reserve Fund for litigation.

     Ongoing litigation challenging the use of proceeds resulting from the conversion of Empire from a not-for-profit corporation to a for-profit corporation could result in a loss of resources in 2004-05 for both the General Fund and HCRA. Pursuant to court order, all proceeds are currently being held in escrow by the State Comptroller until a judgment is rendered. The current HCRA Plan (described in the next section), which expires on June 30, 2005, counts on a total of $1.2 billion in conversion proceeds, including planned proceeds from future sales. In addition, another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2004-05. Availability of these resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. The General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds. In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.

     In CAMPAIGN FOR FISCAL EQUITY (CFE) v. STATE OF NEW YORK, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education. The Court has appointed a panel of three Special Masters who are expected to submit a report to the Court by November 30, 2004. The Court has directed the Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools.

     DOB continues to assume the entire outyear value of VLTs is reserved to help finance compliance with the CFE court case. Under an expansion plan proposed by the Governor in the 2004-05 Executive Budget, receipts from VLTs were expected to be $950 million in 2005-06. This plan was not enacted by the Legislature. Eight VLT facilities are authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities were expected to produce the majority of the VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were considered unconstitutional.

     While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.

HEALTH CARE REFORM ACT FINANCIAL PLAN

     HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. The current HCRA legislation expires on June 30, 2005.

                           2004-05 HCRA FINANCIAL PLAN
                              (MILLIONS OF DOLLARS)

          OPENING FUND BALANCE                                                      430

          PUBLIC GOODS POOL:                                                      2,632
          Surcharges                                                              1,493
          Covered Lives Assessment                                                  703
          Hospital Assessment (1 percent)                                           217
          Federal Funds/Other                                                       219

          TOBACCO CONTROL AND INSURANCE INITIATIVES POOL:                         2,200
          Empire Conversion Proceeds                                              1,217
          Cigarette Tax                                                             693
          Federal Funds                                                             290
          TOTAL RECEIPTS                                                          4,832

          DISBURSEMENTS:
          Medicaid/Public Health Support                                          1,067
          Hospital Indigent Care                                                    826
          EPIC                                                                      494
          Graduate Medical Education                                                383
          FHP                                                                       381
          CHP                                                                       375
          Workforce Recruitment/Retention                                           329
          All Other                                                                 617
          TOTAL DISBURSEMENTS                                                     4,472

          CLOSING FUND BALANCE                                                      790

HCRA RECEIPTS

     Total receipts, estimated at $4.8 billion in 2004-05, remain unchanged since the Enacted Budget and primarily comprise surcharges on hospital revenues, Empire conversion proceeds (includes $200 million that will be transferred to the General Fund), a covered lives assessment paid by insurance carriers, cigarette taxes, Federal Funds, and hospital assessments of 1 percent of net revenues.

     As described earlier in this Mid-Year Update, there is a risk that Empire conversion proceeds may not become available as budgeted. If Empire conversion proceeds are not available by March 31, 2005, the General Fund would be required to make payments under the tobacco revenue guarantee and statutory loan repayment provision in the range of $100 to $200 million, based on current projections.

HCRA DISBURSEMENTS

     Total disbursements of nearly $4.5 billion are projected in 2004-05, and remain unchanged since the Enacted Budget projections. Roughly three-quarters of these disbursements are already appropriated in the State Budget, and are reflected in the Financial Plan estimates earlier in this Mid-Year Update, including transfers to accommodate various Medicaid and public health costs, hospital indigent care, Elderly Pharmaceutical Insurance Coverage (EPIC), FHP, Child Health Plus (CHP), provider workforce recruitment and retention funds paid through Medicaid rates, and mental health expansion programs. The remaining spending excluded from the State Budget comprises programs that have historically been excluded such as Graduate Medical Education and excess medical malpractice, as well as various programs serving the uninsured and anti-tobacco programs.

     A cash balance of $790 million is projected at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires.

     A detailed quarterly cash flow projection is included in the Financial Plan tables at the end of this Mid-Year Update.

DEBT MANAGEMENT

     The Debt Reform Act of 2000 imposed phased-in limits on the amount of new Statesupported debt and debt service costs. The State has also authorized a limited amount of variable rate and swap authorizations to reduce overall costs.

DEBT REFORM

     The Debt Reform Act of 2000 restricts debt to capital purposes only, and imposed phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000. Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.

     For the 2003-04 fiscal year, the debt outstanding and debt service caps are
1.98 percent each. As shown in the table below, actual levels of debt outstanding and debt service costs continue to remain below the limits imposed by the Act.

                              DEBT OUTSTANDING CAP
                              (DOLLARS IN MILLIONS)

   New Debt Outstanding                                                $    10,891
   Personal Income (CY 2003)                                           $   701,852
   Debt Outstanding (Percent of PI)                                           1.55%
   Cap Imposed by Debt Reform Act                                             1.98%

                                DEBT SERVICE CAP
                              (DOLLARS IN MILLIONS)

   New Debt Service                                                    $       837
   Governmental Funds Receipts                                         $    99,698
   Debt Service (Percent of Govt'l Fund Receipts)                             0.84%
   Cap Imposed by Debt Reform Act                                             1.98%

EXPLANATION OF THE FINANCIAL PLAN TABLES

     The State's Financial Plan forecasts receipts and disbursements for each fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing GDP, employment levels, inflation, wages, consumer spending, and other relevant economic indicators. Then DOB projects the yield of the State's revenue structure against the backdrop of these forecasts.

     Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.

THE STATE'S FUND STRUCTURE

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects
Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes

State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:

     The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

     Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

     Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

     Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., taxes, miscellaneous receipts, Grants to Local Governments, State Operations). The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2004-05 fiscal year.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                          ENACTED        CHANGE       OCTOBER
                                                       ----------    ----------    ----------
OPENING FUND BALANCE                                        1,077             0         1,077
                                                       ==========    ==========    ==========
RECEIPTS:
Taxes:
   Personal income tax                                     18,490           226        18,716
   User taxes and fees                                      8,679             0         8,679
   Business taxes                                           3,714             0         3,714
   Other taxes                                                764             0           764
Miscellaneous receipts                                      2,438           (91)        2,347
Federal grants                                                  0             6             6
Transfers from other funds:
   PIT in excess of Revenue Bond debt service               5,612           101         5,713
   Sales tax in excess of LGAC debt service                 2,158             0         2,158
   Real estate taxes in excess of CW/CA debt service          246           165           411
   All other                                                  554           (48)          506
                                                       ----------    ----------    ----------
   Total receipts                                          42,655           359        43,014
                                                       ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                                29,392            90        29,482
State operations                                            7,501           124         7,625
General State charges                                       3,671           (56)        3,615
Transfers to other funds:
   Debt service                                             1,737            (4)        1,733
   Capital projects                                           196            (2)          194
   Other purposes                                             542            (3)          539
                                                       ----------    ----------    ----------
   TOTAL DISBURSEMENTS                                     43,039           149        43,188
                                                       ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                                        434          (210)          224
                                                       ==========    ==========    ==========

CHANGE IN FUND BALANCE                                         50             0            50
                                                       ==========    ==========    ==========

CLOSING FUND BALANCE                                        1,127             0         1,127
                                                       ==========    ==========    ==========

Tax Stabilization Reserve Fund                                794             0           794
Contingency Reserve Fund                                       21             0            21
Community Projects Fund                                       312             0           312

          NOTE: THE $210 MILLION CHANGE IN THE FISCAL MANAGEMENT PLAN CATEGORY IS COMPRISED OF $66 MILLION IN FMP SAVINGS AND $144 MILLION IN EXCESS RECEIPTS OVER DISBURSEMENTS.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2005-2006
                              (MILLIONS OF DOLLARS)

                                                          ENACTED        CHANGE       OCTOBER
                                                       ----------    ----------    ----------
RECEIPTS:
Taxes:
   Personal income tax                                     18,843           240        19,083
   User taxes and fees                                      8,075             0         8,075
   Business taxes                                           3,823             0         3,823
   Other taxes                                                820             0           820
Miscellaneous receipts                                      1,700            11         1,711
Federal grants                                                  0             4             4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service               5,825            96         5,921
   Sales tax in excess of LGAC debt service                 2,130             0         2,130
   Real estate taxes in excess of CW/CA debt service          250           163           413
   All other                                                  277            (1)          276
                                                       ----------    ----------    ----------
   TOTAL RECEIPTS                                          41,743           513        42,256

DISBURSEMENTS:
Grants to local governments                                33,062           (60)       33,002
State operations                                            7,927           755         8,682
General State charges                                       4,334             7         4,341
Transfers to other funds:
   Debt service                                             1,843           (18)        1,825
   Capital projects                                           213            17           230
   Other purposes                                             553            35           588
                                                       ----------    ----------    ----------
   TOTAL DISBURSEMENTS                                     47,932           736        48,668
                                                       ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                                        450           (83)          367
                                                       ==========    ==========    ==========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                   (50)            0           (50)
                                                       ==========    ==========    ==========

MARGIN                                                     (5,689)         (306)       (5,995)
                                                       ==========    ==========    ==========

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2006-2007
                              (MILLIONS OF DOLLARS)

                                                          ENACTED        CHANGE       OCTOBER
                                                       ----------    ----------    ----------
RECEIPTS:
Taxes:
   Personal income tax                                     19,721           251        19,972
   User taxes and fees                                      8,304             0         8,304
   Business taxes                                           3,902             0         3,902
   Other taxes                                                878             0           878
Miscellaneous receipts                                      1,735            (4)        1,731
Federal grants                                                  0             4             4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service               6,008            92         6,100
   Sales tax in excess of LGAC debt service                 2,197             0         2,197
   Real estate taxes in excess of CW/CA debt service          259           163           422
   All other                                                  274            (1)          273
                                                       ----------    ----------    ----------
   TOTAL RECEIPTS                                          43,278           505        43,783
                                                       ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                                35,362           125        35,487
State operations                                            8,276           877         9,153
General State charges                                       4,888          (136)        4,752
Transfers to other funds:
   Debt service                                             1,818             1         1,819
   Capital projects                                           214            13           227
   Other purposes                                             565            41           606
                                                       ----------    ----------    ----------
   TOTAL DISBURSEMENTS                                     51,123           921        52,044
                                                       ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                                        450           (47)          403
                                                       ==========    ==========    ==========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                  (150)            0          (150)
                                                       ==========    ==========    ==========

MARGIN                                                     (7,245)         (463)       (7,708)
                                                       ==========    ==========    ==========

                                    CASHFLOW
                                  GENERAL FUND
                                    2006-2007
                              (MILLIONS OF DOLLARS)

                          2004 APRIL         MAY         JUNE        JULY       AUGUST   SEPTEMBER     OCTOBER     NOVEMBER
                          ----------  ----------   ----------  ----------   ----------  ----------  ----------   ----------
OPENING FUND BALANCE           1,077       3,842        1,227       1,865        1,740       2,314       2,413        2,184

RECEIPTS:
 Taxes:
   Personal income tax         3,851         526        1,945       1,215        1,344       1,895         630          543
   Sales Tax                     626         576          857         622          596         826         588          580
   User taxes and fees            79          41           52          62           55          46          45           53
   Business taxes                148          (9)         727          91           56         805          38           12
   Other taxes                    68          50           79          60           52          57          65           63
 Miscellaneous receipts           69          67          318         245          124         141         100          343
 Federal grants                    1           1            1           0            2           1           0            0
 Transfers from other
   funds:
   Revenue Bond Fund             875         158          648         405          382         649         197           69
   LGAC                          181          33            0           0          617         339         180          176
   Clean Water/Clean Air          52          26           77          23           67          49          20           28
   All other Transfers             4           0            0           6            1         179          57            1
                          ----------  ----------   ----------  ----------   ----------  ----------  ----------   ----------

   TOTAL RECEIPTS              5,954       1,469        4,704       2,729        3,296       4,987       1,920        1,868
                          ==========  ==========   ==========  ==========   ==========  ==========  ==========   ==========

DISBURSEMENTS:
 Grants to local
   governments                 1,621       3,089        2,805       1,669        1,677       2,836       1,411        1,462
 State operations                837         708          790         795          601         755         336          619
 General State charges           423         179          214         268          306         910         194          204
 Transfers to other
   funds:
   Debt service                  211          45          220          50           35         319          51          168
   Capital projects                1          46           23          56           32          33          30           40
   All Other Transfers            96          17           14          16           71          35         127           41
                          ----------  ----------   ----------  ----------   ----------  ----------  ----------   ----------

   TOTAL DISBURSEMENTS         3,189       4,084        4,066       2,854        2,722       4,888       2,149        2,534
                          ==========  ==========   ==========  ==========   ==========  ==========  ==========   ==========

FISCAL MANAGEMENT PLAN             0           0            0           0            0           0           0            0
                          ==========  ==========   ==========  ==========   ==========  ==========  ==========   ==========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                2,765      (2,615)         638        (125)         574          99        (229)        (666)
                          ----------  ----------   ----------  ----------   ----------  ----------  ----------   ----------

CLOSING FUND BALANCE           3,842       1,277        1,865       1,740        2,314       2,413       2,184        1,518
                          ==========  ==========   ==========  ==========   ==========  ==========  ==========   ==========

                                            2005
                            DECEMBER     JANUARY     FEBRUARY       MARCH        TOTAL
                          ----------  ----------   ----------  ----------   ----------
OPENING FUND BALANCE           1,518       1,834        4,970       5,475        1,077

RECEIPTS:
 Taxes:
   Personal income tax         1,290       3,134        1,805         538       18,716
   Sales Tax                     859         622          497         769        8,018
   User taxes and fees            59          63           47          59          661
   Business taxes                768          35           17       1,026        3,714
   Other taxes                    72          64           67          67          764
 Miscellaneous receipts          304         153          178         305        2,347
 Federal grants                    0           0            0           0            6
 Transfers from other
   funds:
   Revenue Bond Fund             436       1,044          427         423        5,713
   LGAC                          263         188            3         178        2,158
   Clean Water/Clean Air          16          19           20          14          411
   All other Transfers            11          28            1         218          506
                          ----------  ----------   ----------  ----------   ----------

   TOTAL RECEIPTS              4,078       5,350        3,062       3,597       43,014
                          ==========  ==========   ==========  ==========   ==========

DISBURSEMENTS:
 Grants to local
   governments                 2,270       1,260        1,843       7,539       29,482
 State operations                872         664          421         227        7,625
 General State charges           240         265          174         238        3,615
 Transfers to other
   funds:
   Debt service                  348          14           28         244        1,733
   Capital projects               54          28          137        (286)         194
   All Other Transfers            18          23           14          67          539
                          ----------  ----------   ----------  ----------   ----------

   TOTAL DISBURSEMENTS         3,802       2,254        2,617       8,029       43,188
                          ==========  ==========   ==========  ==========   ==========

FISCAL MANAGEMENT PLAN            40          40           60          84          224
                          ==========  ==========   ==========  ==========   ==========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                  316       3,136          505      (4,348)          50
                          ----------  ----------   ----------  ----------   ----------

CLOSING FUND BALANCE           1,834       4,970        5,475       1,127        1,127
                          ==========  ==========   ==========  ==========   ==========

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                         SPECIAL       CAPITAL          DEBT
                                           GENERAL       REVENUE      PROJECTS       SERVICE        (MEMO)
                                              FUND         FUNDS         FUNDS         FUNDS         TOTAL
                                        ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                         1,077         1,703          (336)          174         2,618
                                        ==========    ==========    ==========    ==========    ==========
RECEIPTS:
Taxes                                       31,873         4,758         1,795         8,993        47,419
Miscellaneous receipts                       2,347        11,101         1,920           647        16,015
Federal grants                                   6             0             0             0             6
                                        ----------    ----------    ----------    ----------    ----------
   TOTAL RECEIPTS                           34,226        15,859         3,715         9,640        63,440
                                        ==========    ==========    ==========    ==========    ==========

DISBURSEMENTS:
Grants to local governments                 29,482        11,109         1,049             0        41,640
State operations                             7,625         5,064             0            22        12,711
General State charges                        3,615           485             0             0         4,100
Debt service                                     0             0             0         3,859         3,859
Capital projects                                 0             1         1,962             0         1,963
                                        ----------    ----------    ----------    ----------    ----------
   TOTAL DISBURSEMENTS                      40,722        16,659         3,011         3,881        64,273
                                        ==========    ==========    ==========    ==========    ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                   8,788           762           230         5,229        15,009
Transfers to other funds                    (2,466)         (397)       (1,080)      (10,989)      (14,932)
Bond and note proceeds                           0             0           193             0           193
                                        ----------    ----------    ----------    ----------    ----------
   NET OTHER FINANCING SOURCES (USES)        6,322           365          (657)       (5,760)          270
                                        ==========    ==========    ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                         224             0             0             0           224
                                        ==========    ==========    ==========    ==========    ==========

CHANGE IN FUND BALANCE                          50          (435)           47            (1)         (339)
                                        ==========    ==========    ==========    ==========    ==========

CLOSING FUND BALANCE                         1,127         1,268          (289)          173         2,279
                                        ==========    ==========    ==========    ==========    ==========

          THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                         SPECIAL       CAPITAL          DEBT
                                           GENERAL       REVENUE      PROJECTS       SERVICE        (MEMO)
                                              FUND         FUNDS         FUNDS         FUNDS         TOTAL
                                        ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                         1,077         2,183          (489)          174         2,945
                                        ==========    ==========    ==========    ==========    ==========

RECEIPTS:
Taxes                                       31,873         4,758         1,795         8,993        47,419
Miscellaneous receipts                       2,347        11,225         1,920           647        16,139
Federal grants                                   6        35,185         1,814             0        37,005
                                        ----------    ----------    ----------    ----------    ----------
   TOTAL RECEIPTS                           34,226        51,168         5,529         9,640       100,563
                                        ==========    ==========    ==========    ==========    ==========

DISBURSEMENTS:
Grants to local governments                 29,482        42,802         1,267             0        73,551
State operations                             7,625         8,408             0            22        16,055
General State charges                        3,615           689             0             0         4,304
Debt service                                     0             0             0         3,859         3,859
Capital projects                                 0             2         3,520             0         3,522
                                        ----------    ----------    ----------    ----------    ----------
   TOTAL DISBURSEMENTS                      40,722        51,901         4,787         3,881       101,291
                                        ==========    ==========    ==========    ==========    ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                   8,788         3,135           230         5,229        17,382
Transfers to other funds                    (2,466)       (2,889)       (1,088)      (10,989)      (17,432)
Bond and note proceeds                           0             0           193             0           193
                                        ----------    ----------    ----------    ----------    ----------
   NET OTHER FINANCING SOURCES (USES)        6,322           246          (665)       (5,760)          143
                                        ==========    ==========    ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                         224             0             0             0           224
                                        ==========    ==========    ==========    ==========    ==========

CHANGE IN FUND BALANCE                          50          (487)           77            (1)         (361)
                                        ==========    ==========    ==========    ==========    ==========

CLOSING FUND BALANCE                         1,127         1,696          (412)          173         2,584
                                        ==========    ==========    ==========    ==========    ==========

          THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                         CASH DISBURSEMENTS BY FUNCTION
                        2004-2005 ALL GOVERNMENTAL FUNDS
                             (THOUSANDS OF DOLLARS)

                                                                                                      REVISIONS
                                                                    ENACTED        COLLECTIVE        (INCLUDING          MID-YEAR
                                                                   ESTIMATE       BARGAINING*              FMP)          ESTIMATE
                                                             --------------    --------------    --------------    --------------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                               88,992             1,053            (2,768)           87,277
Alcoholic Beverage Control                                           10,220               311               (85)           10,446
Banking Department                                                   60,221             1,645                 0            61,866
Consumer Protection Board                                             2,465                73              (100)            2,438
Economic Development, Department of                                 345,557               516                 0           346,073
Empire State Development Corporation                                 65,975                 0                 0            65,975
Energy Research and Development Authority                            26,123                 0                 0            26,123
Housing Finance Agency                                                    0                 0                 0                 0
Housing and Community Renewal, Division of                          219,674             2,097              (287)          221,484
Insurance Department                                                128,217             3,208             5,747           137,172
Olympic Regional Development Authority                                7,750                 0                 0             7,750
Public Service, Department of                                        57,429             1,478            (2,648)           56,259
Science, Technology and Academic Research, Office of                 80,170                75                 0            80,245
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               1,092,793            10,456              (141)        1,103,108
                                                             ==============    ==============    ==============    ==============

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                                4,523               141                 0             4,664
Environmental Conservation, Department of                           901,821             8,173            16,854           926,848
Environmental Facilities Corporation                                 12,416               228                 0            12,644
Parks, Recreation and Historic Preservation, Office of              228,028             4,822               (28)          232,822
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               1,146,788            13,364            16,826         1,176,978
                                                             ==============    ==============    ==============    ==============

TRANSPORTATION
Motor Vehicles, Department of                                       217,695            10,480            (2,663)          225,512
Thruway Authority                                                     4,000                 0                 0             4,000
Transportation, Department of                                     5,334,101            16,645          (131,712)        5,219,034
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               5,555,796            27,125          (134,375)        5,448,546
                                                             ==============    ==============    ==============    ==============

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                     4,044                37                (3)            4,078
Aging, Office for the                                               171,228               293                 0           171,521
Children and Families, Council on                                         0                 0                 0                 0
Children and Family Services, Office of                           3,092,522             8,627            40,729         3,141,878
Health, Department of                                            33,478,337            12,774            (1,928)       33,489,183
                                                             --------------    --------------    --------------    --------------
   MEDICAL ASSISTANCE                                            29,300,766                 0           128,700        29,429,466
   MEDICAID ADMINISTRATION                                          542,400                 0            35,000           577,400
   ALL OTHER                                                      3,635,171            12,774          (165,628)        3,482,317
Human Rights, Division of                                            14,884               444                 0            15,328
Labor, Department of                                                766,602             8,870            99,604           875,076
Prevention of Domestic Violence, Office of                            1,602                74               488             2,164
Temporary and Disability Assistance, Office of                    4,455,899             5,573            (6,042)        4,455,430
   WELFARE ASSISTANCE                                             3,124,959                 0           (24,157)        3,100,802
   WELFARE ADMINISTRATION                                           341,133                 0             1,400           342,533
   ALL OTHER                                                        989,807             5,573            16,715         1,012,095
Welfare Inspector General, Office of                                  1,083                23                 0             1,106
Workers' Compensation Board                                         145,860             3,216               294           149,370
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                              42,132,061            39,931           133,142        42,305,134
                                                             ==============    ==============    ==============    ==============

                                                                                                      REVISIONS
                                                                    ENACTED        COLLECTIVE        (INCLUDING          MID-YEAR
                                                                   ESTIMATE       BARGAINING*              FMP)          ESTIMATE
                                                             --------------    --------------    --------------    --------------
MENTAL HEALTH
Mental Health, Office of                                          2,172,437            36,521            (2,954)        2,206,004
Mental Retardation and Developmental Disabilities,
Office of                                                         2,820,865            41,014           (45,689)        2,816,190
Alcohol and Substance Abuse Services, Office of                     478,649             2,127            (6,427)          474,349
Developmental Disabilities Planning Council                           3,730               (18)               27             3,739
Quality of Care for the Mentally Disabled, Commission on             11,200               200               (12)           11,388
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               5,486,881            79,844           (55,055)        5,511,670
                                                             ==============    ==============    ==============    ==============

PUBLIC PROTECTION
Capital Defenders Office                                             12,519               175                 0            12,694
Correction, Commission of                                             2,427                84                 0             2,511
Correctional Services, Department of                              2,140,898            18,952            81,189         2,241,039
Crime Victims Board                                                  61,858               201                 0            62,059
Criminal Justice Services, Division of                              304,234             1,446            (3,071)          302,609
Investigation, Temporary State Commission of                          3,426                87                 0             3,513
Judicial Commissions                                                  2,542                62                 0             2,604
Military and Naval Affairs, Division of (1)                       1,840,922             1,138           (26,736)        1,815,324
Parole, Division of                                                 175,903             4,752             1,012           181,667
Probation and Correctional Alternatives, Division of                 75,480                77                 0            75,557
Public Security, Office of                                           11,929                22                 0            11,951
State Police, Division of                                           489,083             1,774             3,690           494,547
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               5,121,221            28,770            56,084         5,206,075
                                                             ==============    ==============    ==============    ==============

EDUCATION
Arts, Council on the                                                 45,789               214                 0            46,003
City University of New York                                       1,134,572                 0                 0         1,134,572
Education, Department of                                         22,694,716             6,266              (448)       22,700,534
                                                             --------------    --------------    --------------    --------------
   SCHOOL AID                                                    15,090,841                 0                 0        15,090,841
   STAR PROPERTY TAX RELIEF                                       3,018,000                 0                 0         3,018,000
   HANDICAPPED                                                    1,432,976                 0                 0         1,432,976
   ALL OTHER                                                      3,152,899             6,266              (448)        3,158,717
Higher Education Services Corporation                             1,014,996             1,449                 0         1.016,445
State University Construction Fund                                    9,402               331              (477)            9,256
State University of New York                                      4,634,189            92,796           111,672         4,838,657
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                              29,533,664           101,056           110,747        29,745,467
                                                             ==============    ==============    ==============    ==============

GENERAL GOVERNMENT
Audit and Control, Department of                                    176,815             3,293            25,400           205,508
Budget, Division of the                                              39,786             1,315             2,787            43,888
Civil Service, Department of                                         21,652               783               129            22,564
Elections, State Board of                                             6,616                95            (3,000)            3,711
Employee Relations, Office of                                         3,550               118                84             3,752
Executive Chamber                                                    14,916             1,174               139            16,229
General Services, Office of                                         213,756             2,320             2,277           218,353
Inspector General, Office of                                          5,441               189                 0             5,630
Law, Department of                                                  170,823             4,551              (464)          174,910
Lieutenant Governor, Office of the                                      458                29                 0               487
Lottery, Division of                                                159,651               712            13,857           174,220
Public Employment Relations Board                                     3,472               109                88             3,669
Racing and Wagering Board, State                                     14,832               269             1,669            16,770
Real Property Services, Office of                                    53,800               911            (1,921)           52,790
Regulatory Reform, Governor's Office of                               3,375                97                 0             3,472

                                                                                                      REVISIONS
                                                                    ENACTED        COLLECTIVE        (INCLUDING          MID-YEAR
                                                                   ESTIMATE       BARGAINING*              FMP)          ESTIMATE
                                                             --------------    --------------    --------------    --------------
State, Department of                                                234,589             1,215                12           235,816
Tax Appeals, Division of                                              2,718                94                 0             2,812
Taxation and Finance, Department of                                 338,027            10,179            (2,200)          346,006
Technology, Office of                                                19,897               300                 0            20,197
TSC Lobbying                                                          1,325                37               (50)            1,312
Veterans Affairs, Division of                                        12,517               257              (481)           12,293
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               1,498,016            28,047            38,326         1,564,389
                                                             ==============    ==============    ==============    ==============

ALL OTHER CATEGORIES
Legislature                                                         201,629                 0                 0           201,629
Judiciary (excluding fringe benefits)                             1,508,013                 0            42,500         1,550,513
Homeland Security                                                   141,974                 0             1,458           143,432
Local Government Assistance                                         802,661                 0                 0           802,661
Long-Term Debt Service                                            3,898,993                 0           (40,120)        3,858,873
General State Charges/Miscellaneous                               4,176,765          (328,593)          (85,955)        2,672,217
Capital Accounting Adjustment(2)                                 (1,090,000)                0                 0                 0
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               9,640,035          (328,593)          (82,117)        9,229,325
                                                             --------------    --------------    --------------    --------------
TOTAL ALL GOVERNMENTAL FUNDS SPENDING                           101,207,255                 0            83,437       101,290,692
                                                             ==============    ==============    ==============    ==============

* REPRESENTS THE ALLOCATION OF COLLECTIVE BARGAINING COST TO AGENCIES. THE ENACTED BUDGET ESTIMATE HAD REFLECTED THE COSTS CENTRALLY.

NOTE 1: PROJECTED 2004-05 INCLUDES $1.7 BILLION IN WORLD TRADE CENTER SPENDING THAT WILL BE REFLECTED IN VARIOUS AGENCIES AT YEAR END.

NOTE 2: PROJECTED 2004-05 SPENDING BY FUNCTION HAS BEEN ADJUSTED TO INCLUDE CERTAIN OFF-BUDGET CAPITAL PROJECTS SPENDING, HOWEVER IT IS EXCLUDED FROM TOTAL PROJECTED SPENDING. THIS SPENDING IS NOT INCLUDED IN ACTUAL CASH RESULTS BY THE STATE COMPTROLLER ON A CASH BASIS BUT IS REFLECTED ON A GAAP BASIS.

SPECIAL CONSIDERATIONS

     The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the section entitled "Financial Plan Reserves and Risks" in the Mid-Year Update.

                          J.P. Morgan Mutual Fund Trust

                            Part C. Other Information


Item 23. Exhibits


EXHIBIT    EXHIBIT
NUMBER     DESCRIPTION
-------    ------------

(a)(1) ARTICLES OF INCORPORATION. Declaration of Trust dated as of February 1, 1994. Incorporated herein by reference to the Registrant's Registration Statement as filed on February 14, 1994.

(a)(2) Amendment No. 1 to Declaration of Trust dated December 6, 2001. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(a)(3) Amendment No. 2 to Declaration of Trust dated February 5, 2003. Incorporated herein by reference to Registrant's Registration Statement as filed on December 26, 2003.

(a)(4) Amendment No. 3 to Declaration of Trust dated August 19, 2004. Incorporated herein by reference to Exhibit (1)(o) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(b)(1)     BY-LAWS. By-Laws of Registrant dated January 19, 1996.
           Incorporated herein by reference to the Registrant's Registration Statement as filed on February 14, 1994.

(b)(2) Certification of Amendment to By-Laws of Registrant dated January 19, 1996. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(b)(3) Amendment to By-Laws dated September 5, 2001. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement as filed on December 20, 2002 (Accession No. 0001047469-02-007862).

(b)(4)     Amendment to By-Laws. Incorporated herein by reference to Exhibit
           (2)(d) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession number 0001104659-04-029025).

(c)        INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

(d)(1) INVESTMENT ADVISORY CONTRACTS. Investment Advisory Agreement dated May 6, 1996 by and between Registrant and The Chase Manhattan Bank, N.A. and its Successor. Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement as filed on December 28, 1995 (Accession No. 0000922423-95-000282).

(d)(2) Assignment and Assumption Agreement dated February 28, 2001. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 29, 2004 (Accession Number
           0001047469-04-032503).

(d) (3) Form of Amendment to the Investment Advisory Agreement effective February 19, 2005 by and between Registrant and The Chase Manhattan Bank, NA, as assigned to J.P. Morgan Fleming Asset Management (USA) Inc. in an Assignment and Assumption Agreement dated February 28, 2001, and then succeeded to by J.P. Morgan Investment Management Inc. Incorporated herein by reference to Exhibit (6)(b) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(e)(1) UNDERWRITING CONTRACTS. Distribution Agreement dated June 29, 2001 between Registrant and J.P. Morgan Fund Distributors, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(e)(2) Form of Amendment to Distribution Agreement dated July 25, 2002 between Registrant and J.P. Morgan Fund Distributors, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(e)(3) Form of Distribution Agreement effective February 19, 2005 by and between Registrants and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (7)(c) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(f)        BONUS OR PROFIT SHARING CONTRACTS. Not applicable.

(g)(1) CUSTODIAN AGREEMENT. Global Custody Agreement dated March 1, 2003 between JPMorgan Chase Bank and Registrant. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(g)(2) Fee Schedule for Global Custody Agreement dated July 2002. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(g)(3)     Form of Global Custody Agreement filed herewith.

(h)(1)     OTHER MATERIAL CONTRACTS. Administration Agreement dated
           September 7, 2001 between Registrant and Morgan Guaranty Trust Company of New York. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(h)(2) Shareholder Servicing Agreement between Registrant and The Chase Manhattan Bank, N.A. Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement as filed on December 28, 1995 (Accession No.
           0000922423-95-000282).

(h)(3) Transfer Agency Agreement dated September 1, 2001 between Registrant and DST Systems, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(h)(4) Form of Administration Agreement effective February 19, 2005 by and between Registrant and One Group Administrative Services, Inc. Incorporated herein by reference to Exhibit (13)(g) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(h)(6) Form of Shareholder Servicing Agreement effective February 19, 2005 by and between Registrant and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (13)(h) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(h)(7) Form of Transfer Agency Agreement effective February 19, 2005 by and between Registrant and Boston Financial Data Services, Inc. Incorporated herein by reference to Exhibit (13)(i) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(h)(8) Form of Indemnification Agreement. Incorporated herein by reference to Exhibit (130(j) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession number 0001104659-04-029025).

(i) LEGAL OPINION. Opinion and consent of Nixon Peabody LLP filed herewith.

(j) OTHER OPINIONS. Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k)        OMITTED FINANCIAL STATEMENTS. Financial statements omitted from
           Item 22.

(l)        INITIAL CAPITAL AGREEMENTS. Inapplicable.

(m)(1) RULE 12B-1 PLAN. Form of Distribution Plan. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(m)(2)     Combined Amended and Restated Distribution Plan filed herewith.

(n)(1) RULE 18F-3 PLAN. Rule 18f-3 Multi-Class Plan effective May 6, 1996, as revised June 21, 2001. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's
           Registration Statement as filed on December 20, 2002 (Accession No. 0001047469-02-007862).

(n)(2) Combined Amended and Restated Rule 18f-3 Multi-Class Plan filed herewith.

(o)        Reserved.

(p)(1) Codes of Ethics for Funds. Incorporated herein by reference from Registrant's Registration Statement on Form N-1A as filed December 28, 2004.

(p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(p)(3) Code of Ethics of Adviser. Incorporated herein by reference from Registrant's Registration Statement on Form N-1A as filed December 28, 2004.

(p)(4) Code of Ethics for One Group Dealer Services, Inc. Incorporated herein by reference from Registrant's Registration Statement on Form N-1A as filed December 28, 2004.

(99)(a) POWERS OF ATTORNEY. Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Dr. Matthew Goldstein, Robert J. Higgins, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler and Leonard M. Spalding. Incorporated herein by reference from Registrant's Registration Statement on Form N-1A as filed
           December 28, 2004.

ITEM 24.  Person Controlled by or Under Common Control with the Fund


     Not applicable.


ITEM 25.  Indemnification


          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.  Business and Other Connections of Investment Adviser

The business of J.P. Morgan Investment Management Inc. (JPMIM), the Adviser, is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of JPMIM is currently listed in the investment advisor registration on Form ADV for JPMIM (File No. 801-21011) and is incorporated herein by reference.

ITEM 27.  Principal Underwriters

(a)(1) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares for the period through February 18, 2005. J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
Growth and Income Portfolio
J.P. Morgan Funds
J.P. Morgan Fleming Series Trust
J.P. Morgan Institutional Funds
J.P. Morgan Mutual Fund Series
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Select Group
J.P. Morgan Mutual Select Trust
J.P. Morgan Mutual Fund Trust
Mutual Fund Variable Annuity Trust
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds

(2) Effective February 19, 2005, JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) will become the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. As of the date of this post-effective amendment, One Group Dealer Services, Inc. acts as principal underwriter for the following investment company: One Group Mutual Funds. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds

(b)(1) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                                  POSITION AND OFFICES                         POSITION A
NAME AND ADDRESS                  WITH DISTRIBUTOR                             WITH REGISTRANT
------------------------          -------------------------------------------  ---------------
Charles Linn Booth                Vice President/Assistant Compliance Officer    None
3435 Stelzer Road
Columbus, OH 43219

Robert A. Bucher                  Financial and Operations Principal             None
3435 Stelzer Road
Columbus, OH 43219

James L. Fox                      Director                                       None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                     Director/Secretary                             None
90 Park Ave.
New York, NY 10016

Edward S. Forman                  Assistant Secretary                            None
90 Park Ave.
New York, NY 10016

Stephen Hoffman                   Treasurer                                      None
3435 Stelzer Road
Columbus, OH 43219

Richard F. Froio                  Vice President/                                None
100 Summer Road                   Chief Compliance Officer/Executive
Boston, MA 02110                  Representative Supervising Principal

William J. Tomko                  President                                      None
3435 Stelzer Road
Columbus, OH 43219

(2) The directors and officers of JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

                         POSITIONS AND OFFICES
                         WITH ONE GROUP DEALER
NAME                         SERVICES, INC.                      POSITIONS WITH REGISTRANT
----                     ---------------------                   -------------------------
David Thorp              President                               None

Robert L. Young          Vice President                          Senior Vice President

Michael R. Machulski     Director, Vice President and Treasurer  None

Nancy E. Fields          Vice President                          Assistant Secretary

Scott E. Richter         Secretary                               Secretary and Chief Legal Officer

Jessica K. Ditullio      Assistant Secretary                     Assistant Secretary

Charles Wooding          Assistant Treasurer                     None

(c)     Not applicable.

ITEM 28.  Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).

JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005), the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).

JPMorgan Funds Management, Inc. (named One Group Administrative Services, Inc. through February 18, 2005), the Registrant's administrator (effective
February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

ITEM 29.  Management Services


          Not applicable


ITEM 30.  Undertakings


          Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 17th day of February, 2005.

                                    J.P. MORGAN MUTAL FUND TRUST

                                    By: /s/ George C. W. Gatch
                                        -------------------------
                                        George C.W. Gatch
                                        President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 17, 2005.

Fergus Reid, III*                       Robert J. Higgins*
------------------------                -------------------------
Fergus Reid, III                        Robert J. Higgins
Trustee and Chairman                    Trustee

William J. Armstrong*                   William G. Morton*
------------------------                -------------------------
William J. Armstrong                    William G. Morton
Trustee                                 Trustee

Roland R. Eppley, Jr.*                  James J. Schonbachler*
------------------------                -------------------------
Roland R. Eppley, Jr.                   James J. Schonbachler
Trustee                                 Trustee

Dr. Matthew Goldstein*                  Leonard M. Spalding, Jr.*
------------------------                -------------------------
Dr. Matthew Goldstein                   Leonard M. Spalding, Jr.
Trustee                                 Trustee


*By /s/ Patricia A. Maleski
-----------------------------
Patricia A. Maleski
Attorney-in-fact


By /s/ Stephanie J. Dorsey
-----------------------------
Stephanie J. Dorsey
Treasurer

By /s/ George C.W. Gatch
-----------------------------
George C.W. Gatch
President

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION
-------    -------------------

(g)(3)     Form of Global Custody Agreement

(i)        Opinion and Consent of Nixon Peabody LLP

(j)        Consent of Independent Registered Public Accounting Firm

(m)(2)     Combined Amended and Restated Distribution Plan

(n)(2)     Combined Amended and Restated Rule 18f-3 Multi-Class Plan